     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 24, 1998

                                                              FILE NO. 33-64875
                                                              FILE NO. 811-7445
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A


                          REGISTRATION STATEMENT UNDER THE
                               SECURITIES ACT OF 1933                      / /
                           POST-EFFECTIVE AMENDMENT NO. 3                  /X/
                                        AND
                          REGISTRATION STATEMENT UNDER THE
                           INVESTMENT COMPANY ACT OF 1940                  / /
                                  AMENDMENT NO. 4                          /X/



                            ------------------------

                           SEI ASSET ALLOCATION TRUST
               (Exact Name of Registrant as Specified in Charter)

                         C/O THE CT CORPORATION SYSTEM
                                2 Oliver Street
                          Boston, Massachusetts 02109
               (Address of Principal Executive Offices, Zip Code)
       Registrant's Telephone Number, including Area Code (610) 254-1000


                               EDWARD D. LOUGHLIN
                          C/O SEI Investments Company
                            Oaks, Pennsylvania 19456
                    (Name and Address of Agent for Service)


                                   COPIES TO:

     Richard W. Grant, Esquire               John H. Grady, Jr., Esquire
     Morgan, Lewis & Bockius LLP             Morgan, Lewis & Bockius LLP
     2000 One Logan Square                   1800 M Street, NW
     Philadelphia, Pennsylvania 19103        Washington, DC 20036

                            ------------------------


      Title of Securities Being Registered...Units of Beneficial Interest


 It is proposed that this filing will become effective (check appropriate box)


   / /     immediately upon filing pursuant to paragraph (b)
   /X/     on July 29, 1998, pursuant to paragraph (b)
   / /     60 days after filing pursuant to paragraph (a)
   / /     on [date] pursuant to paragraph (a)(1) of Rule 485
   / /     75 days after filing pursuant to paragraph (a)(2)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           SEI ASSET ALLOCATION TRUST
                             CROSS REFERENCE SHEET

N-1A ITEM NO.                                                                       LOCATION
--------------------------------------------------------------  -------------------------------------------------

PART A--
Item 1.      Cover Page.......................................  Cover Page
Item 2.      Synopsis.........................................  Fund Expenses; Indirect Expenses
Item 3.      Condensed Financial Information..................  Financial Highlights
Item 4.      General Description of Registrant................  Fund Expenses; Indirect Expenses; Investment
                                                                  Objectives and Policies of the Funds; General
                                                                  Investment Policies of the Funds; Portfolio
                                                                  Turnover of the Funds; Risk Factors of the
                                                                  Funds; Investment Limitations of the Funds;
                                                                  Investment Goals of the Underlying Portfolios;
                                                                  Investment Objectives and Policies of the
                                                                  Underlying Portfolios; General Investment
                                                                  Policies of the Underlying Portfolios; Risk
                                                                  Factors of the Underlying Portfolios;
                                                                  Fundamental Limitations of the Underlying
                                                                  Portfolios
Item 5.      Management of the Trust..........................  General Information--The Adviser and Manager of
                                                                  the Funds; Distribution and Shareholder
                                                                  Servicing; The Advisers and Sub-Advisers to the
                                                                  Underlying Portfolios; Transfer Agent;
                                                                  Performance; General Information--The Trust;
                                                                  Trustees of the Trust
Item 5A.     Management's Discussion of Fund Performance......                          *
Item 6.      Capital Stock and Other Securities...............  Voting Rights; Reporting; Shareholder Inquiries;
                                                                  Dividends; Counsel and Independent Accountants;
                                                                  Custodian and Wire Agent; Taxes
Item 7.      Purchase of Securities Being Offered.............  Purchase and Redemption of Shares
Item 8.      Redemption or Repurchase.........................  Purchase and Redemption of Shares
Item 9.      Pending Legal Proceedings........................                          *

PART B--

Item 10.     Cover Page.......................................  Cover Page
Item 11.     Table of Contents................................  Table of Contents
Item 12.     General Information and History..................  The Trust

                                      (i)

N-1A ITEM NO.                                                                       LOCATION
--------------------------------------------------------------  -------------------------------------------------
Item 13.     Investment Objectives and Policies...............  Description of Permitted Investments of the
                                                                  Underlying Portfolios; Description of Ratings;
                                                                  Investment Limitations of the Funds; Investment
                                                                  Limitations of the Underlying Portfolios
Item 14.     Management of the Registrant.....................  The Manager
Item 15.     Control Persons and Principal Holders of
               Securities.....................................                          *
Item 16.     Investment Advisory and Other Services
               Services.......................................  The Manager; The Investment Adviser to the Funds;
                                                                  The Advisers and Sub-Advisers to the Underlying
                                                                  Portfolios
Item 17.     Brokerage Allocation.............................  Portfolio Transactions
Item 18.     Capital Stock and Other Securities...............  Description of Shares
Item 19.     Purchase, Redemption, and Pricing of Securities
               Being Offered..................................  Purchase and Redemption of Shares
Item 20.     Tax Status.......................................  Taxes
Item 21.     Underwriters.....................................  Distribution
Item 22.     Calculation of Yield Quotations..................  Performance
Item 23.     Financial Statements.............................                          *

                                     PART C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

------------------------

 *  Not Applicable

                                      (ii)

SEI ASSET ALLOCATION TRUST
JULY 31, 1998

--------------------------------------------------------------------------------

DIVERSIFIED CONSERVATIVE INCOME FUND
DIVERSIFIED CONSERVATIVE FUND
DIVERSIFIED GLOBAL MODERATE GROWTH FUND
DIVERSIFIED MODERATE GROWTH FUND
DIVERSIFIED GLOBAL GROWTH FUND
DIVERSIFIED GLOBAL STOCK FUND
DIVERSIFIED U.S. STOCK FUND
---------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced Funds. Please read this Prospectus carefully before investing, and keep it on file for future reference.


A Statement of Additional Information dated July 31, 1998, has been filed with the Securities and Exchange Commission ("SEC") and may be obtained upon request and without charge by writing the Distributor, SEI Investments Distribution Co. (the "Distributor"), at Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.



SEI Asset Allocation Trust (the "Trust") is an open-end management investment company consisting of the seven separate diversified investment portfolios listed above (each a "Fund" and, together, the "Funds"). Each Fund offers investors a convenient means of investing in shares of certain mutual funds (the "Underlying Portfolios") managed by SEI Investments Management Corporation ("SIMC" or the "Adviser") within certain predetermined percentage ranges. Each Fund offers two classes of shares, Class A Shares and Class D Shares. Both classes of Shares are offered primarily to tax-advantaged and other retirement accounts. Class A Shares differ from Class D Shares primarily in the allocation of certain distribution and shareholder servicing expenses, and in the range and types of shareholder services offered to investors. This Prospectus offers Class A Shares of the Funds.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
  THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

FUND EXPENSES___________________________________________________________________
The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly in connection with an investment in each Fund's Class A Shares ("Direct Expenses"). In addition to the Direct Expenses, Class A Shareholders of the Funds will indirectly bear their pro rata share of the expenses of the Underlying Portfolios.

ANNUAL OPERATING EXPENSES (DIRECT EXPENSES)
--------------------------------------------------------------------------------

                                                                DIVERSIFIED
                                  DIVERSIFIED    DIVERSIFIED      GLOBAL      DIVERSIFIED   DIVERSIFIED   DIVERSIFIED   DIVERSIFIED
                                  CONSERVATIVE   CONSERVATIVE    MODERATE      MODERATE       GLOBAL        GLOBAL      U.S. STOCK
                                  INCOME FUND        FUND       GROWTH FUND   GROWTH FUND   GROWTH FUND   STOCK FUND       FUND
                                  ------------   ------------   -----------   -----------   -----------   -----------   -----------
Management/Advisory Fees (AFTER
  WAIVERS) (1)                        .00%           .00%          .00%          .00%          .00%          .00%          .00%
12b-1 Fees                            None           None          None          None          None          None          None
Total Other Expenses (2)              .12%           .12%          .12%          .12%          .12%          .12%          .12%
-----------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (AFTER
  WAIVERS) (2)                        .12%           .12%          .12%          .12%          .12%          .12%          .12%
-----------------------------------------------------------------------------------------------------------------------------------


(1) SIMC AND SEI INVESTMENTS FUND MANAGEMENT ARE CURRENTLY WAIVING THEIR ADVISORY AND MANAGEMENT FEES. ABSENT FEE WAIVERS, MANAGEMENT AND ADVISORY FEES FOR EACH FUND WOULD BE .30%. THESE FEE WAIVERS ARE VOLUNTARY AND MAY BE DISCONTINUED BY SIMC AND SEI INVESTMENTS FUND MANAGEMENT AT ANY TIME IN THEIR SOLE DISCRETION.


(2) ABSENT SIMC'S AND SEI INVESTMENTS FUND MANAGEMENT'S FEE WAIVERS, THE TOTAL OPERATING EXPENSES OF EACH FUND'S CLASS A SHARES WOULD BE .42%.


EXAMPLE
--------------------------------------------------------------------------------

                                                                   1 YR.   3 YRS.   5 YRS.   10 YRS.
                                                                   -----   ------   ------   -------
Based on the estimated Direct and indirect expenses (see below), an investor in a Fund would pay the following expenses on a
  $1,000 investment assuming: (1) a 5% annual return, and (2)
  redemption at the end of each time period:
    Diversified Conservative Income Fund                            $ 8     $26      $45      $100
    Diversified Conservative Fund                                   $10     $31      $54      $120
    Diversified Global Moderate Growth Fund                         $12     $37      $64      $141
    Diversified Moderate Growth Fund                                $11     $32      $56      $125
    Diversified Global Growth Fund                                  $12     $38      $67      $147
    Diversified Global Stock Fund                                   $12     $38      $66      $145
    Diversified U.S. Stock Fund                                     $11     $32      $56      $125
----------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


THE PURPOSE OF THE EXPENSE TABLES AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS A SHARES OF EACH FUND. IN ADDITION TO THE DIRECT EXPENSES SET FORTH IN THE "ANNUAL OPERATING EXPENSES" ABOVE, EACH FUND WILL BEAR THE INDIRECT EXPENSES OF ITS INVESTMENTS IN THE UNDERLYING PORTFOLIOS. THE EXPENSE EXAMPLES ARE BASED ON THE TOTAL OPERATING EXPENSES OF EACH FUND PLUS A WEIGHTED AVERAGE OF THE EXPENSE RATIOS OF THE UNDERLYING PORTFOLIOS BASED ON CURRENT ALLOCATIONS. THE FUNDS' COMBINED EXPENSE RATIO MAY BE HIGHER OR LOWER DEPENDING ON THE ALLOCATION OF THE FUNDS' ASSETS AMONG THE UNDERLYING PORTFOLIOS. THE CHART ON THE FOLLOWING PAGE PROVIDES THE TOTAL OPERATING EXPENSES FOR EACH UNDERLYING PORTFOLIO. A PERSON WHO PURCHASES SHARES THROUGH AN ACCOUNT WITH A FINANCIAL INSTITUTION MAY BE CHARGED SEPARATE FEES BY THAT INSTITUTION IN ADDITION TO THOSE SET FORTH ABOVE. CLASS A SHARES ARE SUBJECT TO THE SAME MANAGEMENT AND ADVISORY EXPENSES AS CLASS D SHARES, BUT ARE SUBJECT TO DIFFERENT DISTRIBUTION, SHAREHOLDER SERVICING AND TRANSFER AGENT EXPENSES. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE ADVISER AND MANAGER OF THE FUNDS" AND "DISTRIBUTION OF FUND SHARES AND SHAREHOLDER SERVICING."

INDIRECT EXPENSES
                ________________________________________________________________
As shown in the example above, investors in the Funds will also indirectly bear expenses of the Underlying Portfolios ("Indirect Expenses").


The chart below sets forth the expense ratios for each of the Underlying Portfolios in which the Funds will invest (based on information as of May 31, 1998).



UNDERLYING PORTFOLIOS                            EXPENSE RATIOS*
SIMT Large Cap Growth Portfolio                        .85%
SIMT Large Cap Value Portfolio                         .85%
SIMT Small Cap Growth Portfolio                       1.10%
SIMT Small Cap Value Portfolio                        1.10%
SIT International Equity Portfolio                    1.28%
SIT Emerging Markets Equity
  Portfolio                                           1.95%
SIMT Core Fixed Income Portfolio                       .60%
SIMT High Yield Bond Portfolio                         .85%
SIT Emerging Markets Debt Portfolio                   1.35%
SIT International Fixed Income
  Portfolio                                           1.00%
SLAT Prime Obligation Portfolio                        .44%
----------------------------------------------------------------------------

* THE EXPENSE RATIOS OF THE CLASS A SHARES OF THE UNDERLYING PORTFOLIOS SHOWN ABOVE REFLECT EXISTING FEE WAIVERS AND EXPENSE REIMBURSEMENT ARRANGEMENTS THAT MAY BE DISCONTINUED AT ANY TIME. ABSENT THESE FEE WAIVERS ON THE CLASS A SHARES OF THE UNDERLYING PORTFOLIOS, THESE EXPENSE RATIOS WOULD BE HIGHER.

FINANCIAL HIGHLIGHTS
                  ______________________________________________________________

The following financial highlights for a share outstanding throughout each period have been derived from the Funds' financial statements which were audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon, dated May 15, 1998, was unqualified. This information should be read in conjunction with the Trust's financial statements as of and for the fiscal year ended March 31, 1998, and notes thereto, which are incorporated by reference to the Trust's Statement of Additional Information. Additional information is set forth in the Trust's 1998 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-342-5734.



For a Class A Share Outstanding Throughout the Periods, Ended March 31


                                                                       NET
                                                                    REALIZED
                                             NET                       AND                                       NET
                                            ASSET        NET       UNREALIZED    DIVIDENDS                      ASSET
                                            VALUE     INVESTMENT      GAINS       FROM NET    DISTRIBUTIONS     VALUE
                                          BEGINNING    INCOME/     (LOSSES) ON   INVESTMENT   FROM CAPITAL       END        TOTAL
                                          OF PERIOD     (LOSS)     SECURITIES      INCOME         GAINS       OF PERIOD    RETURN
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------
Diversified Conservative Income Fund
-----------------------------------
1998 #                                     $10.55       $ 0.50       $ 1.46        $(0.44)       $(0.31)       $  11.76    19.16%
1997 (1)#                                   10.12         0.37         0.27         (0.21)       --               10.55     6.35*
-----------------------------------------
Diversified Conservative Fund
---------------------------
1998 #                                     $ 9.62       $ 0.33       $ 1.78        $(0.27)       $(0.15)       $  11.31    22.35%
1997 (2)#                                    9.26         0.26         0.35         (0.18)        (0.07)           9.62     6.54*
----------------------------------------------------------
Diversified Global Moderate Growth Fund
---------------------------------------
1998 #                                     $10.15       $ 0.31       $ 2.28        $(0.19)       $(0.06)       $  12.49    25.68%
1997 (3)#                                   10.00         0.06         0.14         (0.05)       --               10.15     1.96*
------------------------------------------------
Diversified Moderate Growth Fund
--------------------------------
1998 #                                     $10.74       $ 0.29       $ 2.76        $(0.25)       $(0.32)       $  13.22    29.08%
1997 (4)#                                   10.19         0.23         0.50         (0.16)        (0.02)          10.74     7.12*
--------------------------------------------
Diversified Global Growth Fund
-----------------------------
1998 #                                     $10.91       $ 0.22       $ 3.04        $(0.19)       $(0.34)       $  13.64    30.38%
1997 (5)#                                   10.19         0.15         0.68         (0.10)        (0.01)          10.91     8.10*
-----------------------------------------
Diversified Global Stock Fund
---------------------------
1998 #                                     $10.04       $ 0.15       $ 3.31        $(0.09)       $(0.13)       $  13.28    34.70%
1997 (6)#                                   10.00         0.02         0.05         (0.03)       --               10.04     0.67*
--------------------------------------
Diversified U.S. Stock Fund
-------------------------
1998 #                                     $11.38       $ 0.08       $ 5.53        $(0.05)       $(0.91)       $  16.03    50.40%
1997 (7)#                                   10.27         0.07         1.09         (0.05)       --               11.38    11.33*

                                                               RATIO OF                      RATIO OF NET
                                                                 NET          RATIO OF        INVESTMENT
                                                   RATIO OF   INVESTMENT    EXPENSES TO     INCOME/(LOSS)
                                            NET    EXPENSES    INCOME/      AVERAGE NET     TO AVERAGE NET
                                          ASSETS      TO      (LOSS) TO        ASSETS           ASSETS
                                          END OF   AVERAGE     AVERAGE       (EXCLUDING       (EXCLUDING     PORTFOLIO
                                          PERIOD     NET         NET        WAIVERS AND      WAIVERS AND     TURNOVER
                                           (000)    ASSETS      ASSETS     REIMBURSEMENT)   REIMBURSEMENT)     RATE
----------------------------------------
----------------------------------------
Diversified Conservative Income Fund
-----------------------------------
1998 #                                    $13,862   0.12%       4.37%          1.01%             3.48%         52%
1997 (1)#                                   2,983   0.12        4.38           3.65+             0.85+         27
----------------------------------------
Diversified Conservative Fund
---------------------------
1998 #                                    $22,125   0.12%       3.12%          0.81%             2.43%         24%
1997 (2)#                                   5,989   0.12        3.56           2.75+             0.93+         65
----------------------------------------
Diversified Global Moderate Growth Fund
---------------------------------------
1998 #                                    $13,255   0.12%       2.66%          0.86%             1.92%         30%
1997 (3)#                                      68   0.12        2.03            N/A++             N/A++         3
----------------------------------------
Diversified Moderate Growth Fund
--------------------------------
1998 #                                    $50,677   0.12%       2.39%          0.74%             1.77%         20%
1997 (4)#                                  15,440   0.12        2.64           1.45+             1.31+         22
----------------------------------------
Diversified Global Growth Fund
-----------------------------
1998 #                                    $57,012   0.12%       1.76%          0.72%             1.16%         15%
1997 (5)#                                  16,049   0.12        1.74           1.53+             0.33+         13
----------------------------------------
Diversified Global Stock Fund
---------------------------
1998 #                                    $19,730   0.12%       0.85%          1.13%            (0.16)%        10%
1997 (6)#                                   4,807   0.12        0.65           2.13+            (1.36)+        --
--------------------------------------
Diversified U.S. Stock Fund
-------------------------
1998 #                                    $25,357   0.12%       0.57%          0.80%            (0.11)%        21%
1997 (7)#                                   9,065   0.12        0.72           1.84+            (1.00)+        28


 +   Ratios reflect the impact of the initial low level of average net assets associated with commencement of operations and the effects of annualization. ++ Ratio is not meaningful due to low level of assets and because SEI
    Investments will bear all expenses exceeding specific limitations.
 #   Per share calculations were performed using average shares for the period.

 *  Total return has not been annualized.


 (1) Commenced operations 06/13/96. All ratios for that period have been annualized.


 (2) Commenced operations 06/26/96. All ratios for that period have been annualized.


 (3) Commenced operations 12/13/96. All ratios for that period have been annualized.


 (4) Commenced operations 06/10/96. All ratios for that period have been annualized.


 (5) Commenced operations 06/13/96. All ratios for that period have been annualized.


 (6) Commenced operations 12/09/96. All ratios for that period have been annualized.


 (7) Commenced operations 05/13/96. All ratios for that period have been annualized.

INVESTMENT
OBJECTIVES AND
POLICIES OF
THE FUNDS
       _________________________________________________________________________

                      The Funds offer investors the opportunity to invest in certain of the Underlying Portfolios, and are designed primarily for tax-advantaged retirement and other long-term investment or savings accounts, including: Individual Retirement Accounts ("IRAs"), 403(b)(7) tax-sheltered retirement accounts for employees of certain non-profit organizations, 401(k) savings plans, profit-sharing and money-purchase pension plans, and other employer-sponsored pension and savings plans.

                           In order to achieve its investment objective, each
                      Fund invests a percentage of its assets within predetermined percentage ranges in certain of the Underlying Portfolios, which are separately-managed series of the following investment companies: SEI Institutional Managed Trust ("SIMT"), SEI Institutional International Trust ("SIT") and SEI Liquid Asset Trust ("SLAT" and, together with SIMT and SIT, the "Underlying Trusts"). The percentages reflect the extent to which each Fund will invest in the particular market segment represented by each Underlying Portfolio, and the varying degrees of potential investment risk and reward represented by each Fund's investments in those market segments and their corresponding Underlying Portfolios. The Adviser may alter these percentage ranges when it deems appropriate.

                           The assets of each Fund will be allocated among each
                      of the Underlying Portfolios in accordance with its investment objective, the Adviser's outlook for the economy, the financial markets and the relative market valuations of the Underlying Portfolios. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Fund may invest its assets directly in cash, money market securities, or other instruments, including stock or bond index futures and options thereon. The investment objective of each Fund is set forth below. Each Fund's investment objective is a fundamental policy, and may not be changed without shareholder approval. There can be no assurance that the Funds will achieve their stated objectives.
DIVERSIFIED
CONSERVATIVE
INCOME FUND
                      The Diversified Conservative Income Fund seeks to provide current income and an opportunity for capital appreciation through limited participation in domestic equity markets. In general, relative to the other Funds, the Diversified Conservative Income Fund should offer investors the potential for a medium to high level of income and the potential for a low to medium level of capital growth, while subjecting investors to a medium level of principal risk. The Fund will invest in the following asset classes within the percentage ranges set forth below:

                                        INVESTMENT RANGE (PERCENT OF THE
ASSET CLASS                      DIVERSIFIED CONSERVATIVE INCOME FUND'S ASSETS)
---------------------------------------------------------------------------------
EQUITY........... ............                       10-50%
  SIMT Large Cap Growth
  SIMT Large Cap Value
  SIMT Small Cap Growth
  SIMT Small Cap Value
FIXED INCOME........ .........                       50-65%
  SIMT Core Fixed Income
MONEY MARKET........ .........                        0-30%
  SLAT Prime Obligation
---------------------------------------------------------------------------------

DIVERSIFIED
CONSERVATIVE FUND
                      The Diversified Conservative Fund seeks to provide current income with the opportunity for capital appreciation through limited participation in the domestic and international equity markets. In general, relative to the other Funds, the Diversified Conservative Fund should offer investors the potential for a medium level of income and the potential for a low to medium level of capital growth, while subjecting investors to a medium level of principal risk. The Fund will invest in the following asset classes within the percentage ranges set forth below:


                                        INVESTMENT RANGE (PERCENT OF THE
ASSET CLASS                          DIVERSIFIED CONSERVATIVE FUND'S ASSETS)
---------------------------------------------------------------------------------
EQUITY........... ............                       15-50%
  SIMT Large Cap Growth
  SIMT Large Cap Value
  SIMT Small Cap Growth
  SIMT Small Cap Value
  SIT International Equity
FIXED INCOME........ .........                       50-80%
  SIMT Core Fixed Income
  SIT International Fixed
   Income
MONEY MARKET........ .........                        0-30%
  SLAT Prime Obligation
---------------------------------------------------------------------------------

DIVERSIFIED GLOBAL
MODERATE
GROWTH FUND
                      The Diversified Global Moderate Growth Fund seeks to provide long-term capital appreciation through participation in the domestic and global equity markets with a limited level of current income. In general, relative to the other Funds, the Diversified Global Moderate Growth Fund should offer investors the potential for a medium level of income and the potential for a medium level of capital growth, while subjecting investors to a medium level of principal risk. The Fund will invest in the following asset classes within the percentage ranges set forth below:


                                        INVESTMENT RANGE (PERCENT OF THE
ASSET CLASS                     DIVERSIFIED GLOBAL MODERATE GROWTH FUND'S ASSETS)
---------------------------------------------------------------------------------
EQUITY........... ............                       30-75%
  SIMT Large Cap Growth
  SIMT Large Cap Value
  SIMT Small Cap Growth
  SIMT Small Cap Value
  SIT International Equity
  SIT Emerging Markets Equity
FIXED INCOME........ .........                       25-70%
  SIMT Core Fixed Income
  SIMT High Yield Bond
  SIT International Fixed
   Income
  SIT Emerging Markets Debt
MONEY MARKET........ .........                        0-30%
  SLAT Prime Obligation
---------------------------------------------------------------------------------


DIVERSIFIED
MODERATE
GROWTH FUND
                      The Diversified Moderate Growth Fund seeks to provide long-term capital appreciation with a limited level of current income. In general, relative to the other Funds, the Diversified Moderate Growth Fund should offer investors the potential for a medium level of income and the potential for a medium level of capital growth, while subjecting investors to a medium level of principal risk. The Fund will invest in the following asset classes within the percentage ranges set forth below:


                                        INVESTMENT RANGE (PERCENT OF THE
ASSET CLASS                        DIVERSIFIED MODERATE GROWTH FUND'S ASSETS)
---------------------------------------------------------------------------------
EQUITY........... ............                       30-70%
  SIMT Large Cap Growth
  SIMT Large Cap Value
  SIMT Small Cap Growth
  SIMT Small Cap Value
  SIT International Equity
FIXED INCOME........ .........                       30-60%
  SIMT Core Fixed Income
  SIT International Fixed
   Income
MONEY MARKET........ .........                        0-30%
  SLAT Prime Obligation
---------------------------------------------------------------------------------


DIVERSIFIED GLOBAL
GROWTH FUND
                      The Diversified Global Growth Fund seeks to provide long-term capital appreciation. Current income is a secondary consideration. In general, relative to the other Funds, the Diversified Global Growth Fund should offer investors the potential for a low to medium level of income and the potential for a medium to high level of capital growth, while subjecting investors to a higher level of principal risk. The Fund will invest in the following asset classes within the percentage ranges set forth below:


                                        INVESTMENT RANGE (PERCENT OF THE
ASSET CLASS                         DIVERSIFIED GLOBAL GROWTH FUND'S ASSETS)
---------------------------------------------------------------------------------
EQUITY........... ............                       45-95%
  SIMT Large Cap Growth
  SIMT Large Cap Value
  SIMT Small Cap Growth
  SIMT Small Cap Value
  SIT International Equity
  SIT Emerging Markets Equity
FIXED INCOME........ .........                        5-50%
  SIMT Core Fixed Income
  SIMT High Yield Bond
  SIT International Fixed
   Income
  SIT Emerging Markets Debt
MONEY MARKET........ .........                        0-30%
  SLAT Prime Obligation
---------------------------------------------------------------------------------


DIVERSIFIED GLOBAL
STOCK FUND
                      The Diversified Global Stock Fund seeks to provide long-term capital appreciation through a diversified global equity strategy. In general, relative to the other Funds, the Diversified Global Stock Fund should offer investors the potential for a lower level of income and the potential for a higher level of capital growth, while subjecting investors to medium to high levels of principal risk. The Fund will invest in the following asset classes within the percentage ranges set forth below:


                                        INVESTMENT RANGE (PERCENT OF THE
ASSET CLASS                          DIVERSIFIED GLOBAL STOCK FUND'S ASSETS)
---------------------------------------------------------------------------------
EQUITY........... ............                      70-100%
  SIMT Large Cap Growth
  SIMT Large Cap Value
  SIMT Small Cap Growth
  SIMT Small Cap Value
  SIT International Equity
  SIT Emerging Markets Equity
MONEY MARKET........ .........                        0-30%
  SLAT Prime Obligation
---------------------------------------------------------------------------------


DIVERSIFIED
U.S. STOCK FUND
                      The Diversified U.S. Stock Fund seeks to provide long-term capital appreciation through a diversified domestic equity strategy. Current income is an incidental consideration. In general, relative to the other Funds, the Diversified U.S. Stock Fund should offer investors the potential for a lower level of income and the potential for a high level of capital growth, while subjecting investors to a medium to high level of principal risk. The Fund will invest in the following asset classes within the percentage ranges set forth below:

                                        INVESTMENT RANGE (PERCENT OF THE
ASSET CLASS                           DIVERSIFIED U.S. STOCK FUND'S ASSETS)
---------------------------------------------------------------------------------
EQUITY........... ............                      70-100%
  SIMT Large Cap Growth
  SIMT Large Cap Value
  SIMT Small Cap Growth
  SIMT Small Cap Value
MONEY MARKET........ .........                        0-30%
  SLAT Prime Obligation
---------------------------------------------------------------------------------

GENERAL
INVESTMENT
POLICIES
OF THE FUNDS
          ______________________________________________________________________


                      The Funds will attempt to achieve their investment objectives by purchasing shares of the Underlying Portfolios within the percentage ranges set forth above for each asset class. The SEC issued an exemptive order to the Trust dated December 20, 1995 (the "Order") which permits the Funds to acquire up to 100% of the Shares of any of the Underlying Portfolios under certain conditions.

                           In addition to purchasing shares of the Underlying
                      Portfolios, the Funds may use futures contracts and options in order to remain effectively fully invested in proportions consistent with SIMC's current asset allocation strategy in an efficient and cost effective manner. Specifically, each Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets.
                           In order to meet liquidity needs, or for temporary
                      defensive purposes, the Funds may purchase money market securities or other short-term debt instruments rated in one of the top two categories by a nationally recognized statistical rating organization ("NRSRO") at the time of purchase or, if not rated, determined to be of comparable quality by the Adviser. To the extent that a Fund is engaged in temporary defensive investing, it will not be pursuing its investment objective. See "Description of Permitted Investments and Risk Factors of the Underlying Portfolios."

RISK FACTORS
OF THE FUNDS
          ______________________________________________________________________

                      Prospective investors in the Funds should consider the following risk factors:
                      - Any investment in a mutual fund involves risk and,
                        although the Funds invest in a number of Underlying Portfolios, this practice does not eliminate investment risk;
                      - Under certain circumstances, an Underlying Portfolio may determine to make payment of a redemption request by a Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the SEC. In such cases, the Funds may hold securities distributed by an Underlying Portfolio until the Adviser determines that it is appropriate to dispose of such securities;

                      - Certain Underlying Portfolios may: invest a portion of
                        their assets in foreign securities, including securities issued by emerging market issuers; enter into forward currency transactions; lend their portfolio securities; enter into stock and bond index, interest rate and currency futures contracts, and options on such contracts; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; and engage in various other investment practices. Further information about these investment policies and practices can be found under "Investment Objectives of the Underlying Portfolios" and "Description of Permitted Investments and Risk Factors of the Underlying Portfolios" in this Prospectus;

                      - The Diversified Global Growth Fund and Diversified
                        Global Moderate Growth Fund can each invest a portion of its assets in the SIMT High Yield Bond Portfolio. As a result, these Funds will be subject to the risks associated with high yield investing;

                      - Certain Funds invest at least 10% and can invest as much as 30% of their assets in the SIT International Fixed Income and SIT Emerging Markets Debt Portfolios, which invest primarily in foreign fixed-income securities, including securities issued by emerging market issuers. Certain other Funds invest at least 20% and can invest as much as 50% of their assets in Underlying Portfolios that invest primarily in foreign equity securities. These investments will subject the Funds to risks associated with investing in foreign securities; and

                      - The officers and trustees of the Trust also serve as
                        officers and trustees of the Underlying Trusts. In addition, the Adviser to each Fund serves as investment adviser to certain of the Underlying Portfolios. Conflicts may arise as these persons seek to fulfill their fiduciary responsibilities at both levels.

                      Further information regarding these risk factors may be found elsewhere in this Prospectus and in the Statement of Additional Information.

INVESTMENT LIMITATIONS
OF THE FUNDS
   _____________________________________________________________________________

                      The following investment limitations are fundamental for each Fund, and may not be changed without shareholder approval.
                      1. Each Fund will concentrate its investments in mutual
                         fund shares.
                      2. Each Fund may borrow money in an amount up to 33 1/3%
                         of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its assets, asset coverage of 300% is required for all borrowings.

                      Each Fund is subject to further fundamental and non-fundamental limitations which are described in the Trust's Statement of Additional Information.

PORTFOLIO TURNOVER
OF THE FUNDS
          ______________________________________________________________________

                      Each Fund's portfolio turnover rate (i.e., the rate at which the Fund buys and sells shares of the Underlying Portfolios) is not expected to exceed 65%. Asset reallocation decisions typically will occur only once every quarter. However, if market conditions warrant, SIMC may make more frequent reallocation decisions, which will result in a higher portfolio turnover rate. The Funds will purchase or sell shares of the Underlying Portfolios: (a) to accommodate purchases and redemptions of each Fund's shares; (b) in response to market or other economic conditions; and (c) to maintain or modify the allocation of each Fund's assets among the Underlying Portfolios within the percentage limits described above or as altered by SIMC from time to time. It is important to note, however, that the portfolio turnover rate of certain of the Underlying Portfolios (i.e., the rate at which the Underlying Portfolios buy and sell securities), may exceed 100%. Such a turnover rate may result in higher transaction costs and may result in additional tax consequences for shareholders (including the Funds).

INVESTMENT GOALS
OF THE
UNDERLYING
PORTFOLIOS
       _________________________________________________________________________


                      The following table describes the investment goal of each Underlying Portfolio eligible (as of May 31, 1998) for investment by the Funds:



UNDERLYING PORTFOLIO                                          INVESTMENT GOAL
--------------------------------------------------------------------------------------------
SIMT Large Cap Growth                          Growth of Capital
SIMT Large Cap Value                           Growth of Capital and Income
SIMT Small Cap Growth                          Aggressive Growth of Capital
SIMT Small Cap Value                           Aggressive Growth of Capital and Income
SIT International Equity                       Growth of Capital
SIT Emerging Markets Equity                    Aggressive Growth of Capital
SIMT Core Fixed Income                         Income
SIMT High Yield Bond                           Aggressive Income
SIT International Fixed Income                 Income
SIT Emerging Markets Debt                      Aggressive Growth of Capital and Income
SLAT Prime Obligation                          Price Stability
--------------------------------------------------------------------------------------------


INVESTMENT
OBJECTIVES
OF THE
UNDERLYING
PORTFOLIOS
       _________________________________________________________________________

                      Set forth below are the investment objectives that apply to the Underlying Portfolios. The investment objective of each Underlying Portfolio is a fundamental policy of that Portfolio, and may not be changed without approval of such Portfolio's shareholders, which may include the Fund. Certain general investment policies that apply to two or more of the Underlying Portfolios are set forth in the "General Investment Policies of the Underlying Portfolios" section, below. There can be no assurance that the Underlying Portfolios will achieve their respective investment objectives. For additional information regarding the investments and investment techniques of the Underlying Portfolios, as well as the risk factors attendant with those investments and investment techniques, please see the

                      "Description of Permitted Investments and Risk Factors of the Underlying Portfolios" section of this Prospectus.
SIMT LARGE CAP
GROWTH PORTFOLIO
                      The SIMT Large Cap Growth Portfolio seeks to provide capital appreciation. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of large companies (i.e., companies with market capitalizations of more than $1 billion) which, in the advisers' opinion, possess significant growth potential.
SIMT LARGE CAP
VALUE PORTFOLIO
                      The SIMT Large Cap Value Portfolio seeks to provide long-term growth of capital and income. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in a diversified portfolio of high quality, income-producing common stocks of large companies (i.e., companies with market capitalizations of more than $1 billion) which, in the advisers' opinion, are undervalued in the marketplace at the time of purchase.
SIMT SMALL CAP
GROWTH PORTFOLIO
                      The SIMT Small Cap Growth Portfolio seeks to provide long-term capital appreciation. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in the equity securities of smaller growth companies (i.e., companies with market capitalizations of less than $1 billion) which, in the advisers' opinion, are in an early stage or transitional point in their development and have demonstrated or have the potential for above average capital growth.
SIMT SMALL CAP
VALUE PORTFOLIO
                      The SIMT Small Cap Value Portfolio seeks to provide capital appreciation. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in the equity securities of smaller companies (i.e., companies with market capitalizations of less than $1 billion) which, in the advisers' opinion, have prices that appear low relative to certain fundamental characteristics such as earnings, book value, or return on equity.


SIT INTERNATIONAL

EQUITY PORTFOLIO

                      The SIT International Equity Portfolio seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in equity securities of non-U.S. issuers located in at least three countries other than the United States.


SIT EMERGING

MARKETS EQUITY
PORTFOLIO

                      The SIT Emerging Markets Equity Portfolio seeks to provide capital appreciation by investing primarily in a diversified portfolio of equity securities of emerging market issuers. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in equity securities of emerging market issuers. Under normal market conditions, the Portfolio maintains investments in at least six emerging market countries and does not invest more than 35% of its total assets in any one emerging market country.

SIMT CORE FIXED
INCOME PORTFOLIO
                      The SIMT Core Fixed Income Portfolio seeks to provide current income consistent with the preservation of capital. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in fixed income securities that are rated investment grade or better, i.e., rated in one of the four highest rating categories by an NRSRO at the time of purchase, or, if not rated, determined to be of comparable quality by the advisers.
SIMT HIGH YIELD
BOND PORTFOLIO
                      The SIMT High Yield Bond Portfolio seeks to maximize total return. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in fixed-income securities that are rated below investment grade (i.e., rated below the top four rating categories by an NRSRO at the time of purchase), or, if not rated, are determined to be of comparable quality by the Portfolio's advisers. Below investment grade securities are commonly referred to as "junk bonds," and generally entail increased credit and market risk.


SIT INTERNATIONAL

FIXED INCOME
PORTFOLIO

                      The SIT International Fixed Income Portfolio seeks to provide capital appreciation and current income through investment primarily in high quality, non-U.S. dollar denominated government and corporate fixed income securities or debt obligations. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in high quality foreign government and foreign corporate fixed income securities or debt obligations of issuers located in at least three countries other than the United States.



SIT EMERGING MARKETS DEBT PORTFOLIO


                      The investment objective of the SIT Emerging Markets Debt Portfolio is to maximize total return. Under normal circumstances, at least 80% of the SIT Emerging Markets Debt Portfolio's total assets will be invested in debt securities of government, government-related and corporate issuers in emerging market countries and of entities organized to restructure the outstanding debt of such issuers.

SLAT PRIME OBLIGATION PORTFOLIO
                      The SLAT Prime Obligation Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Portfolio invests exclusively in: (i) high quality commercial paper; (ii) bank obligations; (iii) high quality short-term corporate obligations; (iv) high quality short-term obligations issued by state and local governmental issuers; (v) U.S. Treasury obligations or obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; and (vi) repurchase agreements.

GENERAL
INVESTMENT
POLICIES OF THE
UNDERLYING
PORTFOLIOS
       _________________________________________________________________________
INVESTMENT COMPANY SECURITIES
                      Each Underlying Portfolio, except the SLAT Prime Obligation Portfolio, may purchase investment company securities, which will result in additional layering of expenses. However, there are legal limits on the amount of such securities that may be acquired by an Underlying Portfolio.
INVESTMENT GRADE
DEBT SECURITIES
                      Each Underlying Portfolio, except the SLAT Prime Obligation Portfolio, may invest in investment grade debt securities. Interest payments and principal security for securities rated in the fourth highest rating category (i.e., BBB by S&P or Baa by Moody's) appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact have speculative characteristics as well.
MONEY MARKET INSTRUMENTS

                      In order to meet liquidity needs or for temporary defensive purposes, the Underlying Portfolios may hold cash reserves and invest in money market instruments. To the extent any Underlying Portfolio is engaged in temporary defensive investing, it will not be pursuing its investment objective.

OPTIONS AND FUTURES
                      Each Underlying Portfolio, except the SLAT Prime Obligation Portfolio, may purchase or sell options, futures and options on futures. Risks associated with investing in options and futures may include lack of a liquid secondary market, trading restrictions which may be imposed by an exchange and government regulations which may restrict trading.
SECURITIES LENDING
                      Each Underlying Portfolio, except the SLAT Prime Obligation Portfolio, may lend its securities to qualified investors for the purpose of realizing additional income.
WARRANTS
                      Each Underlying Portfolio, except the SLAT Prime Obligation Portfolio, may purchase warrants in order to increase total return.
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
                      The Underlying Portfolios may purchase securities on a when-issued or delayed-delivery basis.


                           For additional information regarding the permitted
                      investments of the Underlying Portfolios see the "Description of Permitted Investments and Risk Factors of the Underlying Portfolios" in this Prospectus.

RISK FACTORS OF
THE UNDERLYING
PORTFOLIOS
       _________________________________________________________________________

                      From time to time, the Underlying Portfolios may experience relatively large purchases or redemptions due to asset allocation decisions made by the Adviser for its clients, including the Trust. These transactions may have a material effect on the Underlying Portfolios, since Underlying Portfolios that experience redemptions as a result of reallocations may have to sell portfolio securities and because Underlying Portfolios that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Underlying Portfolios may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. The Adviser is committed to minimizing the impact of these transactions on the Underlying Portfolios to the extent it is consistent with pursuing the investment objectives of its asset allocation clients. The Adviser will monitor the impact of asset allocation decisions on the Underlying Portfolios and, where practicable, a Fund will, at any one time, only redeem shares of an Underlying Portfolio to reduce its allocation to that particular Portfolio in increments of up to 5% (e.g., from 20% to 15%), except where such redemptions are to meet Fund shareholder redemption requests. The Adviser will nevertheless face conflicts in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients (including shareholders of the Funds) and the interests of the Underlying Portfolios.

THE ADVISER AND
MANAGER OF
THE FUNDS
       _________________________________________________________________________


                      SEI Investments Management Corporation, investment adviser to each of the Funds and to certain of the Underlying Portfolios, manages the Funds and the Underlying Portfolios by focusing on four key principles: asset allocation, portfolio structure, the use of specialist managers, and continuous portfolio management. Asset allocation across appropriate asset classes is the central theme of the Adviser's investment philosophy. Another element of the Adviser's strategy is to access the return potential of the financial markets and reduce risk by having a portfolio that is diversified within each asset class. In order to manage investments in these distinct asset classes, the Adviser oversees a network of specialist managers who invest the assets of the Underlying Portfolios in distinct segments of the markets. These specialist managers seek to adhere to distinct investment disciplines, and provide opportunities for greater consistency and predictability of results, as well as broader diversification across and within asset classes. The final element of the Adviser's investment philosophy is continuous portfolio management. This element consists of two components: (i) regular rebalancing to ensure that the appropriate mix of assets is constantly in place; and (ii) constant monitoring and evaluation of specialist managers for the Underlying Portfolios to ensure that they do not deviate from their stated investment philosophy or process.


                           Under an Investment Advisory Agreement with the
                      Trust, the Adviser acts as the investment adviser to each Fund. Under the Agreement, the Adviser provides its proprietary asset allocation services to the Funds, and exercises investment discretion over the assets of the Funds. The Adviser monitors the allocation of each Fund's assets, and is responsible for supervising compliance with each Fund's fundamental investment objective and policies. Although it is expected that each Fund will typically be fully invested in the Underlying Portfolios, the Adviser may, from time to time, direct the investment of each Fund's cash balances in money market securities or in other instruments, including stock or bond index futures contracts and options thereon.

                           For its investment advisory services to the Trust,
                      the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .10% of each Fund's average daily net assets. The Adviser has voluntarily agreed to waive this fee for the foreseeable future. This waiver may be terminated by the Adviser at any time in its sole discretion.

                           The Adviser is a wholly-owned subsidiary of SEI
                      Investments Company ("SEI Investments"), a financial services company. The principal business address of the Adviser and SEI Investments is Oaks, Pennsylvania 19456. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of the Adviser have provided consulting advice to institutional investors for more than 20 years, including advice regarding the selection and evaluation of investment advisers and advice regarding asset allocation strategies. The Adviser currently serves as manager or administrator to more than 46 investment companies including more than 387 portfolios, which investment companies had more than $128 billion in assets as of May 31, 1998.


                           Investment and asset allocation decisions for the
                      Funds are made by a committee within the Adviser.


                           SEI Investments Fund Management ("SEI Management")
                      provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel, and facilities, and acts as dividend disbursing agent. SEI Management also serves as transfer agent (the "Transfer Agent") to the Trust's Class A shares.

                           For its management services, SEI Management is
                      entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund. SEI Management has agreed to waive its administration fee for the foreseeable future. This waiver is voluntary and may be discontinued at any time in SEI Management's sole discretion.

THE ADVISERS
AND SUB-ADVISERS
TO THE UNDERLYING
PORTFOLIOS
       _________________________________________________________________________


                      The following table sets forth information about the advisers and sub-advisers to the Underlying Portfolios approved by the Boards of Trustees of the Underlying Trusts as of May 31, 1998:



UNDERLYING PORTFOLIO               INVESTMENT ADVISOR  SUB-ADVISER(S)
--------------------------------------------------------------------------------------------------
SIMT Large Cap Growth              SIMC                Alliance Capital Management, L.P.
                                                       American Express Asset Management Group
                                                         Inc.
                                                       Provident Investment Counsel, Inc.
--------------------------------------------------------------------------------------------------
SIMT Large Cap Value               SIMC                LSV Asset Management
                                                       Mellon Equity Associates, LLP
                                                       Sanford C. Bernstein & Co., Inc.
--------------------------------------------------------------------------------------------------
SIMT Small Cap Growth              SIMC                Furman Selz Capital Management LLC
                                                       Nicholas-Applegate Capital Management
                                                       Robertson Stephens & Company Investment
                                                         Management L.P.
                                                       Wall Street Associates
--------------------------------------------------------------------------------------------------
SIMT Small Cap Value               SIMC                Boston Partners Asset Management, L.P.
                                                       1838 Investment Advisors, L.P.
                                                       LSV Asset Management
--------------------------------------------------------------------------------------------------
SIT International Equity           SIMC                Acadian Asset Management, Inc.
                                                       Capital Guardian Trust Company
                                                       Scottish Widows Investment Management
                                                         Limited
                                                       SG Pacific Asset Management, Inc.,
                                                         SGY Asset Management
                                                         (Singapore) Limited and SG
                                                         Yamaichi Asset Management Co., Ltd.
--------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO               INVESTMENT ADVISOR  SUB-ADVISER(S)
--------------------------------------------------------------------------------------------------
SIT Emerging Markets Equity        SIMC                Coronation Asset Management
                                                         (Proprietary) Limited
                                                       Credit Suisse Asset Management Limited
                                                       Montgomery Asset Management, LLC
                                                       Parametric Portfolio Associates
                                                       SG Pacific Asset Management, Inc., and
                                                         SGY Asset Management
                                                         (Singapore) Limited
--------------------------------------------------------------------------------------------------
SIMT Core Fixed Income             SIMC                BlackRock Financial Management, Inc.
                                                       Firstar Investment Research &
                                                         Management Company
                                                       Western Asset Management Company
--------------------------------------------------------------------------------------------------
SIMT High Yield Bond               SIMC                BEA Associates
--------------------------------------------------------------------------------------------------
SIT International Fixed Income     Strategic Fixed     None
                                   Income, LLC
--------------------------------------------------------------------------------------------------
SIT Emerging Markets Debt          SIMC                Salomon Brothers Asset Management, Inc
--------------------------------------------------------------------------------------------------
SLAT Prime Obligation              Wellington          None
                                   Management
                                   Company, LLP
--------------------------------------------------------------------------------------------------


SEI INVESTMENTS MANAGEMENT CORPORATION

                      In addition to serving as the Trust's Adviser, SIMC serves as investment adviser to each Underlying Portfolio except the SIT International Fixed Income and SLAT Prime Obligation Portfolios.

                           Under its advisory agreement with each Underlying
                      Portfolio for which it serves as investment adviser (an "Underlying SEI Portfolio"), SIMC is authorized to make investment decisions for the assets of the Underlying SEI Portfolio, and to continuously review, supervise and administer the Underlying SEI Portfolio's investment program.
                           SIMC acts as a "manager of managers" for the
                      Underlying SEI Portfolios. As Adviser, SIMC oversees the investment advisory services provided to the Underlying SEI Portfolios and manages the cash portion of the Portfolios' assets. Pursuant to separate sub-advisory agreements with SIMC, and under the supervision of both SIMC and the Boards of Trustees of the Underlying SEI Portfolios, the sub-advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Underlying SEI Portfolios. The sub-advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively each such sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies. Subject to Board review, SIMC allocates and, when appropriate, reallocates the Underlying SEI Portfolios' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the Portfolios' investment objectives, policies and restrictions. SIMC HAS THE ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE UNDERLYING SEI PORTFOLIOS DUE TO ITS RESPONSIBILITY TO OVERSEE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

                           SIMC has obtained an exemptive order from the
                      Securities and Exchange Commission (the "SEC") that permits SIMC, with the approval of the Underlying SEI Portfolios' Boards of Trustees, to retain sub-advisers unaffiliated with SIMC for the Portfolios without submitting the sub-advisory agreements to a vote of the Portfolios' shareholders. The exemptive relief permits the disclosure of only the aggregate amount payable by SIMC under all such sub-advisory agreements. The Underlying SEI Portfolios will notify shareholders in the event of any addition or change in the identity of its sub-advisers.


                           For its advisory services to the Underlying
                      Portfolios, SIMC is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .40% of the average daily net assets of the SIMT Large Cap Growth Portfolio, .35% of the average daily net assets of the SIMT Large Cap Value Portfolio, .65% of the average daily net assets of the SIMT Small Cap Growth and Small Cap Value Portfolios, .505% of the average daily net assets of the SIT International Equity Portfolio, 1.05% of the average daily net assets of the SIT Emerging Markets Equity Portfolio, .275% of the average daily net assets of the SIMT Core Fixed Income Portfolio, .4875% of the average daily net assets of the SIMT High Yield Bond Portfolio, and .85% of the average daily net assets of the SIT Emerging Markets Debt Portfolio. SIMC pays the sub-advisers out of these fees.


STRATEGIC FIXED INCOME, LLC


                      Strategic Fixed Income, LLC ("SFI") serves as the investment adviser to the SIT International Fixed Income Portfolio. SFI is a limited liability company whose predecessor was formed in 1991 under the laws of the State of Delaware to manage multi-currency fixed income portfolios. The managing member of the firm is Gobi Investment Inc., of which Kenneth Windheim is the sole shareholder, and the limited partner is Strategic Investment Management ("SIM"). As of March 31, 1998, SFI managed $193.9 billion of client assets. The principal address of SFI is 1001 Nineteenth Street North, Suite 1720, Arlington, Virginia 22209.

WELLINGTON MANAGEMENT COMPANY, LLP

                      Wellington Management Company, LLP ("WMC"), 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the SLAT Prime Obligation Portfolio. As of March 31, 1998, WMC had investment management authority with respect to approximately $193.9 billion of assets. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. WMC's predecessor organizations have provided investment advisory services to investment companies since 1928, and to investment counseling clients since 1960. WMC is a Massachusetts limited liability partnership whose managing partners are Robert W. Doran, Duncan M. McFarland and John
                      R. Ryan.

ACADIAN ASSET MANAGEMENT, INC.

                      Acadian Asset Management, Inc. ("Acadian") serves as an investment sub-adviser to a portion of the assets of the SIT International Equity Portfolio. Acadian, a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), was founded in 1977, and manages approximately $4.9 billion in assets invested globally. Acadian's business address is Two International Place, 26th Floor, Boston, Massachusetts 02110.

ALLIANCE CAPITAL MANAGEMENT L.P.

                      Alliance Capital Management L.P. ("Alliance") serves as an investment sub-adviser to a portion of the assets of the SIMT Large Cap Growth Portfolio. Alliance is a registered investment adviser organized as a Delaware limited partnership which originated as Alliance Capital Management Corporation in 1971. Alliance Capital Management Corporation, an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, is the general partner of Alliance. As of
                      March 31, 1998, Alliance managed over $   billion in
                      assets. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

AMERICAN EXPRESS ASSET MANAGEMENT GROUP INC.

                      American Express Asset Management Group Inc. ("American Express") serves as an investment sub-adviser to a portion of the assets of the SIMT Large Cap Growth Portfolio. American Express is a registered investment adviser and wholly-owned subsidiary of American Express Financial Corporation. As of March 31, 1998, American Express managed over $ billion in assets. American Express was founded in 1972 to manage tax-exempt assets for institutional clients. The principal business address of American Express is IDS Tower 10, Minneapolis, Minnesota 55440.

BEA ASSOCIATES

                      BEA Associates ("BEA") serves as investment sub-adviser to the SIMT High Yield Bond Portfolio. BEA is a general partnership organized under the laws of the State of New York and, together with its predecessor firms, has been engaged in the investment advisory business for over 50 years. BEA's principal offices are located at One Citicorp Center, 153 East 53rd Street, New York, New York 10022. BEA is a wholly-owned subsidiary of Credit Suisse, the second largest Swiss Bank, which, in turn, is a subsidiary of CS Holding, a Swiss Corporation. As of March 31, 1998, BEA managed approximately $ billion in assets.

BLACKROCK FINANCIAL MANAGEMENT, INC.
                      BlackRock Financial Management, Inc. ("BlackRock") serves as an investment sub-adviser to a portion of the assets of the SIMT Core Fixed Income Portfolio. BlackRock, a registered investment adviser, is a Delaware corporation with its principal business address at 345 Park Avenue, 30th Floor, New York, New York

                      10154. BlackRock's predecessor was founded in 1988, and as of March 31, 1998, BlackRock had $ billion in assets under management. BlackRock is an indirect wholly-owned subsidiary of PNC Bank, N.A.

BOSTON PARTNERS ASSET MANAGEMENT, L.P.

                      Boston Partners Asset Management, L.P. ("BPAM") serves as an investment sub-adviser to a portion of the assets of the SIMT Small Cap Value Portfolio. BPAM, a Delaware limited partnership, is a registered investment adviser with its principal offices located at One Financial Center, 43rd Floor, Boston, Massachusetts 02111. BPAM was founded in April, 1995, and as of March 31, 1998, it had
                      approximately $   billion in assets under management.
                      BPAM's general partner is Boston Partners, Inc.



CAPITAL GUARDIAN TRUST COMPANY


                      Capital Guardian Trust Company ("CGTC") serves as an investment sub-adviser to a portion of the assets of the SIT International Equity Portfolio. CGTC, a California trust company founded in 1968, is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has managed international portfolios since 1978, and as of March 31, 1998, managed a total of over $77 billion primarily for institutional clients. The principal business address of CGTC and The Capital Group Companies, Inc. is 333 South Hope Street, Los Angeles, California 90071.

CORONATION ASSET MANAGEMENT (PROPRIETARY)
LIMITED

                      Coronation Asset Management (Proprietary) Limited ("Coronation") serves as an investment sub-adviser to a portion of the assets of the SIT Emerging Markets Equity Portfolio. Coronation, a registered investment adviser organized under the laws of the Republic of South Africa, was founded in 1993, and as of March 31, 1998, managed $4.7 billion in assets. The principal business address of Coronation is 80 Strand Street, Cape Town, South Africa, 8001.



CREDIT SUISSE ASSET MANAGEMENT LIMITED


                      Credit Suisse Asset Management Limited ("Credit Suisse") acts as a sub-adviser for a portion of the assets of the SIT Emerging Markets Equity Portfolio. Credit Suisse, a UK limited liability company formed in 1982, is a registered investment adviser that managed approximately $37.1 billion as of March 31, 1998. Credit Suisse is a wholly-owned subsidiary of the Credit Suisse Group, a financial services conglomerate headquartered in Zurich, Switzerland. Credit Suisse's principal business address is Beaufort House, 15 St. Botolph Street, London, EC3A 7JJ.

1838 INVESTMENT ADVISORS, L.P.

                      1838 Investment Advisors, L.P. ("1838") serves as an investment sub-adviser to a portion of the assets of the SIMT Small Cap Value Portfolio. 1838 is a Delaware limited partnership located at 100 Matsonford Road, Radnor, Pennsylvania. As of March 31, 1998, 1838 managed $ billion in assets in large and small capitalization equity, fixed income and balanced account portfolios.

FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC


                      Firstar Investment Research & Management Company, LLC ("FIRMCO") serves as an investment sub-adviser to a portion of the assets of the SIMT Core Fixed Income Portfolio. FIRMCO is a registered investment adviser with its principal business address at 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. FIRMCO was founded in 1986, and as of March 31, 1998, it had
                      approximately $   billion in assets under management.
                      FIRMCO is a wholly-owned subsidiary of Firstar Corporation, a bank holding company located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

FURMAN SELZ CAPITAL MANAGEMENT LLC

                      Furman Selz Capital Management LLC ("Furman Selz") serves as an investment sub-adviser to a portion of the assets of the SIMT Small Cap Growth Portfolio. Furman Selz, a Delaware limited liability company whose predecessor was formed in 1977, is a registered investment adviser that
                      managed approximately $   billion in assets as of March
                      31, 1998. The ultimate parent of Furman Selz is ING Group N.V., a Dutch financial services company. Furman Selz's principal business address is 230 Park Avenue, New York, NY 10169.

LSV ASSET MANAGEMENT

                      LSV Asset Management ("LSV") serves as investment sub-adviser to a portion of the assets of the SIMT Large Cap Value Portfolio and the SIMT Small Cap Value Portfolio. LSV is a registered investment adviser organized as a Delaware general partnership. An affiliate of the Adviser owns a majority interest of LSV. The general partners developed a quantitative value investment philosophy that has been used to manage assets over the past 6 years. The principal business address of LSV is 181
                      W. Madison Avenue, Chicago, Illinois 60602. As of March
                      31, 1998, LSV managed approximately $   million in client
                      assets.

                           The Adviser pays LSV fees based on a percentage of
                      the average monthly market value of the assets of the SIMT Large Cap Value Portfolio and the SIMT Small Cap Value Portfolio managed by LSV. These fees, which are calculated daily and paid monthly, are at an annual rate of .20% of the average monthly market value of the assets of the SIMT Large Cap Value Portfolio managed by LSV and .50% of the average monthly market value of the assets of the SIMT Small Cap Value Portfolio managed by LSV.

MELLON EQUITY ASSOCIATES, LLP


                      Mellon Equity Associates, LLP ("Mellon Equity") serves as an investment sub-adviser to a portion of the assets of the SIMT Large Cap Value Portfolio. Mellon Equity is a Pennsylvania limited liability partnership founded in 1987. Mellon Bank, N.A., is the 99% limited partner and MMIP, Inc. is the 1% general partner. MMIP, Inc. is a wholly-owned subsidiary of Mellon Bank, N.A., which itself is a wholly-owned subsidiary of the Mellon Bank Corporation. Mellon Equity had discretionary management
                      authority with respect to approximately $   billion of
                      assets as of March 31, 1998. The business address for Mellon Equity is 500 Grant Street, Suite 3700, Pittsburgh, Pennsylvania 15258.

MONTGOMERY ASSET MANAGEMENT LLC


                      Montgomery Asset Management, LLC ("MAM") serves as an investment sub-adviser to a portion of the assets of the SIT Emerging Markets Equity Portfolio. MAM is a subsidiary of Commerzbank A.G., a German financial institution. As of
                      March 31, 1998, MAM had approximately $   billion in
                      assets under management. The principal address of MAM is 101 California Street, San Francisco, California 94111.

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

                      Nicholas-Applegate Capital Management
                      ("Nicholas-Applegate") serves as an investment sub-adviser to a portion of the assets of the SIMT Small Cap Growth Portfolio. As of March 31, 1998, Nicholas-Applegate had discretionary management authority with respect to
                      approximately $   billion of assets. The principal
                      business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, California 92101. Nicholas-Applegate, pursuant to a partnership agreement, is controlled by its general partner, Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by a corporation controlled by Arthur E. Nicholas.

PARAMETRIC
PORTFOLIO
ASSOCIATES

                      Parametric Portfolio Associates ("Parametric") serves as an investment sub-adviser to a portion of the assets of the SIT Emerging Markets Equity Portfolio. Parametric is a general partnership whose general partners are PIMCO Advisors L.P. ("PIMCO"), the supervisory general partner, and Parametric Management, Inc, the managing general partner (a wholly-owned subsidiary of PIMCO). Parametric's predecessor was founded in 1987 and as of March 31, 1998,
                      Parametric managed approximately $   billion in client
                      assets. Parametric's business address is 701 5th Avenue, Suite 7310, Seattle, Washington 98104. PIMCO's address is 800 Newport Center Drive, Newport Beach, California 92660.

PROVIDENT INVESTMENT COUNSEL, INC.

                      Provident Investment Counsel, Inc. ("Provident") serves as an investment sub-adviser to a portion of the assets of the SIMT Large Cap Growth Portfolio. Provident is a registered investment adviser with its principal business address at 300 North Lake Avenue, Pasadena, California 91101. Provident, which, through its predecessors, has been in business since 1951, is a wholly-owned subsidiary of United Asset Management ("UAM"), a publicly traded investment adviser holding company. UAM is headquartered at One International Place, Boston, Massachusetts 02110. As of March 31, 1998, Provident had over $ billion in client assets under management.



ROBERTSON, STEPHENS INVESTMENT MANAGEMENT, L.P.


                      Robertson, Stephens Investment Management, L.P. ("Robertson"), acts as an investment sub-adviser for a portion of the assets of the SIMT Small Cap Growth Portfolio. Robertson is a wholly-owned subsidiary of BankAmerica. Robertson is a registered investment adviser that currently has approximately $5.0 billion of assets under management, $240 million of which is in the small cap product. The principal business address of Robertson is 555 California Street, Suite 2600, San Francisco, California 94104.

SALOMON BROTHERS ASSET MANAGEMENT INC.

                      Salomon Brothers Asset Management Inc. ("SBAM") serves as the investment sub-adviser for the assets of the SIT Emerging Markets Debt Portfolio. SBAM, an indirect wholly-owned subsidiary of the Traveler's Group, is a Delaware corporation that was founded in 1987. SBAM is a registered investment adviser that currently manages approximately $27.8 billion in client assets. SBAM's principal business address is 7 World Trade Center, New York, New York 10048.



SANFORD C. BERNSTEIN & CO., INC.


                      Sanford C. Bernstein & Co., Inc. ("Bernstein"), serves as an investment sub-adviser to a portion of the assets of the SIMT Large Cap Value Portfolio. Founded in 1967. Bernstein is a registered investment adviser that managed approximately $ billion in assets as of March 31, 1998. Bernstein is controlled by the members of its Board of Directors and its principal business address is 767 Fifth Avenue, New York, New York 10153.



SCOTTISH WIDOWS INVESTMENT MANAGEMENT LIMITED


                      Scottish Widows Investment Management Limited ("Scottish Widows") serves as an investment sub-adviser for a portion of the assets of the SIT International Equity Portfolio. Scottish Widows is a wholly-owned subsidiary of the Scottish Widows Group, a mutual insurance company founded in 1815 and based in Edinburgh, Scotland. Scottish Widows is a registered investment adviser that managed approximately $50 billion among 95 accounts as of March 31, 1998. The principal business address of Scottish Widows is P.O. Box 17036, 69 Morrison Street, Edinburgh EH3 8YF, Scotland.



SG PACIFIC ASSET AND MANAGEMENT, INC., SGY ASSET MANAGEMENT (SINGAPORE) LIMITED


                      SG Pacific Asset Management, Inc. (formerly, Yamaichi Capital Management, Inc.) ("SG Pacific") and SGY Asset Management (Singapore) Ltd. (formerly, Yamaichi Capital Management (Singapore) Limited) ("SGY") jointly serve as an investment sub-adviser for a portion of the assets of the SIT International Equity and SIT Emerging Markets Equity Portfolios. Societe Generale Asset Management (North Pacific), a French financial services conglomerate, has a controlling interest in SG Yamaichi Asset Management Co., Ltd. (formerly, Yamaichi International Capital Management Co., Ltd.) ("SG Yamaichi"), the parent of SG Pacific and SGY. SG Yamaichi also serves as a sub-adviser for a portion of the assets of the SIT International Equity Portfolio. SG Yamaichi was established in 1971 as a global asset management firm. SG Pacific and SGY are wholly-owned subsidiaries of SG Yamaichi. The principal address of SG Pacific is 2 World Trade Center, Suite 9828, New York, New York 10048. The principal address of SGY is 138 Robinson Road, #13-01/05, Hong Leong Centre, Singapore 068906. The principal address of SG Yamaichi is 5-1, Nihombashi Kabutocho,

                      Chuo-ku, Tokyo 103, Japan. SG Yamaichi and its affiliates
                      currently manage over $   billion in assets worldwide.

WALL STREET ASSOCIATES

                      Wall Street Associates ("WSA") serves as an investment sub-adviser to a portion of the assets of the SIMT Small Cap Growth Portfolio. WSA is organized as a corporation with its principal business address at 1200 Prospect Street, Suite 100, La Jolla, California 92037. WSA was founded in 1987, and as of March 31, 1998, had
                      approximately $   million in assets under management. The
                      principals are William Jeffrey III, Kenneth F. McCain, and Richard S. Coons, each of whom own 1/3 of WSA.

WESTERN ASSET MANAGEMENT COMPANY

                      Western Asset Management Company ("Western") serves as an investment sub-adviser to a portion of the assets of the SIMT Core Fixed Income Portfolio. Western is located at 117 East Colorado Boulevard, Pasadena, California 91105, and is a wholly-owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western was founded in 1971, and specializes in the management of fixed income portfolios. As of March 31,
                      1998, Western managed approximately $   billion in client
                      assets.



                           Information regarding the portfolio managers employed
                      by the advisers and sub-advisers to the Underlying Portfolios is set forth in the Trust's Statement of Additional Information.


DISTRIBUTION AND
SHAREHOLDER SERVICING
      __________________________________________________________________________


                      SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, serves as each Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Trustees of the Trust have adopted a distribution plan for the Trust's Class D shares (the "Class D Plan") pursuant to Rule 12b-1 under the 1940 Act, as well as a shareholder servicing plan. Class A Shares of the Funds are not subject to a distribution or shareholder servicing plan.

                           It is possible that an institution may offer
                      different categories of shares to its customers and thus receive different compensation with respect to the different categories. These financial institutions may also charge separate fees to their customers.
                           The Distributor may, from time to time and at its own
                      expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Funds' shares.

PURCHASE AND
REDEMPTION OF SHARES
    ____________________________________________________________________________


                      Financial institutions may acquire Class A Shares of the Funds for their own account or as record owner on behalf of fiduciary, agency or custody accounts by placing orders with the Transfer Agent (or its authorized agent). To allow for processing and transmittal of orders to the Transfer Agent on the same day, financial institutions may impose earlier cut-off times for receipt of purchase orders directed through them. Certain financial institutions may charge separate customer account fees. Information concerning shareholder services and any charges will be provided to the customer by the Intermediary.

                           Class A shares are offered to tax-advantaged and
                      other retirement accounts. If you are investing in a Fund through a 401(k) or other retirement plan, you should contact your plan sponsor for the services and procedures which pertain to your account. Shares of each Fund may be purchased or redeemed on days on which the New York Stock Exchange is open for business (a "Business Day").

                           Shareholders who desire to purchase or redeem shares
                      for cash must place their orders with the Transfer Agent (or its authorized agent) prior to the determination of net asset value on any Business Day for the order to be accepted on that Business Day. Purchase orders received by a fund after the determination of net asset value will be effected at the next Business Day's net asset value. Generally, payment for fund shares must be transmitted or delivered in federal funds to the wire agent on the next Business Day following the day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such order. In circumstances where a purchase order is received and payment is made, but no instructions are given as to which Fund should be purchased, the Distributor may invest such payment in an affiliated money market fund until the purchase instructions have been clarified. Until the Transfer Agent receives purchase instructions in good order, such purchase request will not be accepted by the Trust.


                           Purchases will be made in full and fractional shares
                      of the Funds calculated to three decimal places. The Trust will send shareholders of record a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after the receipt of the purchase order by the Transfer Agent (or its authorized agent).

                           The net asset value per share of each Fund is
                      determined by dividing the total market value of such Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of that Fund. The assets of each Fund consist primarily of shares of the Underlying Portfolios, which are valued at their respective net asset values. The Underlying Portfolios value their portfolio securities at the last quoted sales price for such securities, or, if there is no such reported sales price on the valuation date, at the most recent quoted bid price. Net asset value per share is determined as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on each Business Day.

                           The minimum initial investment in a Fund's Class A
                      shares is $150,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $1,000.

                           Shareholders who desire to redeem shares of the Funds
                      must place their redemption orders with Transfer Agent (or its authorized agent) prior to the determination of net asset value on any Business Day. Redemption orders received after the determination of net asset value will be effected at the next Business Day's net asset value. The redemption price is the net asset value per share of the Fund next determined after receipt by the Transfer Agent (or its authorized agent) of the redemption order. Payment or redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received.


                           The Trust generally intends to make redemptions in
                      cash. The Trust may, however, make redemptions in whole or in part by a distribution in kind of readily marketable securities in lieu of cash. Shareholders may incur brokerage costs on the sale of any such securities so received in payment of redemptions.


                           Purchase and redemption orders may be placed by
                      telephone by calling 1-800-858-7233. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Trust's Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

                           You may redeem shares at any time. For an IRA or
                      other tax-deferred account, you must make your redemption request in writing. You should be aware that any distributions personally received by you from the account prior to age 59 1/2 are generally subject to a 10% penalty tax, as well as to ordinary income taxes. To avoid the 10% penalty, you must generally roll over your distribution to another tax-deferred account or tax-qualified retirement plan (if permitted) within 60 days.
PERFORMANCE_____________________________________________________________________

                      From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.
                           The total return of a Fund refers to the average
                      compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of a Fund may also be quoted as a dollar amount or on an aggregate basis or an actual basis, without inclusion of any front-end or contingent sales charges, or with a reduced sales charge in advertisements distributed to investors entitled to a reduced sales charge.
                           A Fund may periodically compare its performance to
                      that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.
                           The Fund may quote various measures of volatility and
                      benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.
                           For each Fund, the performance of Class A Shares will
                      normally be higher than the performance of the Class D shares of that Fund because of the additional distribution, shareholder servicing and transfer agent expenses charged to Class D Shares.
TAXES
  ______________________________________________________________________________

                      The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders. In addition, state and local tax consequences of an investment in a Fund may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, and local taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

                           IRAs and participants in other tax-qualified
                      retirement plans generally will not be subject to federal tax liability on either dividend and capital gain distributions from the Funds or redemption of shares of the Funds. Rather, participants in such plans will be taxed when they begin taking distributions from their IRAs and/or the plans. There are various restrictions under the Internal Revenue Code of 1986 (the "Code") on eligibility, contributions and withdrawals, depending on the type of tax-deferred account or tax-qualified retirement plan. The rules governing tax-deferred accounts and tax-qualified retirement plans are complex, and failure to comply with the governing rules and regulations may result in a substantial cost to you, including the loss of tax advantages and the imposition of additional taxes and penalties by the IRS. You should consult with a tax professional on the specific rules governing your own plan.

TAX STATUS OF THE FUNDS

                      Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Code, so as to be relieved of federal income tax on net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

TAX STATUS OF DISTRIBUTIONS

                      Each Fund will distribute substantially all of its net investment income (including net short-term capital gain) and net capital gain to shareholders. Dividends from a Fund's net investment income will be taxable to its shareholders as ordinary income, whether received in cash or in additional shares, to the extent of the Fund's earnings and profits. Dividends from a Fund's net investment income will qualify for the dividends received deduction for corporate shareholders to the extent such dividends are derived from dividends paid by Underlying Portfolios that qualify for such deduction. Distributions to shareholders of net capital gains of the Portfolio will be taxable to shareholders as long-term capital gain, taxable at the rate of 20% for property held for more than 18 months and at the rate of 28% for property held for more than one year but not for more than 18 months. Whether received in cash or additional shares, and regardless of how long a shareholder has held the shares. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax applicable to RICs. Dividends declared by a

                      Fund in October, November or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if paid by the Fund at any time during the following January.
                           Investment income received by the Funds from sources
                      within foreign countries may be subject to foreign income taxes withheld at the source. The Funds will not be able to treat shareholders as having paid their proportionate share of such taxes for foreign tax credit purposes.
                           Each sale or redemption of a Fund's shares is a
                      taxable transaction to the shareholder.

GENERAL
INFORMATION
         _______________________________________________________________________
THE TRUST

                      The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated November 20, 1995. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. Shareholders may purchase shares in each Fund through two separate classes of shares: Class A Shares and Class D Shares, which provide for variations in distribution, shareholder servicing and transfer agent costs, voting rights and dividends. Additional information pertaining to the Trust may be obtained by writing to SEI Investments Fund Management, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.

                           The Trust pays its expenses, including fees of its
                      service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.
TRUSTEES OF THE TRUST
                      The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.
VOTING RIGHTS
                      Each share held entitles the shareholder of record to one vote. Each portfolio of the Trust will vote separately on matters relating solely to that portfolio. Each class will vote separately on matters pertaining to its distribution plan. Each Fund will vote its Underlying Portfolio shares in proportion to the votes of all other shareholders of each respective Underlying Portfolio.
                           As a Massachusetts business trust, the Trust is not
                      required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING
                      The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.
SHAREHOLDER INQUIRIES

                      Shareholder inquiries should be directed to SEI Asset Allocation Trust, Oaks, Pennsylvania 19456.

DIVIDENDS
                      Substantially all of the net investment income (exclusive of capital gain) of each Fund is periodically declared and paid as a dividend. Capital gains, if any, are distributed at least annually.
                           Shareholders automatically receive all income
                      dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Adviser at least 15 days prior to the distribution.
                           Dividends and capital gains of each Fund are paid on
                      a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for dividend or capital gain distributions, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.
COUNSEL AND INDEPENDENT ACCOUNTANTS

                      Morgan, Lewis & Bockius LLP serves as counsel to the Trust. PricewaterhouseCoopers LLP serves as the independent accountants of the Trust.

CUSTODIAN AND WIRE AGENT

                      SEI Investments Fund Management, which serves as transfer agent for the Underlying Portfolios, also maintains custody of assets of each Fund that consist of uncertificated shares of the Underlying Portfolios. First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as Custodian for the non-mutual fund assets of each Fund (the "Custodian"). The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act, and acts as wire agent of the Trust's assets.

DESCRIPTION OF
PERMITTED INVESTMENTS
AND RISK FACTORS OF
THE UNDERLYING
PORTFOLIOS
       _________________________________________________________________________

                      The following is a brief description of the permitted investments and investment practices practices for the Underlying Portfolios, and the associated risk factors:
AMERICAN DEPOSITARY RECEIPTS ("ADRS"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")
                      ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence similar ownership.
ASSET-BACKED SECURITIES
                      Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.
BRADY BONDS

                      Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated) and they are actively traded in the over-the-counter secondary market. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment.


EQUITY SECURITIES

                      Equity securities represent ownership interests in a company or corporation and consist of common stock, preferred stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Changes in the value of fund securities will not necessarily affect cash income derived from these securities, but will affect a Portfolio's net asset value.
EUROBONDS
                      A Eurobond is a bond denominated in U.S. dollars or other currencies and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars, U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.
FIXED INCOME SECURITIES
                      Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

                           The Underlying Portfolios may invest in securities
                      rated in the fourth highest category by an NRSRO; such securities, while still investment grade, are considered to have speculative characteristics. The SIMT High Yield Bond Fund must invest at least 65%, and the SIT Emerging Markets Equity and SIT Emerging Markets Debt Portfolios may invest a portion of their net assets in securities rated lower than investment grade. Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth.

FORWARD FOREIGN
CURRENCY CONTRACTS
                      A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Portfolio may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
                      Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument.
                           There are risks associated with these activities,
                      including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.
HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES
                      Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.
ILLIQUID SECURITIES

                      Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. Illiquid securities include demand instruments with a demand notice period exceeding seven days, securities for which there is no active secondary market and repurchase agreements with maturities over seven days in length.

JUNK BONDS
                      Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Portfolio's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.
LOAN PARTICIPATIONS AND ASSIGNMENTS

                      Loan participations are interests in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower corporation will be deemed to be the issuer of the participation interest except to the extent the Portfolio derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying corporate borrower. In the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of such borrower. Under the terms of a loan participation, the Portfolio may be regarded as a creditor of the intermediary bank, (rather than of the underlying corporate borrower), so that the Portfolio may also be subject to the risk that the intermediary bank may become insolvent. The secondary market, if any, for these loan participations is limited.

                           Loan assignments are investments in assignments of
                      all or a portion of certain loans from third parties. When a Portfolio purchases assignments from lenders it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Portfolio may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments are considered to be illiquid.
MONEY MARKET INSTRUMENTS
                      Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury Obligations and obligations of agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations that issue high-quality commercial paper; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.
MORTGAGE-BACKED SECURITIES
                      Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.
OBLIGATIONS OF SUPRANATIONAL ENTITIES
                      Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.
OPTIONS
                      A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Portfolio may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Portfolio is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the security upon exercise.
                           RISK FACTORS:  Risks associated with options
                      transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
REITS
                      REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.
REPURCHASE AGREEMENTS
                      Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.
SECURITIES LENDING
                      In order to generate additional income, a Portfolio may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Portfolio continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.
SECURITIES OF
FOREIGN ISSUERS
                      There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollars, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio. Furthermore, emerging market countries may have less stable political environments than more developed countries.

STRUCTURED SECURITIES

                      The SIT Emerging Markets Debt Portfolio may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments.

SWAPS, CAPS, FLOORS
AND COLLARS
                      Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
                           In a typical cap or floor agreement, one party agrees
                      to make payments only under specified circumstances, usually in return for payment of a fee by the other party.
                           Swap agreements will tend to shift the Portfolio's
                      investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Portfolio's investment and their share price and yield.
U.S. GOVERNMENT AGENCY
OBLIGATIONS
                      Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., GNMA securities), and others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae securities).
U.S. TREASURY OBLIGATIONS
                      U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities.
VARIABLE AND FLOATING
RATE INSTRUMENTS
                      Certain obligations may carry variable or floating rates of interest and may involve conditional or unconditional demand features. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.
WARRANTS
                      Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
                      When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment.
ZERO COUPON, PAY IN-KIND
AND DEFERRED PAYMENT
SECURITIES
                      Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Portfolio will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Portfolio will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions that comparably rated securities paying cash interest at regular interest payment periods.
                           Additional information on other permitted investments
                      can be found in the Trust's Statement of Additional Information and in the Underlying Portfolios' Prospectuses and Statements of Additional Information.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


Fund Expenses (Class A Shares)...................          2
Indirect Expenses................................          3
Financial Highlights.............................          4
Investment Objectives and Policies of the
  Funds..........................................          5
General Investment Policies of the Funds.........          9
Risk Factors of the Funds........................         10
Investment Limitations of the Funds..............         11
Portfolio Turnover of the Funds..................         11
Investment Goals of the Underlying
  Portfolios.....................................         12
Investment Objectives of the Underlying
  Portfolios.....................................         12
General Investment Policies of the Underlying
  Portfolios.....................................         15
Risk Factors of the Underlying Portfolios........         16
The Adviser and Manager of the Funds.............         16
The Advisers and Sub-Advisers to the Underlying
  Portfolios.....................................         18
Distribution and Shareholder Servicing...........         26
Purchase and Redemption of Shares................         27
Performance......................................         28
Taxes............................................         29
General Information..............................         31
Description of Permitted Investments and Risk
  Factors of the Underlying Portfolios...........         33

SEI ASSET ALLOCATION TRUST
JULY 31, 1998

--------------------------------------------------------------------------------

DIVERSIFIED CONSERVATIVE INCOME FUND
DIVERSIFIED CONSERVATIVE FUND
DIVERSIFIED GLOBAL MODERATE GROWTH FUND
DIVERSIFIED MODERATE GROWTH FUND
DIVERSIFIED GLOBAL GROWTH FUND
DIVERSIFIED GLOBAL STOCK FUND
DIVERSIFIED U.S. STOCK FUND
---------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced Funds. Please read this Prospectus carefully before investing, and keep it on file for future reference.


A Statement of Additional Information dated July 31, 1998, has been filed with the Securities and Exchange Commission ("SEC") and may be obtained upon request and without charge by writing the Distributor, SEI Investments Distribution Co. (the "Distributor"), at Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.



SEI Asset Allocation Trust (the "Trust") is an open-end management investment company consisting of the seven separate diversified investment portfolios listed above (each a "Fund" and, together, the "Funds"). Each Fund offers investors a convenient means of investing in shares of certain mutual funds (the "Underlying Portfolios") managed by SEI Investments Management Corporation ("SIMC" or the "Adviser") within certain predetermined percentage ranges. Each Fund offers two classes of shares, Class A Shares and Class D Shares. Both classes of Shares are offered primarily to tax-advantaged and other retirement accounts. Class D Shares are offered through banks, broker-dealers and other financial institutions that have entered into arrangements with the Distributor to sell Class D Shares to their customers. Class D Shares differ from Class A Shares primarily in the allocation of certain distribution and shareholder servicing expenses, and in the range and types of shareholder services offered to investors. This Prospectus offers Class D Shares of the Funds.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

  THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

FUND EXPENSES___________________________________________________________________
The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly in connection with an investment in each Fund's Class D Shares ("Direct Expenses"). In addition to the Direct Expenses, Class D Shareholders of the Funds will indirectly bear their PRO RATA share of the expenses of the Underlying Portfolios.

SHAREHOLDER TRANSACTION EXPENSES (AS A PERCENTAGE OF OFFERING PRICE)
--------------------------------------------------------------------------------

                                                              DIVERSIFIED
                                DIVERSIFIED    DIVERSIFIED      GLOBAL      DIVERSIFIED   DIVERSIFIED   DIVERSIFIED   DIVERSIFIED
                                CONSERVATIVE   CONSERVATIVE    MODERATE      MODERATE       GLOBAL        GLOBAL      U.S. STOCK
                                INCOME FUND        FUND       GROWTH FUND   GROWTH FUND   GROWTH FUND   STOCK FUND       FUND
                                ------------   ------------   -----------   -----------   -----------   -----------   -----------
Maximum Sales Charge Imposed
 on Purchase                        None           None          None          None          None          None          None
Maximum Sales Charge Imposed
 on Reinvested Dividends            None           None          None          None          None          None          None
Maximum Contingent Deferred
 Sales Charge                       None           None          None          None          None          None          None
Wire Redemption Fees                None           None          None          None          None          None          None
Exchange Fees                       None           None          None          None          None          None          None

--------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES (DIRECT EXPENSES)
--------------------------------------------------------------------------------

Management/Advisory Fees
 (AFTER WAIVERS) (1)                 .00%           .00%          .00%          .00%          .00%          .00%          .00%
12b-1 Fees                           .75%           .75%          .75%          .75%          .75%          .75%          .75%
Total Other Expenses (2) (3)         .37%           .37%          .37%          .37%          .37%          .37%          .37%
  Shareholder Service Fees           .25%           .25%          .25%          .25%          .25%          .25%          .25%
---------------------------------------------------------------------------------------------------------------------
Total Operating Expenses
 (AFTER WAIVERS) (3)                1.12%          1.12%         1.12%         1.12%         1.12%         1.12%         1.12%

--------------------------------------------------------------------------------

(1) SIMC AND SEI INVESTMENTS FUND MANAGEMENT ARE CURRENTLY WAIVING THEIR ADVISORY AND MANAGEMENT FEES. ABSENT FEE WAIVERS, MANAGEMENT AND ADVISORY FEES FOR EACH FUND WOULD BE .30%. THESE FEE WAIVERS ARE VOLUNTARY AND MAY BE DISCONTINUED BY SIMC AND SEI INVESTMENTS FUND MANAGEMENT AT ANY TIME IN THEIR SOLE DISCRETION.

(2) EACH FUND'S SHAREHOLDER SERVICING FEES WILL BE REDUCED IN AN AMOUNT EQUAL TO THE FUND'S PRO RATA SHARE OF ANY SHAREHOLDER SERVICING FEES PAID BY ANY UNDERLYING PORTFOLIO IN WHICH SUCH FUND INVESTS, BUT ONLY TO THE EXTENT NECESSARY TO COMPLY WITH A CONDITION OF THE TRUST'S SEC EXEMPTIVE ORDER. SEE "GENERAL INVESTMENT POLICIES OF THE FUNDS."

(3) ABSENT SIMC'S AND SEI INVESTMENTS FUND MANAGEMENT'S FEE WAIVERS, THE TOTAL OPERATING EXPENSES OF EACH FUND'S CLASS D SHARES WOULD BE 1.42%.


EXAMPLE
--------------------------------------------------------------------------------

                                                    1 YR.   3 YRS.   5 YRS.   10 YRS.
                                                    -----   ------   ------   -------
Based on the estimated Direct and indirect
  expenses (see below), an investor in a Fund
  would pay the following expenses on a $1,000
  investment assuming: (1) a 5% annual return, and
  (2) redemption at the end of each time period:
    Diversified Conservative Income Fund             $18     $37      $  98    $213
    Diversified Conservative Fund                    $20     $62      $ 107    $231
    Diversified Global Moderate Growth Fund          $22     $68      $ 116    $249
    Diversified Moderate Growth Fund                 $21     $63      $ 109    $235
    Diversified Global Growth Fund                   $22     $69      $ 118    $254
    Diversified Global Stock Fund                    $22     $69      $ 118    $253
    Diversified U.S. Stock Fund                      $21     $68      $ 107    $235

--------------------------------------------------------------------------------
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE PURPOSE OF THE EXPENSE TABLES AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS D SHARES OF EACH FUND. IN ADDITION TO THE DIRECT EXPENSES SET FORTH IN THE "ANNUAL OPERATING EXPENSES" ABOVE, EACH FUND WILL BEAR THE INDIRECT EXPENSES OF ITS INVESTMENTS IN THE UNDERLYING PORTFOLIOS. THE EXPENSE EXAMPLES ARE BASED ON THE TOTAL OPERATING EXPENSES OF EACH FUND PLUS A WEIGHTED AVERAGE OF THE EXPENSE RATIOS OF THE UNDERLYING PORTFOLIOS BASED ON CURRENT ALLOCATIONS. THE FUNDS' COMBINED EXPENSE RATIO MAY BE HIGHER OR LOWER DEPENDING ON THE ALLOCATION OF THE FUNDS' ASSETS AMONG THE UNDERLYING PORTFOLIOS. THE CHART ON THE FOLLOWING PAGE PROVIDES THE TOTAL OPERATING EXPENSES FOR EACH UNDERLYING PORTFOLIO. A PERSON WHO PURCHASES SHARES THROUGH AN ACCOUNT WITH A FINANCIAL INSTITUTION MAY BE CHARGED SEPARATE FEES BY THAT INSTITUTION IN ADDITION TO THOSE SET FORTH ABOVE. THE INFORMATION SET FORTH IN THE FOREGOING TABLE AND EXAMPLE RELATES TO THE CLASS D SHARES. CLASS D SHARES ARE SUBJECT TO THE SAME MANAGEMENT AND ADVISORY EXPENSES AS CLASS A SHARES, BUT ARE ALSO SUBJECT TO DIFFERENT DISTRIBUTION, SHAREHOLDER SERVICING AND TRANSFER AGENT EXPENSES. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE ADVISER AND MANAGER OF THE FUNDS" AND "DISTRIBUTION OF FUND SHARES AND SHAREHOLDER SERVICING."

LONG-TERM CLASS D SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE OTHERWISE PERMITTED BY THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS.

INDIRECT EXPENSES
                ________________________________________________________________
As shown in the example above, investors in the Funds also indirectly bear expenses of the Underlying Portfolios ("Indirect Expenses").


The chart below sets forth the expense ratios for each of the Underlying Portfolios in which the Funds will invest (based on information as of May 31, 1998).



UNDERLYING PORTFOLIOS                             EXPENSE RATIOS*
SIMT Large Cap Growth Portfolio                          .85%
SIMT Large Cap Value Portfolio                           .85%
SIMT Small Cap Growth Portfolio                         1.10%
SIMT Small Cap Value Portfolio                          1.10%
SIT International Equity Portfolio                      1.28%
SIT Emerging Markets Equity Portfolio                   1.95%
SIMT Core Fixed Income Portfolio                         .60%
SIMT High Yield Bond Portfolio                           .85%
SIT Emerging Markets Debt Portfolio                     1.35%
SIT International Fixed Income Portfolio                1.00%
SLAT Prime Obligation Portfolio                          .44%


--------------------------------------------------------------------------------
* THE EXPENSE RATIOS OF THE CLASS A SHARES OF THE UNDERLYING PORTFOLIOS SHOWN ABOVE REFLECT EXISTING FEE WAIVERS AND EXPENSE REIMBURSEMENT ARRANGEMENTS THAT MAY BE DISCONTINUED AT ANY TIME. ABSENT THESE FEE WAIVERS ON THE CLASS A SHARES OF THE UNDERLYING PORTFOLIOS, THESE EXPENSE RATIOS WOULD BE HIGHER.

FINANCIAL HIGHLIGHTS
                  ______________________________________________________________

The following financial highlights for a share outstanding throughout each period have been derived from the Funds' financial statements which were audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon, dated May 15, 1998, was unqualified. This information should be read in conjunction with the Trust's financial statements as of and for the fiscal year ended March 31, 1998, and notes thereto, which are incorporated by reference to the Trust's Statement of Additional Information. Additional information is set forth in the Trust's 1998 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-342-5734.



      FOR A CLASS D SHARE OUTSTANDING THROUGHOUT THE PERIODS, ENDED MARCH 31


                                                                       NET
                                                                    REALIZED
                                             NET                       AND
                                            ASSET        NET       UNREALIZED    DIVIDENDS    DISTRIBUTIONS
                                            VALUE     INVESTMENT      GAINS       FROM NET        FROM        NET ASSET
                                          BEGINNING    INCOME/     (LOSSES) ON   INVESTMENT      CAPITAL      VALUE END     TOTAL
                                          OF PERIOD     (LOSS)     SECURITIES      INCOME         GAINS       OF PERIOD    RETURN
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------
DIVERSIFIED CONSERVATIVE INCOME FUND
----------------------------------------
1998 #                                     $10.49       $ 0.38        $1.46        $(0.32)       $(0.31)       $11.70      17.90%
1997 (1)#                                   10.09         0.27         0.30         (0.17)           --         10.49       5.67*
-----------------------------------
DIVERSIFIED CONSERVATIVE FUND
-----------------------------------
1998 #                                     $ 9.58       $ 0.24        $1.78        $(0.18)       $(0.15)       $11.27      21.29%
1997 (2)#                                    9.33         0.19         0.26         (0.13)        (0.07)         9.58       4.84*
----------------------------------------
DIVERSIFIED GLOBAL MODERATE GROWTH FUND
----------------------------------------
1998 #                                     $10.11       $ 0.17        $2.28        $(0.12)       $(0.06)       $12.38      24.38%
1997 (3)#                                   10.00         0.02         0.13         (0.04)           --         10.11       1.52*
----------------------------------------
DIVERSIFIED MODERATE GROWTH FUND
----------------------------------------
1998 #                                     $10.67       $ 0.18        $2.76        $(0.13)       $(0.32)       $13.16      27.99%
1997 (4)#                                   10.21         0.15         0.44         (0.11)        (0.02)        10.67       5.71*
-------------------------------------
DIVERSIFIED GLOBAL GROWTH FUND
-------------------------------------
1998 #                                     $10.87       $ 0.10        $3.04        $(0.08)       $(0.34)       $13.59      29.22%
1997 (5)#                                   10.24         0.06         0.63         (0.05)        (0.01)        10.87       6.69*
-----------------------------------
DIVERSIFIED GLOBAL STOCK FUND
-----------------------------------
1998 #                                     $10.01       $ 0.01        $3.31        $(0.04)       $(0.13)       $13.16      33.38%
1997 (6)#                                   10.00        (0.03)        0.06         (0.02)           --         10.01       0.31*
---------------------------------
DIVERSIFIED U.S. STOCK FUND
---------------------------------
1998 #                                     $11.32       $(0.11)       $5.53            --        $(0.91)       $15.83      48.86%
1997 (7)#                                   10.36        (0.03)        1.01         (0.02)           --         11.32       9.43*

                                                                                              RATIO OF NET
                                                               RATIO OF       RATIO OF         INVESTMENT
                                                   RATIO OF      NET          EXPENSES       INCOME/ (LOSS)
                                            NET    EXPENSES   INVESTMENT   TO AVERAGE NET    TO AVERAGE NET
                                          ASSETS      TO       INCOME/         ASSETS            ASSETS
                                          END OF   AVERAGE    (LOSS) TO      (EXCLUDING        (EXCLUDING      PORTFOLIO
                                          PERIOD     NET       AVERAGE       WAIVERS AND       WAIVERS AND     TURNOVER
                                           (000)    ASSETS    NET ASSETS   REIMBURSEMENTS)   REIMBURSEMENTS)     RATE
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------

DIVERSIFIED CONSERVATIVE INCOME FUND
----------------------------------------

1998 #                                    $ 2,600   1.12%        3.35%             2.27%             2.20%       52%
1997 (1)#                                     603   1.12         3.37               N/A++             N/A++      27
-----------------------------------
DIVERSIFIED CONSERVATIVE FUND
-----------------------------------
1998 #                                    $ 5,842   1.12%        2.13%             1.91%             1.34%       24%
1997 (2)#                                   1,704   1.12         2.60              3.72+             0.00        65
----------------------------------------

DIVERSIFIED GLOBAL MODERATE GROWTH FUND
----------------------------------------

1998 #                                    $ 7,001   1.12%        1.72%             1.93%             0.91%       30%
1997 (3)#                                      85   1.12         0.60               N/A++             N/A++       3
----------------------------------------

DIVERSIFIED MODERATE GROWTH FUND
----------------------------------------

1998 #                                    $ 8,935   1.12%        1.37%             1.80%             0.69%       20%
1997 (4)#                                   6,471   1.12         1.63              2.57+             0.18        22
-------------------------------------
DIVERSIFIED GLOBAL GROWTH FUND
-------------------------------------
1998 #                                    $13,949   1.12%        0.72%             1.76%             0.08%       15%
1997 (5)#                                   6,882   1.12         0.71              2.56+            (0.73)       13
-----------------------------------
DIVERSIFIED GLOBAL STOCK FUND
-----------------------------------
1998 #                                    $ 2,910   1.12%       (0.07)%            2.52%            (1.47)%      10%
1997 (6)#                                      46   1.12        (1.06)              N/A++             N/A++      --
---------------------------------
DIVERSIFIED U.S. STOCK FUND
---------------------------------
1998 #                                    $13,794   1.12%       (0.42)%            1.82%            (1.12)%      21%
1997 (7)#                                   5,885   1.12        (0.39)             2.75+            (2.02)       28


 + Ratios reflect the impact of the initial low level of average net assets associated with commencement of operations and the effects of annualization.

++ Ratio is not meaningful due to low level of assets and because SEI Investments will bear all expenses exceeding specific limitations.

 #  Per share calculations were performed using average shares for the period.


 *  Total return has not been annualized.



(1) Commenced operations 06/21/96. All ratios for that period have been annualized.



(2) Commenced operations 07/01/96. All ratios for that period have been annualized.



(3) Commenced operations 12/05/96. All ratios for that period have been annualized.



(4) Commenced operations 05/30/96. All ratios for that period have been annualized.



(5) Commenced operations 05/30/96. All ratios for that period have been annualized.



(6) Commenced operations 12/05/96. All ratios for that period have been annualized.



(7) Commenced operations 07/01/96. All ratios for that period have been annualized.

INVESTMENT
OBJECTIVES AND
POLICIES OF
THE FUNDS
       _________________________________________________________________________

                      The Funds offer investors the opportunity to invest in certain of the Underlying Portfolios, and are designed primarily for tax-advantaged retirement and other long-term investment or savings accounts, including: Individual Retirement Accounts ("IRAs"), 403(b)(7) tax-sheltered retirement accounts for employees of certain non-profit organizations, 401(k) savings plans, profit-sharing and money-purchase pension plans, and other employer-sponsored pension and savings plans.

                           In order to achieve its investment objective, each
                      Fund invests a percentage of its assets within predetermined percentage ranges in certain of the Underlying Portfolios, which are separately-managed series of the following investment companies: SEI Institutional Managed Trust ("SIMT"), SEI Institutional International Trust ("SIT") and SEI Liquid Asset Trust ("SLAT" and, together with SIMT and SIT, the "Underlying Trusts"). The percentages reflect the extent to which each Fund will invest in the particular market segment represented by each Underlying Portfolio, and the varying degrees of potential investment risk and reward represented by each Fund's investments in those market segments and their corresponding Underlying Portfolios. The Adviser may alter these percentage ranges when it deems appropriate.

                           The assets of each Fund will be allocated among each
                      of the Underlying Portfolios in accordance with its investment objective, the Adviser's outlook for the economy, the financial markets and the relative market valuations of the Underlying Portfolios. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Fund may invest its assets directly in cash, money market securities, or other instruments, including stock or bond index futures and options thereon. The investment objective of each Fund is set forth below. Each Fund's investment objective is a fundamental policy, and may not be changed without shareholder approval. There can be no assurance that the Funds will achieve their stated objectives.
DIVERSIFIED
CONSERVATIVE
INCOME FUND
                      The Diversified Conservative Income Fund seeks to provide current income and an opportunity for capital appreciation through limited participation in domestic equity markets. In general, relative to the other Funds, the Diversified Conservative Income Fund should offer investors the potential for a medium to high level of income and the potential for a low to medium level of capital growth, while subjecting investors to a medium level of principal risk. The Fund will invest in the following Underlying asset classes within the percentage ranges set forth below:

                                             INVESTMENT RANGE (PERCENT OF THE
               ASSET CLASS             DIVERSIFIED CONSERVATIVE INCOME FUND'S ASSETS)
          ---------------------------------------------------------------------------------
          EQUITY...................                      10-50%
            SIMT LARGE CAP GROWTH
            SIMT LARGE CAP VALUE
            SIMT SMALL CAP GROWTH
            SIMT SMALL CAP VALUE
          FIXED INCOME.............                      50-65%
            SIMT CORE FIXED INCOME
          MONEY MARKET.............                       0-30%
            SLAT PRIME OBLIGATION
          ---------------------------------------------------------------------------------

DIVERSIFIED
CONSERVATIVE FUND
                      The Diversified Conservative Fund seeks to provide current income with the opportunity for capital appreciation through limited participation in the domestic and international equity markets. In general, relative to the other Funds, the Diversified Conservative Fund should offer investors the potential for a medium level of income and the potential for a low to medium level of capital growth, while subjecting investors to a medium level of principal risk. The Fund will invest in the following asset classes within the percentage ranges set forth below:


                                             INVESTMENT RANGE (PERCENT OF THE
                ASSET CLASS             DIVERSIFIED CONSERVATIVE FUND'S ASSETS)
          ---------------------------------------------------------------------------------
          EQUITY...................                      15-50%
            SIMT LARGE CAP GROWTH
            SIMT LARGE CAP VALUE
            SIMT SMALL CAP GROWTH
            SIMT SMALL CAP VALUE
            SIT INTERNATIONAL
             EQUITY
          FIXED INCOME.............                      50-80%
            SIMT CORE FIXED INCOME
            SIT INTERNATIONAL FIXED
             INCOME
          MONEY MARKET.............                       0-30%
            SLAT PRIME OBLIGATION
          ---------------------------------------------------------------------------------


DIVERSIFIED GLOBAL
MODERATE
GROWTH FUND
                      The Diversified Global Moderate Growth Fund seeks to provide long-term capital appreciation through participation in the domestic and global equity and debt markets with a limited level of current income. In general, relative to the other funds, the Diversified Global Moderate Growth Fund should offer investors the potential for a medium level of income and the potential for a medium level of capital growth, while subjecting investors to a medium level of principal risk. The Fund will invest in the following asset classes within the percentage ranges set forth below:


                                             INVESTMENT RANGE (PERCENT OF THE
             ASSET CLASS             DIVERSIFIED GLOBAL MODERATE GROWTH FUND'S ASSETS)
          ---------------------------------------------------------------------------------
          EQUITY...................                      30-75%
            SIMT LARGE CAP GROWTH
            SIMT LARGE CAP VALUE
            SIMT SMALL CAP GROWTH
            SIMT SMALL CAP VALUE
            SIT INTERNATIONAL
             EQUITY
            SIT EMERGING MARKETS
             EQUITY
          FIXED INCOME.............                      25-70%
            SIMT CORE FIXED INCOME
            SIMT HIGH YIELD BOND
            SIT INTERNATIONAL FIXED
             INCOME
            SIT EMERGING MARKETS
             DEBT
          MONEY MARKET.............                       0-30%
            SLAT PRIME OBLIGATION
          ---------------------------------------------------------------------------------


DIVERSIFIED
MODERATE
GROWTH FUND
                      The Diversified Moderate Growth Fund seeks to provide long-term capital appreciation with a limited level of current income. In general, relative to the other Funds, the Diversified Moderate Growth Fund should offer investors the potential for a medium level of income and the potential for a medium level of capital growth, while subjecting investors to a medium level of principal risk. The Fund will invest in the following asset classes within the percentage ranges set forth below:


                                             INVESTMENT RANGE (PERCENT OF THE
                ASSET CLASS             DIVERSIFIED MODERATE GROWTH FUND'S ASSETS)
          ---------------------------------------------------------------------------------
          EQUITY...................                      30-70%
            SIMT LARGE CAP GROWTH
            SIMT LARGE CAP VALUE
            SIMT SMALL CAP GROWTH
            SIMT SMALL CAP VALUE
            SIT INTERNATIONAL
             EQUITY
          FIXED INCOME.............                      30-60%
            SIMT CORE FIXED INCOME
            SIT INTERNATIONAL FIXED
             INCOME
          MONEY MARKET.............                       0-30%
            SLAT PRIME OBLIGATION
          ---------------------------------------------------------------------------------

DIVERSIFIED GLOBAL
GROWTH FUND
                      The Diversified Global Growth Fund seeks to provide long-term capital appreciation. Current income is a secondary consideration. In general, relative to the other Funds, the Diversified Global Growth Fund should offer investors the potential for a low to medium level of income and the potential for a medium to high level of capital growth, while subjecting investors to a higher level of principal risk. The Fund will invest in the following asset classes within the percentage ranges set forth below:


                                             INVESTMENT RANGE (PERCENT OF THE
                ASSET CLASS             DIVERSIFIED GLOBAL GROWTH FUND'S ASSETS)
          ---------------------------------------------------------------------------------
          EQUITY...................                      45-95%
            SIMT LARGE CAP GROWTH
            SIMT LARGE CAP VALUE
            SIMT SMALL CAP GROWTH
            SIMT SMALL CAP VALUE
            SIT INTERNATIONAL
             EQUITY
            SIT EMERGING MARKETS
             EQUITY
          FIXED INCOME.............                       5-50%
            SIMT CORE FIXED INCOME
            SIMT HIGH YIELD BOND
            SIT INTERNATIONAL FIXED
             INCOME
            SIT EMERGING MARKETS
             DEBT
          MONEY MARKET.............                       0-30%
            SLAT PRIME OBLIGATION
          ---------------------------------------------------------------------------------


DIVERSIFIED GLOBAL
STOCK FUND
                      The Diversified Global Stock Fund seeks to provide long-term capital appreciation through a diversified global equity strategy. In general, relative to the other Funds, the Diversified Global Stock Fund should offer investors the potential for a lower level of income and the potential for a higher level of capital growth, while subjecting investors to medium to high levels of principal risk. The Fund will invest in the following asset classes within the percentage ranges set forth below:


                                             INVESTMENT RANGE (PERCENT OF THE
                ASSET CLASS             DIVERSIFIED GLOBAL STOCK FUND'S ASSETS)
          ---------------------------------------------------------------------------------
          EQUITY...................                     70-100%
            SIMT LARGE CAP GROWTH
            SIMT LARGE CAP VALUE
            SIMT SMALL CAP GROWTH
            SIMT SMALL CAP VALUE
            SIT INTERNATIONAL
             EQUITY
            SIT EMERGING MARKETS
             EQUITY
          MONEY MARKET.............                       0-30%
            SLAT PRIME OBLIGATION
          ---------------------------------------------------------------------------------

DIVERSIFIED
U.S. STOCK FUND
                      The Diversified U.S. Stock Fund seeks to provide long-term capital appreciation through a diversified domestic equity strategy. Current income is an incidental consideration. In general, relative to the other Funds, the Diversified U.S. Stock Fund should offer investors the potential for a lower level of income and the potential for a high level of capital growth, while subjecting investors to a medium to high level of principal risk. The Fund will invest in the following asset classes within the percentage ranges set forth below:

                                             INVESTMENT RANGE (PERCENT OF THE
                 ASSET CLASS             DIVERSIFIED U.S. STOCK FUND'S ASSETS)
          ---------------------------------------------------------------------------------
          EQUITY...................                     70-100%
            SIMT LARGE CAP GROWTH
            SIMT LARGE CAP VALUE
            SIMT SMALL CAP GROWTH
            SIMT SMALL CAP VALUE
          MONEY MARKET.............                       0-30%
            SLAT PRIME OBLIGATION
          ---------------------------------------------------------------------------------

GENERAL
INVESTMENT
POLICIES
OF THE FUNDS
          ______________________________________________________________________


                      The Funds will attempt to achieve their investment objectives by purchasing shares of the Underlying Portfolios within the percentage ranges set forth above for each asset class. The SEC issued an exemptive order to the Trust dated December 20, 1995 (the "Order"), which permits the Funds to acquire up to 100% of the Shares of any of the Underlying Portfolios under certain conditions.

                           In addition to purchasing shares of the Underlying
                      Portfolios, the Funds may use futures contracts and options in order to remain effectively fully invested in proportions consistent with SIMC's current asset allocation strategy in an efficient and cost effective manner. Specifically, each Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets.
                           In order to meet liquidity needs, or for temporary
                      defensive purposes, the Funds may purchase money market securities or other short-term debt instruments rated in one of the top two categories by a nationally recognized statistical rating organization ("NRSRO") at the time of purchase or, if not rated, determined to be of comparable quality by the Adviser. To the extent that a Fund is engaged in temporary defensive investing, it will not be pursuing its investment objective. See "Description of Permitted Investments and Risk Factors of the Underlying Portfolios."

RISK FACTORS
OF THE FUNDS
          ______________________________________________________________________

                      Prospective investors in the Funds should consider the following risk factors:
                      - Any investment in a mutual fund involves risk and,
                        although the Funds invest in a number of Underlying Portfolios, this practice does not eliminate investment risk;
                      - Under certain circumstances, an Underlying Portfolio may determine to make payment of a redemption request by a Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the SEC. In such cases, the Funds may hold securities distributed by an Underlying Portfolio until the Adviser determines that it is appropriate to dispose of such securities;

                      - Certain Underlying Portfolios may: invest a portion of
                        their assets in foreign securities, including securities issued by emerging market issuers; enter into forward currency transactions; lend their portfolio securities; enter into stock and bond index, interest rate and currency futures contracts, and options on such contracts; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; and engage in various other investment practices. Further information about these investment policies and practices can be found under "Investment Objectives of the Underlying Portfolios" and "Description of Permitted Investments and Risk Factors of the Underlying Portfolios" in this Prospectus;

                      - The Diversified Global Growth Fund and Diversified
                        Global Moderate Growth Fund can each invest a portion of its assets in the SIMT High Yield Bond Portfolio. As a result, these Funds will be subject to the risks associated with high yield investing;

                      - Certain Funds invest at least 10% and can invest as much as 30% of their assets in the SIT International Fixed Income and SIT Emerging Markets Debt Portfolios, which invest primarily in foreign fixed-income securities, including securities issued by emerging market issuers. Certain other Funds invest at least 20% and can invest as much as 50% of their assets in Underlying Portfolios that invest primarily in foreign equity securities. These investments will subject the Funds to risks associated with investing in foreign securities; and

                      - The officers and trustees of the Trust also serve as
                        officers and trustees of the Underlying Trusts. In addition, the Adviser to each Fund serves as investment adviser to certain of the Underlying Portfolios. Conflicts may arise as these persons seek to fulfill their fiduciary responsibilities at both levels.

                      Further information regarding these risk factors may be found elsewhere in this Prospectus and in the Statement of Additional Information.

INVESTMENT
LIMITATIONS OF
THE FUNDS
       _________________________________________________________________________

                      The following investment limitations are fundamental for each Fund, and may not be changed without shareholder approval.
                      1. Each Fund will concentrate its investments in mutual
                         fund shares.
                      2. Each Fund may borrow money in an amount up to 33 1/3%
                         of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its assets, asset coverage of 300% is required for all borrowings.
                      Each Fund is subject to further fundamental and non-fundamental limitations which are described in the Trust's Statement of Additional Information.

PORTFOLIO TURNOVER
OF THE FUNDS
          ______________________________________________________________________

                      Each Fund's portfolio turnover rate (I.E., the rate at which the Fund buys and sells shares of the Underlying Portfolios) is not expected to exceed 65%. Asset reallocation decisions typically will occur only once every quarter. However, if market conditions warrant, SIMC may make more frequent reallocation decisions, which will result in a higher portfolio turnover rate. The Funds will purchase or sell shares of the Underlying Portfolios: (a) to accommodate purchases and redemptions of each Fund's shares; (b) in response to market or other economic conditions; and (c) to maintain or modify the allocation of each Fund's assets among the Underlying Portfolios within the percentage limits described above or as altered by SIMC from time to time. It is important to note, however, that the portfolio turnover rate of certain of the Underlying Portfolios (I.E., the rate at which the Underlying Portfolios buy and sell securities), may exceed 100%. Such a turnover rate may result in higher transaction costs and may result in additional tax consequences for shareholders (including the Funds).

INVESTMENT GOALS
OF THE UNDERLYING
PORTFOLIOS
       _________________________________________________________________________


                      The following table describes the investment goal of each Underlying Portfolio eligible (as of May 31, 1998) for investment by the Funds:



                      UNDERLYING PORTFOLIO                   INVESTMENT GOAL
                      -----------------------------------------------------------------------------------------
                      SIMT Large Cap Growth                  Growth of Capital
                      SIMT Large Cap Value                   Growth of Capital and Income
                      SIMT Small Cap Growth                  Aggressive Growth of Capital
                      SIMT Small Cap Value                   Aggressive Growth of Capital and Income
                      SIT International Equity               Growth of Capital
                      SIT Emerging Markets Equity            Aggressive Growth of Capital
                      SIMT Core Fixed Income                 Income
                      SIMT High Yield Bond                   Aggressive Income
                      SIT International Fixed Income         Income
                      SIT Emerging Markets Debt              Aggressive Growth of Capital and Income
                      SLAT Prime Obligation                  Price Stability
                      -----------------------------------------------------------------------------------------


INVESTMENT
OBJECTIVES
OF THE
UNDERLYING
PORTFOLIOS
       _________________________________________________________________________

                      Set forth below are the investment objectives that apply to the Underlying Portfolios. The investment objective of each Underlying Portfolio is a fundamental policy of that Portfolio, and may not be changed without approval of such Portfolio's shareholders, which may include the Fund. Certain general investment policies that apply to two or more of the Underlying Portfolios are set forth in the "General Investment Policies of the Underlying Portfolios" section, below. There can be no assurance that the Underlying Portfolios will achieve their respective investment objectives. For additional information regarding the investments and investment techniques of the Underlying Portfolios, as well as the risk factors attendant with those investments and investment techniques, please see the "Description of Permitted Investments and Risk Factors of the Underlying Portfolios" section of the Prospectus.
SIMT LARGE CAP
GROWTH PORTFOLIO
                      The SIMT Large Cap Growth Portfolio seeks to provide capital appreciation. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of large companies (I.E., companies with market capitalizations of more than $1 billion) which, in the advisers' opinion, possess significant growth potential.

SIMT LARGE CAP
VALUE PORTFOLIO
                      The SIMT Large Cap Value Portfolio seeks to provide long-term growth of capital and income. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in a diversified portfolio of high quality, income-producing common stocks of large companies (I.E., companies with market capitalizations of more than $1 billion) which, in the advisers' opinion, are undervalued in the marketplace at the time of purchase.
SIMT SMALL CAP
GROWTH PORTFOLIO
                      The SIMT Small Cap Growth Portfolio seeks to provide long-term capital appreciation. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in the equity securities of smaller growth companies (I.E., companies with market capitalizations of less than $1 billion) which, in the advisers' opinion, are in an early stage or transitional point in their development and have demonstrated or have the potential for above average capital growth.
SIMT SMALL CAP
VALUE PORTFOLIO
                      The SIMT Small Cap Value Portfolio seeks to provide capital appreciation. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in the equity securities of smaller companies (I.E., companies with market capitalizations of less than $1 billion) which, in the advisers' opinion, have prices that appear low relative to certain fundamental characteristics such as earnings, book value, or return on equity.


SIT INTERNATIONAL

EQUITY PORTFOLIO

                      The SIT International Equity Portfolio seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in equity securities of non-U.S. issuers located in at least three countries other than the United States.



SIT EMERGING

MARKETS EQUITY
PORTFOLIO

                      The SIT Emerging Markets Equity Portfolio seeks to provide capital appreciation by investing primarily in a diversified portfolio of equity securities of emerging market issuers. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in equity securities of emerging market issuers. Under normal market conditions, the Portfolio maintains investments in at least six emerging market countries and does not invest more than 35% of its total assets in any one emerging market country.

SIMT CORE FIXED
INCOME PORTFOLIO
                      The SIMT Core Fixed Income Portfolio seeks to provide current income consistent with the preservation of capital. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in fixed income securities that are rated investment grade or better, I.E., rated in one of the four highest rating categories by an NRSRO at the time of purchase, or, if not rated, determined to be of comparable quality by the advisers.
SIMT HIGH YIELD
BOND PORTFOLIO
                      The SIMT High Yield Bond Portfolio seeks to maximize total return. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in fixed-income securities that are rated below investment grade (I.E., rated below the top four rating categories by an NRSRO at the time of purchase), or, if not rated, are determined to be of comparable quality by the Portfolio's advisers. Below investment grade securities are commonly referred to as "junk bonds," and generally entail increased credit and market risk.


SIT INTERNATIONAL

FIXED INCOME
PORTFOLIO

                      The SIT International Fixed Income Portfolio seeks to provide capital appreciation and current income through investment primarily in high quality, non-U.S. dollar denominated government and corporate fixed income securities or debt obligations. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in high quality foreign government and foreign corporate fixed income securities or debt obligations of issuers located in at least three countries other than the United States.



SIT EMERGING

MARKETS DEBT
PORTFOLIO

                      The investment objective of the SIT Emerging Markets Debt Portfolio is to maximize total return. Under normal circumstances, at least 80% of the SIT Emerging Markets Debt Portfolio's total assets will be invested in debt securities of government, government-related and corporate issuers in emerging market countries and of entities organized to restructure the outstanding debt of such issuers.

SLAT PRIME
OBLIGATION PORTFOLIO
                      The SLAT Prime Obligation Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Portfolio invests exclusively in: (i) high quality commercial paper; (ii) bank obligations; (iii) high quality short-term corporate obligations; (iv) high quality short-term obligations issued by state and local governmental issuers; (v) U.S. Treasury obligations or obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; and (vi) repurchase agreements.

GENERAL
INVESTMENT
POLICIES OF THE
UNDERLYING
PORTFOLIOS
       _________________________________________________________________________
INVESTMENT COMPANY
SECURITIES
                      Each Underlying Portfolio, except the SLAT Prime Obligation Portfolio, may purchase investment company securities, which will result in additional layering of expenses. However, there are legal limits on the amount of such securities that may be acquired by an Underlying Portfolio.
INVESTMENT GRADE
DEBT SECURITIES
                      Each Underlying Portfolio, except the SLAT Prime Obligation Portfolio, may invest in investment grade debt securities. Interest payments and principal security for securities rated in the fourth highest rating category (I.E., BBB by S&P or Baa by Moody's) appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact have speculative characteristics as well.
MONEY MARKET
INSTRUMENTS

                      In order to meet liquidity needs or for temporary defensive purposes, the Underlying Portfolios may hold cash reserves and invest in money market instruments. To the extent any Underlying Portfolio is engaged in temporary defensive investing, it will not be pursuing its investment objective.

OPTIONS AND FUTURES
                      Each Underlying Portfolio, except the SLAT Prime Obligation Portfolio, may purchase or sell options, futures and options on futures. Risks associated with investing in options and futures may include lack of a liquid secondary market, trading restrictions which may be imposed by an exchange and government regulations which may restrict trading.
SECURITIES LENDING
                      Each Underlying Portfolio, except the SLAT Prime Obligation Portfolio, may lend its securities to qualified investors for the purpose of realizing additional income.
WARRANTS
                      Each Underlying Portfolio, except the SLAT Prime Obligation Portfolio, may purchase warrants in order to increase total return.
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
                      The Underlying Portfolios may purchase securities on a when-issued or delayed-delivery basis.

                           For additional information regarding the permitted
                      investments of the Underlying Portfolios see the "Description of Permitted Investments and Risk Factors of the Underlying Portfolios" in this Prospectus.


RISK FACTORS OF
THE UNDERLYING
PORTFOLIOS
       _________________________________________________________________________

                      From time to time, the Underlying Portfolios may experience relatively large purchases or redemptions due to asset allocation decisions made by the Adviser for its clients, including the Trust. These transactions may have a material effect on the Underlying Portfolios, since Underlying Portfolios that experience redemptions as a result of reallocations may have to sell portfolio securities and because Underlying Portfolios that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Underlying Portfolios may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. The Adviser is committed to minimizing the impact of these transactions on the Underlying Portfolios to the extent it is consistent with pursuing the investment objectives of its asset allocation clients. The Adviser will monitor the impact of asset allocation decisions on the Underlying Portfolios and, where practicable, a Fund will, at any one time, only redeem shares of an Underlying Portfolio to reduce its allocation to that particular Portfolio in increments of up to 5% (E.G., from 20% to 15%), except where such redemptions are to meet Fund shareholder redemption requests. The Adviser will nevertheless face conflicts in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients (including shareholders of the Funds) and the interests of the Underlying Portfolios.

THE ADVISER AND
MANAGER OF
THE FUNDS
       _________________________________________________________________________


                      SEI Investments Management Corporation, investment adviser to each of the Funds and certain of the Underlying Portfolios, manages the Funds and the Underlying Portfolios by focusing on four key principles: asset allocation, portfolio structure, the use of specialist managers, and continuous portfolio management. Asset allocation across appropriate asset classes is the central theme of the Adviser's investment philosophy. Another element of the Adviser's strategy is to access the return potential of the financial markets and reduce risk by having a portfolio that is diversified within each asset class. In order to manage investments in these distinct asset classes, the Adviser oversees a network of specialist managers who invest the assets of the Underlying Portfolios in distinct segments of the markets. These specialist managers seek to adhere to distinct investment disciplines, and provide opportunities for greater consistency and predictability of results, as well as broader diversification across and within asset classes. The final element of the Adviser's investment philosophy is continuous portfolio management. This element consists of two components: (i) regular rebalancing to ensure that the appropriate mix of assets is constantly in place, and (ii) constant monitoring and evaluation of specialist managers for the Underlying Portfolios to ensure that they do not deviate from their stated investment philosophy or process.


                           Under an Investment Advisory Agreement with the
                      Trust, the Adviser acts as the investment adviser to each Fund. Under the Agreement, the Adviser provides its proprietary asset allocation services to the Funds, and exercises investment discretion over the assets of the Funds. The Adviser monitors the allocation of each Fund's assets, and is responsible for supervising compliance with each Fund's fundamental investment objective and policies. Although it is expected that each Fund will typically be fully invested in the Underlying Portfolios, the Adviser may, from time to time, direct the investment of each Fund's cash balances in money market securities or in other instruments, including stock or bond index futures contracts and options thereon.

                           For its investment advisory services to the Trust,
                      the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .10% of each Fund's average daily net assets. The Adviser has voluntarily agreed to waive this fee for the foreseeable future. This waiver may be terminated by the Adviser at any time in its sole discretion.

                           The Adviser is a wholly-owned subsidiary of SEI
                      Investments Company ("SEI Investments"), a financial services company. The principal business address of the Adviser and SEI Investments is Oaks, Pennsylvania 19456. SEI Investments was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of the Adviser have provided consulting advice to institutional investors for more than 20 years, including advice regarding the selection and evaluation of investment advisers and advice regarding asset allocation strategies. The Adviser currently serves as manager or administrator to more than 46 investment companies including more than 387 portfolios, which investment companies had more than $128 billion in assets as of May 31, 1998.


                           Investment and asset allocation decisions for the
                      Funds are made by a committee within the Adviser.


                           SEI Investments Fund Management ("SEI Management")
                      provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel, and facilities, and acts as dividend disbursing agent and shareholder servicing agent.

                           For its management services, SEI Management is
                      entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund. SEI Management has agreed to waive its administration fee for the foreseeable future. This waiver is voluntary and may be discontinued at any time in SEI Management's sole discretion.

THE ADVISERS AND
SUB-ADVISERS TO THE
UNDERLYING PORTFOLIOS
                    ____________________________________________________________


                      The following table sets forth information about the advisers and sub-advisers to the Underlying Portfolios approved by the Boards of Trustees of the Underlying Trusts as of May 31, 1998:



                             INVESTMENT
UNDERLYING PORTFOLIO          ADVISOR      SUB-ADVISER(S)
-----------------------------------------------------------------------------
SIMT Large Cap Growth      SIMC            Alliance Capital Management, L.P.
                                           American Express Asset Management
                                            Group Inc.
                                           Provident Investment Counsel, Inc.
-----------------------------------------------------------------------------
SIMT Large Cap Value       SIMC            LSV Asset Management
                                           Mellon Equity Associates, LLP
                                           Sanford C. Bernstein & Co., Inc.
-----------------------------------------------------------------------------

                             INVESTMENT
UNDERLYING PORTFOLIO          ADVISOR      SUB-ADVISER(S)
-----------------------------------------------------------------------------
SIMT Small Cap Growth      SIMC            Furman Selz Capital Management LLC
                                           Nicholas-Applegate Capital
                                            Management
                                           Robertson Stephens & Company
                                            Investment Management L.P.
                                           Wall Street Associates
-----------------------------------------------------------------------------
SIMT Small Cap Value       SIMC            Boston Partners Asset Management,
                                            L.P.
                                           1838 Investment Advisors, L.P.
                                           LSV Asset Management
-----------------------------------------------------------------------------
SIT International Equity   SIMC            Acadian Asset Management, Inc.
                                           Capital Guardian Trust Company
                                           Scottish Widows Investment
                                            Management Limited
                                           SG Pacific Asset Management, Inc.,
                                            SGY Asset Management (Singapore)
                                            Limited and SG Yamaichi Asset
                                            Management Co., Ltd.
-----------------------------------------------------------------------------
SIT Emerging Markets       SIMC            Coronation Asset Management
Equity                                      (Proprietary) Limited
                                           Credit Suisse Asset Management
                                            Limited
                                           Montgomery Asset Management,
                                            L.L.C.
                                           Parametric Portfolio Associates
                                           SG Pacific Asset Management, Inc.,
                                            and SGY Asset Management
                                            (Singapore) Limited
-----------------------------------------------------------------------------
SIMT Core Fixed Income     SIMC            BlackRock Financial Management,
                                            Inc.
                                           Firstar Investment Research &
                                            Management Company
                                           Western Asset Management Company
-----------------------------------------------------------------------------
SIMT High Yield Bond       SIMC            BEA Associates
-----------------------------------------------------------------------------
SIT International Fixed    Strategic       None
Income                     Fixed Income,
                           LLC
-----------------------------------------------------------------------------
SIT Emerging Markets Debt  SIMC            Salomon Brothers Asset Management,
                                            Inc
-----------------------------------------------------------------------------
SLAT Prime Obligation      Wellington      None
                           Management
                           Company, LLP
-----------------------------------------------------------------------------

SEI INVESTMENTS
MANAGEMENT
CORPORATION

                      In addition to serving as the Trust's Adviser, SIMC serves as investment adviser to each Underlying Portfolio except the SIT International Fixed Income and SLAT Prime Obligation Portfolios.

                           Under the advisory agreement with each Underlying
                      Portfolio for which it serves as investment adviser (an "Underlying SEI Portfolio"), SIMC is authorized to make investment decisions for the assets of the Underlying SEI Portfolio, and to continuously review, supervise and administer the Underlying SEI Portfolio's investment program.
                           SIMC acts as a "manager of managers" for the
                      Underlying SEI Portfolios. As Adviser, SIMC oversees the investment advisory services provided to the Underlying SEI Portfolios and manages the cash portion of the Portfolios' assets. Pursuant to separate sub-advisory agreements with SIMC, and under the supervision of both SIMC and the Boards of Trustees of the Underlying SEI Portfolios, the sub-advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Underlying SEI Portfolios. The sub-advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively each such sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies. Subject to Board review, SIMC allocates and, when appropriate, reallocates the Underlying SEI Portfolios' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the Portfolios' investment objectives, policies and restrictions. SIMC HAS THE ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE UNDERLYING SEI PORTFOLIOS DUE TO ITS RESPONSIBILITY TO OVERSEE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

                           SIMC has obtained an exemptive order from the
                      Securities and Exchange Commission (the "SEC") that permits SIMC, with the approval of the Underlying SEI Portfolios' Boards of Trustees, to retain sub-advisers unaffiliated with SIMC for the Portfolios without submitting the sub-advisory agreements to a vote of the Portfolios' shareholders. The exemptive relief permits the disclosure of only the aggregate amount payable by SIMC under all such sub-advisory agreements. The Underlying SEI Portfolios will notify shareholders in the event of any addition or change in the identity of its sub-advisers.


                           For its advisory services to the Underlying
                      Portfolios, SIMC is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .40% of the average daily net assets of the SIMT Large Cap Growth Portfolio, .35% of the average daily net assets of the SIMT Large Cap Value Portfolio, .65% of the average daily net assets of the SIMT Small Cap Growth and Small Cap Value Portfolios, .505% of the average daily net assets of the SIT International Equity Portfolio, 1.05% of the average daily net assets of the SIT Emerging Markets Equity Portfolio, .275% of the average daily net assets of the SIMT Core Fixed

                      Income Portfolio, .4875% of the average daily net assets of the SIMT High Yield Bond Portfolio, and .85% of the average daily net assets of the SIT Emerging Markets Debt Portfolio. SIMC pays the sub-advisers out of these fees.


STRATEGIC FIXED

INCOME LLC

                      Strategic Fixed Income LLC ("SFI") serves as the investment adviser to the SIT International Fixed Income Portfolio. SFI is a limited liability company whose predecessor was formed in 1991 under the laws of the State of Delaware to manage multi-currency fixed income portfolios. The managing member of the firm is Gobi Investment Inc., of which Kenneth Windheim is the sole shareholder, and the limited partner is Strategic Investment Management ("SIM"). As of March 31, 1998, SFI
                      managed $   billion of client assets. The principal
                      address of SFI is 1001 Nineteenth Street North, Suite 1720, Arlington, Virginia 22209.

WELLINGTON
MANAGEMENT
COMPANY, LLP

                      Wellington Management Company, LLP ("WMC"), 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the SLAT Prime Obligation Portfolio. As of March 31, 1998, WMC had investment management authority with respect to approximately $193.9 billion of assets. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. WMC's predecessor organizations have provided investment advisory services to investment companies since 1928, and to investment counseling clients since 1960. WMC is a Massachusetts limited liability partnership whose managing partners are Robert W. Doran, Duncan M. McFarland and John
                      R. Ryan.

ACADIAN ASSET
MANAGEMENT, INC.

                      Acadian Asset Management, Inc. ("Acadian") serves as an investment sub-adviser to a portion of the assets of the SIT International Equity Portfolio. Acadian, a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), was founded in 1977, and manages approximately $4.9 billion in assets invested globally. Acadian's business address is Two International Place, 26 Floor, Boston, Massachusetts 02110.

ALLIANCE CAPITAL
MANAGEMENT L.P.

                      Alliance Capital Management L.P. ("Alliance") serves as an investment sub-adviser to a portion of the assets of the SIMT Large Cap Growth Portfolio. Alliance is a registered investment adviser organized as a Delaware limited partnership which originated as Alliance Capital Management Corporation in 1971. Alliance Capital Management Corporation, an indirect wholly-owned subsidiary of the Equitable Life Assurance Society of the United States, is the general partner of Alliance. As of
                      March 31, 1998, Alliance managed over $   billion in
                      assets. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

AMERICAN EXPRESS
ASSET MANAGEMENT
GROUP INC.

                      American Express Asset Management Group Inc. ("American Express") serves as an investment sub-adviser to a portion of the assets of the SIMT Large Cap Growth Portfolio. American Express is a registered investment adviser and wholly-owned subsidiary of American Express Financial Corporation. As of March 31, 1998, American Express managed over $ billion in assets. American Express was founded in 1972 to manage tax-exempt assets for institutional clients. The principal business address of American Express is IDS Tower 10, Minneapolis, Minnesota 55440.

BEA ASSOCIATES

                      BEA Associates ("BEA") serves as investment sub-adviser to the SIMT High Yield Bond Portfolio. BEA is a general partnership organized under the laws of the State of New York and, together with its predecessor firms, has been engaged in the investment advisory business for over 50 years. BEA's principal offices are located at One Citicorp Center, 153 East 53rd Street, New York, New York 10022. BEA is a wholly-owned subsidiary of Credit Suisse, the second largest Swiss Bank, which, in turn, is a subsidiary of CS Holding, a Swiss Corporation. As of March 31, 1998, BEA managed approximately $ billion in assets.

BLACKROCK FINANCIAL
MANAGEMENT, INC.

                      BlackRock Financial Management, Inc. ("BlackRock") serves as an investment sub-adviser to a portion of the assets of the SIMT Core Fixed Income Portfolio. BlackRock, a registered investment adviser, is a Delaware corporation with its principal business address at 345 Park Avenue, 30th Floor, New York, New York 10154. BlackRock's predecessor was founded in 1988, and as of March 31, 1998, BlackRock had $ billion in assets under management. BlackRock is an indirect wholly-owned subsidiary of PNC Bank, N.A.

BOSTON PARTNERS
ASSET MANAGEMENT, L.P.

                      Boston Partners Asset Management, L.P. ("BPAM") serves as an investment sub-adviser to a portion of the assets of the SIMT Small Cap Value Portfolio. BPAM, a Delaware limited partnership, is a registered investment adviser with its principal offices located at One Financial Center, 43rd Floor, Boston, Massachusetts 02111. BPAM was founded in April, 1995, and as of March 31, 1998, it had approximately $ billion in assets under management. BPAM's general partner is Boston Partners, Inc.



CAPITAL GUARDIAN TRUST COMPANY


                      Capital Guardian Trust Company ("CGTC") serves as an investment sub-adviser to a portion of the assets of the SIT International Equity Portfolio. CGTC, a California trust company founded in 1968, is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has managed international portfolios since 1978, and as of March 31, 1998, managed a total of over $77 billion primarily for institutional clients. The principal business address of CGTC and The Capital Group Companies, Inc. is 333 South Hope Street, Los Angeles, California 90071.

CORONATION ASSET
MANAGEMENT
(PROPRIETARY)
LIMITED

                      Coronation Asset Management (Proprietary) Limited ("Coronation") serves as an investment sub-adviser to a portion of the assets of the SIT Emerging Markets Equity Portfolio. Coronation, a registered investment adviser organized under the laws of the Republic of South Africa, was founded in 1993, and as of March 31, 1998, managed $ billion in assets. The principal business address of Coronation is 80 Strand Street, Cape Town, South Africa, 8001.



CREDIT SUISSE ASSET

MANAGEMENT LIMITED

                      Credit Suisse Asset Management Limited ("Credit Suisse") acts as a sub-adviser for a portion of the assets of the SIT Emerging Markets Equity Portfolio. Credit Suisse, a UK limited liability company formed in 1982, is a registered investment adviser that managed approximately $37.1 billion as of March 31, 1998. Credit Suisse is a wholly-owned subsidiary of the Credit Suisse Group, a financial services conglomerate headquartered in Zurich, Switzerland. Credit Suisse's principal business address is Beaufort House, 15 St. Botolph Street, London, EC3A 7JJ.

1838 INVESTMENT
ADVISORS, L.P.

                      1838 Investment Advisors, L.P. ("1838") serves as an investment sub-adviser to a portion of the assets of the SIMT Small Cap Value Portfolio. 1838 is a Delaware limited partnership located at 100 Matsonford Road, Radnor, Pennsylvania. As of March 31, 1998, 1838 managed $ billion in assets in large and small capitalization equity, fixed income and balanced account portfolios.


FIRSTAR INVESTMENT

RESEARCH &
MANAGEMENT
COMPANY, LLC

                      Firstar Investment Research & Management Company, LLC ("FIRMCO") serves as an investment sub-adviser to a portion of the assets of the SIMT Core Fixed Income Portfolio. FIRMCO is a registered investment adviser with its principal business address at 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. FIRMCO was founded in 1986, and as of March 31, 1998, it had approximately $ billion in assets under management. FIRMCO is a wholly-owned subsidiary of Firstar Corporation, a bank holding company located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

FURMAN SELZ CAPITAL
MANAGEMENT LLC

                      Furman Selz Capital Management LLC ("Furman Selz") serves as an investment sub-adviser to a portion of the assets of the SIMT Small Cap Growth Portfolio. Furman Selz, a Delaware limited liability company whose predecessor was formed in 1977, is a registered investment adviser that managed approximately $ billion in assets as of March 31, 1998. The ultimate parent of Furman Selz is ING Group N.V., a Dutch financial services company. Furman Selz's principal business address is 230 Park Avenue, New York, NY 10169.

LSV ASSET MANAGEMENT

                      LSV Asset Management ("LSV") serves as investment sub-adviser to a portion of the assets of the SIMT Large Cap Value Portfolio and the SIMT Small Cap Value Portfolio. LSV is a registered investment adviser organized as a Delaware general partnership. An affiliate of the Adviser owns a majority interest of LSV. The general partners developed a quantitative value investment philosophy that has been used to manage assets over the past 6 years. The principal business address of LSV is 181 W. Madison Avenue, Chicago, Illinois 60602. As of March 31, 1998, LSV managed
                      approximately $   million in client assets.

                           The Adviser pays LSV fees based on a percentage of
                      the average monthly market value of the assets of the SIMT Large Cap Value Portfolio and the SIMT Small Cap Value Portfolio managed by LSV. These fees, which are calculated daily and paid monthly, are at an annual rate of .20% of the average monthly market value of the assets of the SIMT Large Cap Value Portfolio managed by LSV and .50% of the average monthly market value of the assets of the SIMT Small Cap Value Portfolio managed by LSV.

MELLON EQUITY

ASSOCIATES, LLP

                      Mellon Equity Associates, LLP ("Mellon Equity") serves as investment sub-adviser to a portion of the assets of the SIMT Large Cap Value Portfolio. Mellon Equity is a Pennsylvania limited liability partnership founded in 1987. Mellon Bank, N.A., is the 99% limited partner and MMIP, Inc. is the 1% general partner. MMIP, Inc. is a wholly-owned subsidiary of Mellon Bank, N.A., which itself is a wholly-owned subsidiary of the Mellon Bank Corporation. Mellon Equity had discretionary management
                      authority with respect to approximately $   billion of
                      assets as of March 31, 1998. The business address for Mellon Equity is 500 Grant Street, Suite 3700, Pittsburgh, Pennsylvania 15258.


MONTGOMERY ASSET

MANAGEMENT LLC

                      Montgomery Asset Management, LLC ("MAM") serves as an investment sub-adviser to a portion of the assets of the SIT Emerging Markets Equity Portfolio. MAM is a subsidiary of Commerzbank A.G., a German financial institution As of March 31, 1998, MAM had approximately $10.9 billion in assets under management. The principal address of MAM is 101 California Street, San Francisco, California 94111.

NICHOLAS-APPLEGATE
CAPITAL
MANAGEMENT

                      Nicholas-Applegate Capital Management
                      ("Nicholas-Applegate") serves as an investment sub-adviser to a portion of the assets of the SIMT Small Cap Growth Portfolio. As of March 31, 1998, Nicholas-Applegate had discretionary management authority with respect to
                      approximately $   billion of assets. The principal
                      business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, California 92101. Nicholas-Applegate, pursuant to a partnership agreement, is controlled by its general partner, Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by a corporation controlled by Arthur E. Nicholas.

PARAMETRIC
PORTFOLIO
ASSOCIATES

                      Parametric Portfolio Associates ("Parametric") serves as an investment sub-adviser to a portion of the assets of the SIT Emerging Markets Equity Portfolio. Parametric is a general partnership whose general partners are PIMCO Advisors L.P. ("PIMCO"), the supervisory general partner, and Parametric Management, Inc, the managing general partner (a wholly-owned subsidiary of PIMCO). Parametric predecessor was founded in 1987 and as of March 31, 1998, Parametric's managed approximately $3.0 billion in client assets. Parametric's business address is 701 5th Avenue, Suite 7310, Seattle, Washington 98104. PIMCO's address is 800 Newport Center Drive Newport Beach, California 92660.

PROVIDENT
INVESTMENT
COUNSEL, INC.

                      Provident Investment Counsel, Inc. ("Provident") serves as an investment sub-advisor to a portion of the assets of the SIMT Large Cap Growth Portfolio. Provident is a registered investment adviser with its principal business address at 300 North Lake Avenue, Pasadena, California 91101. Provident, which, through its predecessors, has been in business since 1951, is a wholly-owned subsidiary of United Asset Management ("UAM"), a publicly traded investment adviser holding company. UAM is headquartered at One International Place, Boston, Massachusetts 02110. As of March 31, 1998, Provident had over $ billion in client assets under management.



ROBERTSON,

STEPHENS
INVESTMENT
MANAGEMENT, L.P.

                      Robertson, Stephens Investment Management, L.P. ("Robertson"), acts as an investment sub-adviser for a portion of the assets of the SIMT Small Cap Growth Portfolio. Robertson is a wholly-owned subsidiary of BankAmerica. Robertson is a registered investment adviser that currently has approximately $5.0 billion of assets under management, $240 million of which is in the small cap product. The principal business address of Robertson is 555 California Street, Suite 2600, San Francisco, California 94104.

SALOMON BROTHERS
ASSET
MANAGEMENT INC.

                      Salomon Brothers Asset Management Inc. ("SBAM") serves as the investment sub-adviser for the assets of the SIT Emerging Markets Debt Portfolio. SBAM, an indirect wholly-owned subsidiary of the Traveler's Group, is a Delaware corporation that was founded in 1987. SBAM is a registered investment adviser that currently manages approximately $27.8 billion in client assets. SBAM's principal business address is 7 World Trade Center, New York, New York, 10048.



SANFORD C. BERNSTEIN

& CO., INC.

                      Sanford C. Bernstein & Co., Inc. ("Bernstein"), serves as an investment sub-adviser to a portion of the assets of the SIMT Large Cap Value Portfolio. Founded in 1967, Bernstein is a registered investment adviser that managed approximately $ billion in assets as of March 31, 1998. Berstein is controlled by the members of its Board of Directors and its principal business address is 767 Fifth Avenue, New York, New York 10153.



SCOTTISH WIDOWS

INVESTMENT
MANAGEMENT LIMITED

                      Scottish Widows Investment Management Limited ("Scottish Widows") serves as an investment sub-adviser for a portion of the assets of the SIT International Equity Portfolio. Scottish Widows is a wholly-owned subsidiary of the Scottish Widows Group, a mutual insurance company founded in 1815 and based in Edinburgh, Scotland. Scottish Widows is a registered investment adviser that managed approximately $50 billion among 95 accounts as of March 31, 1998. The principal business address of Scottish Widows is P.O. Box 17036, 69 Morrison Street, Edinburgh EH3 8YF, Scotland.



SG PACIFIC ASSET

MANAGEMENT, INC., AND
SGY ASSET
MANAGEMENT
(SINGAPORE) LIMITED

                      SG Pacific Asset Management, Inc. (formerly, Yamaichi Capital Management, Inc.) ("SG Pacific") and SGY Asset Management (Singapore) Ltd. (formerly, Yamaichi Capital Management (Singapore) Limited) ("SGY") jointly serve as an investment sub-adviser for a portion of the assets of the SIT International Equity and SIT Emerging Markets Equity Portfolios. Societe Generale Asset Management (North Pacific), a French financial services conglomerate, has a controlling interest in SG Yamaichi Asset Management Co., Ltd. (formerly, Yamaichi International Capital Management Co., Ltd.) ("SG Yamaichi"), the parent of SG Pacific and SGY. SG Yamaichi also serves as a sub-adviser for a portion of the assets of the SIT International Equity Portfolio. SG Yamaichi was established in 1971 as a global asset management firm. SG Pacific and SGY are wholly-owned subsidiaries of SG Yamaichi. The principal address of SG Pacific is 2 World Trade Center, Suite 9828, New York, New York 10048. The principal address of SGY is 138 Robinson Road, #13-01/05, Hong Leong Centre, Singapore 068906. The principal address of SG Yamaichi is 5-1, Nihombashi Kabutocho, Chuo-ku, Tokyo 103, Japan. SG Yamaichi and its affiliates currently manage over $ billion in assets worldwide.

WALL STREET
ASSOCIATES

                      Wall Street Associates ("WSA") serves as an investment sub-adviser to a portion of the assets of the SIMT Small Cap Growth Portfolio. WSA is organized as a corporation with its principal business address at 1200 Prospect Street, Suite 100, La Jolla, California 92037. WSA was founded in 1987, and as of March 31, 1998, had
                      approximately $   million in assets under management. The
                      Principals are William Jeffrey III, Kenneth F. McCain, and Richard S. Coons, each of whom own 1/3 of WSA.

WESTERN ASSET
MANAGEMENT
COMPANY

                      Western Asset Management Company ("Western") serves as an investment sub-adviser to a portion of the assets of the SIMT Core Fixed Income Portfolio. Western is located at 117 East Colorado Boulevard, Pasadena, California 91105 and is a wholly-owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western was founded in 1971, and specializes in the management of fixed income portfolios. As of March 31, 1998, Western managed approximately $ billion in client assets.


                           Information regarding the portfolio managers employed
                      by the advisers and sub-advisers to the Underlying Portfolios is set forth in the Trust's Statement of Additional Information.

TRANSFER AGENT
             ___________________________________________________________________


                      The Trust and DST Systems, Inc. (the "Transfer Agent"), 330 W. 9th Street, Kansas City, Missouri 64105, have entered into a transfer agent agreement with respect to the Trust's Class D shares.


DISTRIBUTION AND
SHAREHOLDER SERVICING
      __________________________________________________________________________


                      SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, serves as each Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Trustees of the Trust have adopted a distribution plan for the Trust's Class D shares (the "Class D Plan") pursuant to Rule 12b-1 under the 1940 Act.

                           The Class D Plan provides for payments to the
                      Distributor for distribution-related services at an annual rate of .75% of each Fund's average daily net assets attributable to Class D Shares. In addition, pursuant to a Shareholder Service Plan and Agreement (the "Service Plan"), each Fund is authorized to pay the Distributor a fee in connection with the ongoing servicing of shareholder accounts owning such Class D Shares, which is calculated and payable monthly, at the annual rate of .25% of the value of the average daily net assets attributable to Class D Shares of the Fund.
                           The distribution-related payments under the Class D
                      Plan may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to other broker-dealers and financial intermediaries in respect of sales of Class D Shares, to compensate third parties for the provision of distribution-related services relating to Class D Shares, and to pay for advertising and promotional expenses in connection with the distribution of Class D Shares. These advertising and promotional expenses may include: costs of printing and mailing prospectuses, statements of additional information and shareholder reports to prospective investors; preparation and distribution of sales literature; advertising of any type; an allocation of other expenses of the Distributor related to the distribution of Class D Shares; and payments to, and expenses of, officers, employees or representatives of the Distributor, of other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of Fund Shares.
                           The service fees payable to the Distributor under the
                      Service Plan are intended to compensate the Distributor for the provision of shareholder services, and may be used by the Distributor to provide compensation to financial intermediaries for ongoing service and/or maintenance of shareholder accounts with respect to Class D Shares of the applicable Funds. Such shareholder services may include: telephone service to shareholders; acceptance and processing of written correspondence, new account applications and subsequent purchases by check; mailing of confirmations, statements and tax forms directly to shareholders; maintenance of customer accounts, and acceptance of payment for trades by check, Federal Reserve wire or Automatic Clearing House payment. The Distributor shall perform or supervise the performance by others of other shareholder services in connection with the operation of the Funds, as agreed from time to time.
                           Payments under the Class D Plan are not tied
                      exclusively to the expenses for distribution activities
                      actually incurred by the Distributor or third parties, so that such payments may exceed expenses actually incurred by the Distributor. Similarly, payments to the Distributor under the Service Plan are not directly tied to shareholder servicing expenses incurred. The Trust's Board of Trustees will evaluate the appropriateness of the Class D Plan and the Service Plan and their payment terms on a continuing basis and, in doing so, will consider all relevant factors, including expenses borne by the Distributor and amounts it receives under the Class D Plan and the Service Plan.
                           Periodically, the Distributor may waive a portion of
                      the fees payable to it under the Service Plan in order to keep within certain limits imposed by the Trust's SEC Order. Specifically, any Fund's shareholder servicing fees will be reduced in an amount equal to the Fund's pro rata portion of any shareholder servicing fees paid by any Underlying Portfolio in which the Fund invests, but only to the extent necessary to comply with the Trust's SEC Order.
                           It is possible that an institution may offer
                      different categories of shares to its customers and thus receive different compensation with respect to the different categories. These financial institutions may also charge separate fees to their customers.
                           The Distributor may, from time to time and at its own
                      expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Funds' shares.

PURCHASE AND
REDEMPTION OF SHARES
    ____________________________________________________________________________


                      Financial institutions may acquire Class D Shares of the Funds for their own account or as record owner on behalf of fiduciary, agency or custody accounts by placing orders with the Transfer Agent (or its authorized agent). To allow for processing and transmittal of orders to the Transfer Agent on the same day, financial institutions may impose earlier cut-off times for receipt of purchase orders directed through them. Certain financial institutions may charge separate customer account fees. Information concerning shareholder services and any charges will be provided to the customer by the Intermediary.
                           Class D shares are offered to tax-advantaged and
                      other retirement accounts through banks, brokers-dealers and other financial institutions that have entered into arrangements with the Distributor to sell Class D Shares to their customers. If you are investing in a Fund through a 401(k) or other retirement plan, you should contact your plan sponsor for the services and procedures which pertain to your account. Shares of each Fund may be purchased or redeemed on days on which the New York Stock Exchange is open for business (a "Business Day").

                           Shareholders who desire to purchase or redeem shares
                      for cash must place their orders with the Transfer Agent (or its authorized agent) prior to the determination of net asset value on any Business Day for the order to be accepted on that Business Day. Purchase orders received by a fund after the determination of net asset value will be effected at the next Business Day's net asset value. Generally, payment for fund shares must be transmitted or delivered in federal funds to the wire agent on the next Business Day following the day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such order. In circumstances where a purchase order is received and payment is made, but no instructions are given as to which Fund should be purchased, the Distributor may invest such payment in an affiliated money market fund until the purchase instructions have been clarified. Until the Transfer Agent receives purchase instructions in good order, such purchase request will not be accepted by the Trust.


                           Purchases will be made in full and fractional shares
                      of the Funds calculated to three decimal places. The Trust will send shareholders of record a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after the receipt of the purchase order by the Transfer Agent (or its authorized agent).


                           The net asset value per share of each Fund is
                      determined by dividing the total market value of such Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of that Fund. The assets of each Fund consist primarily of shares of the Underlying Portfolios, which are valued at their respective net asset values. The Underlying Portfolios value their portfolio securities at the last quoted sales price for such securities, or, if there is no such reported sales price on the valuation date, at the most recent quoted bid price. Net asset value per share is determined as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on each Business Day.

                           The minimum initial investment in a Fund's Class D
                      shares is $150,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $1,000.

                           Shareholders who desire to redeem shares of the Funds
                      must place their redemption orders with Transfer Agent (or its authorized agent) prior to the determination of net asset value on any Business Day. Redemption orders received after the determination of net asset value will be effected at the next Business Day's net asset value. The redemption price is the net asset value per share of the Fund next determined after receipt by the Transfer Agent (or its authorized agent) of the redemption order. Payment or redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received.


                           The Trust generally intends to make redemptions in
                      cash. The Trust may, however, make redemptions in whole or in part by a distribution in kind of readily marketable securities in lieu of cash. Shareholders may incur brokerage costs on the sale of any such securities so received in payment of redemptions.


                           Purchase and redemption orders may be placed by
                      telephone by calling 1-800-858-7233. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Trust's Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

                           You may redeem shares at any time. For an IRA or
                      other tax-deferred account, you must make your redemption request in writing. You should be aware that any distributions personally received by you from the account prior to age 59 1/2 are generally subject to a 10% penalty tax, as well as to ordinary income taxes. To avoid the 10% penalty, you must generally roll over your distribution to another tax-deferred account or tax-qualified retirement plan (if permitted) within 60 days.
PERFORMANCE_____________________________________________________________________

                      From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.
                           The total return of a Fund refers to the average
                      compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of a Fund may also be quoted as a dollar amount or on an aggregate basis or an actual basis, without inclusion of any front-end or contingent sales charges, or with a reduced sales charge in advertisements distributed to investors entitled to a reduced sales charge.
                           A Fund may periodically compare its performance to
                      that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.
                           The Fund may quote various measures of volatility and
                      benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.
                           For each Fund, the performance of Class A Shares will
                      normally be higher than the performance of the Class D shares of that Fund because of the additional distribution, shareholder servicing and transfer agent expenses charged to Class D Shares.
TAXES
  ______________________________________________________________________________

                      The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders. In addition, state and local tax consequences of an investment in a Fund may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, and local taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

                           IRAs and participants in other tax-qualified
                      retirement plans generally will not be subject to federal tax liability on either dividend and capital gain distributions from the Funds or redemption of shares of the Funds. Rather, participants in such plans will be taxed when they begin taking distributions from their IRAs and/or the plans. There are various restrictions under the Internal Revenue Code of 1986 (the "Code") on eligibility, contributions and withdrawals, depending on the type of tax-deferred account or tax-qualified retirement plan. The rules governing tax-deferred accounts and tax-qualified retirement plans are complex, and failure to comply with the governing rules and regulations may result in a substantial cost to you, including the loss of tax advantages and the imposition of additional taxes and penalties by the IRS. You should consult with a tax professional on the specific rules governing your own plan.

TAX STATUS OF THE
FUNDS

                      Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Code, so as to be relieved of federal income tax on net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

TAX STATUS OF
DISTRIBUTIONS

                      Each Fund will distribute substantially all of its net investment income (including net short-term capital gain) and net capital gain to shareholders. Dividends from a Fund's net investment income will be taxable to its shareholders as ordinary income, whether received in cash or in additional shares, to the extent of the Fund's earnings and profits. Dividends from a Fund's net investment income will qualify for the dividends received deduction for corporate shareholders to the extent such dividends are derived from dividends paid by Underlying Portfolios that qualify for such deduction. Distributions to shareholders of net capital gains of the Portfolio will be taxable to shareholders as long-term capital gain, taxable at the rate of 20% for property held for more than 18 months and at the rate of 28% for property held for more than one year but not for more than 18 months, whether received in cash or additional shares, and regardless of how long a shareholder has held the shares. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax applicable to RICs. Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if paid by the Fund at any time during the following January.


                           Investment income received by the Funds from sources
                      within foreign countries may be subject to foreign income taxes withheld at the source. The Funds will not be able to treat shareholders as having paid their proportionate share of such taxes for foreign tax credit purposes.
                           Each sale or redemption of a Fund's shares is a
                      taxable transaction to the shareholder.

GENERAL
INFORMATION
         _______________________________________________________________________
THE TRUST

                      The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated November 20, 1995. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. Shareholders may purchase shares in each Fund through two separate classes of shares: Class A Shares and Class D Shares, which provide for variations in distribution, shareholder servicing and transfer agent costs, voting rights and dividends. Additional information pertaining to the Trust may be obtained by writing to SEI Investments Fund Management, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.


                           The Trust pays its expenses, including fees of its
                      service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.
TRUSTEES OF THE TRUST
                      The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.
VOTING RIGHTS
                      Each share held entitles the shareholder of record to one vote. Each portfolio of the Trust will vote separately on matters relating solely to that portfolio. Each class will vote separately on matters pertaining to its distribution plan. Each Fund will vote its Underlying Portfolio shares in proportion to the votes of all other shareholders of each respective Underlying Portfolio.

                           As a Massachusetts business trust, the Trust is not
                      required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING
                      The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.
SHAREHOLDER INQUIRIES

                      Shareholder inquiries should be directed to SEI Asset Allocation Trust, Inc., P.O. Box 419240, Kansas City, Missouri 64141-6240.

DIVIDENDS
                      Substantially all of the net investment income (exclusive of capital gain) of each Fund is periodically declared and paid as a dividend. Capital gains, if any, are distributed at least annually.
                           Shareholders automatically receive all income
                      dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Adviser at least 15 days prior to the distribution.
                           Dividends and capital gains of each Fund are paid on
                      a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for dividend or capital gain distributions, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.
COUNSEL AND INDEPENDENT
ACCOUNTANTS

                      Morgan, Lewis & Bockius LLP serves as counsel to the Trust. PricewaterhouseCoopers LLP serves as the independent accountants of the Trust.



                           SEI Investments Fund Management also maintains
                      custody of assets of each Fund that consist of uncertificated shares of the Underlying Portfolios. First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as Custodian for the non-mutual fund assets of each Fund (the "Custodian"). The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act, and acts as wire agent of the Trust's assets.

DESCRIPTION OF
PERMITTED INVESTMENTS
AND RISK FACTORS OF
THE UNDERLYING
PORTFOLIOS
       _________________________________________________________________________

                      The following is a brief description of the permitted investment practices for the Underlying Portfolios, and the associated risk factors:
AMERICAN DEPOSITARY
RECEIPTS ("ADRs"),
CONTINENTAL DEPOSITARY
RECEIPTS ("CDRs"),
EUROPEAN DEPOSITARY
RECEIPTS ("EDRs") AND
GLOBAL DEPOSITARY
RECEIPTS ("GDRs")
                      ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence similar ownership.
ASSET-BACKED SECURITIES
                      Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.
BRADY BONDS

                      Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated) and they are actively traded in the over-the-counter secondary market. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment.

EQUITY SECURITIES

                      Equity securities represent ownership interests in a company or corporation and consist of common stock, preferred stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Changes in the value of fund securities will not necessarily affect cash income derived from these securities, but will affect a Portfolio's net asset value.
EUROBONDS

                      A Eurobond is a bond denominated in U.S. dollars or other currencies and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars, U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.
FIXED INCOME SECURITIES

                      Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.


                           The Underlying Portfolios may invest in securities
                      rated in the fourth highest category by an NRSRO; such securities, while still investment grade, are considered to have speculative characteristics. The SIMT High Yield Bond Fund must invest at least 65%, and the SIT Emerging Markets Equity and SIT Emerging Markets Debt Portfolios may invest, a portion of their net assets in securities rated lower than investment grade. Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth.

FORWARD FOREIGN
CURRENCY CONTRACTS

                      A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Portfolio may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

FUTURES CONTRACTS AND
OPTIONS ON FUTURES
CONTRACTS
                      Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument.
                           There are risks associated with these activities,
                      including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.
HIGH YIELD FOREIGN
SOVEREIGN DEBT SECURITIES
                      Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.
ILLIQUID SECURITIES

                      Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. Illiquid securities include demand instruments with a demand notice period exceeding seven days, securities for which there is no active secondary market and repurchase agreements with maturities over seven days in length.

JUNK BONDS
                      Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Portfolio's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.
LOAN PARTICIPATIONS AND
ASSIGNMENTS

                      Loan participations are interests in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member (intermediary bank). In a loan participation, the borrower corporation will be deemed to be the issuer of the participation interest except to the extent the Portfolio derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying corporate borrower. In the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of such borrower. Under the terms of a loan participation, the Portfolio may be regarded as a creditor of the intermediary bank, (rather than of the underlying corporate borrower), so that the Portfolio may also be subject to the risk that the intermediary bank may become insolvent. The secondary market, if any, for these loan participations is limited.

                           Loan assignments are investments in assignments of
                      all or a portion of certain loans from third parties. When a Portfolio purchases assignments from lenders it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Portfolio may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments are considered to be illiquid.
MONEY MARKET
INSTRUMENTS
                      Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury Obligations and obligations of agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations that issue high-quality commercial paper; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.
MORTGAGE-BACKED
SECURITIES
                      Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.
OBLIGATIONS OF
SUPRANATIONAL ENTITIES
                      Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.
OPTIONS
                      A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Portfolio may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Portfolio is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the security upon exercise.
                           RISK FACTORS:  Risks associated with options
                      transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
REITs
                      REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.
REPURCHASE AGREEMENTS
                      Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.
SECURITIES LENDING
                      In order to generate additional income, a Portfolio may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Portfolio continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.
SECURITIES OF
FOREIGN ISSUERS
                      There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollars, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio. Furthermore, emerging market countries may have less stable political environments than more developed countries.

STRUCTURED SECURITIES

                      The SIT Emerging Markets Debt Portfolio may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments.

SWAPS, CAPS, FLOORS
AND COLLARS
                      Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
                           In a typical cap or floor agreement, one party agrees
                      to make payments only under specified circumstances, usually in return for payment of a fee by the other party.
                           Swap agreements will tend to shift the Portfolio's
                      investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Portfolio's investment and their share price and yield.
U.S. GOVERNMENT AGENCY
OBLIGATIONS
                      Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (E.G., GNMA securities), and others are supported by the right of the issuer to borrow from the Treasury (E.G., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (E.G., Fannie Mae securities).
U.S. TREASURY OBLIGATIONS
                      U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities.
VARIABLE AND FLOATING
RATE INSTRUMENTS
                      Certain obligations may carry variable or floating rates of interest and may involve conditional or unconditional demand features. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.
WARRANTS
                      Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
                      When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment.
ZERO COUPON, PAY IN-KIND
AND DEFERRED PAYMENT
SECURITIES
                      Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Portfolio will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Portfolio will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions that comparably rated securities paying cash interest at regular interest payment periods.

                           Additional information on other permitted investments
                      can be found in the Trust's Statement of Additional Information and in the Underlying Portfolios' Prospectuses and Statements of Additional Information.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


Fund Expenses (Class D Shares)...................          2
Indirect Expenses................................          3
Financial Highlights.............................          4
Investment Objectives and Policies of the
  Funds..........................................          5
General Investment Policies of the Funds.........          9
Risk Factors of the Funds........................         10
Investment Limitations of the Funds..............         11
Portfolio Turnover of the Funds..................         11
Investment Goals of the Underlying Portfolios....         12
Investment Objectives of the Underlying
  Portfolios.....................................         12
General Investment Policies of the Underlying
  Portfolios.....................................         14
Risk Factors of the Underlying Portfolios........         15
The Adviser and Manager of the Funds.............         16
The Advisers and Sub-Advisers to the Underlying
  Portfolios.....................................         17
Transfer Agent...................................         26
Distribution and Shareholder Servicing...........         26
Purchase and Redemption of Shares................         27
Performance......................................         29
Taxes............................................         30
General Information..............................         32
Description of Permitted Investments and Risk
  Factors of the Underlying Portfolios...........         34

                           SEI ASSET ALLOCATION TRUST

Investment Adviser:

  SEI Investments Management Corporation

Manager:


  SEI Investments Fund Management


Distributor:

  SEI Investments Distribution Co.


    This STATEMENT OF ADDITIONAL INFORMATION is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the Trust, and should be read in conjunction with the Trust's Prospectus dated July 31, 1998. A Prospectus may be obtained upon request and without charge by writing the Trust's distributor, SEI Investments Distribution Co., at Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.


                               TABLE OF CONTENTS


The Trust.............................................................................        S-2
Description of Permitted Investments of the Underlying Portfolios.....................        S-2
Investment Limitations of the Funds...................................................       S-15
Investment Limitations of the Underlying Portfolios...................................       S-16
The Manager to the Funds..............................................................       S-19
The Investment Adviser to the Funds...................................................       S-20
The Advisers and Sub-Advisers to the Underlying Portfolios............................       S-21
Portfolio Managers of the Underlying Portfolios.......................................       S-22
Distribution..........................................................................       S-25
Trustees and Officers of the Trust....................................................       S-26
Performance...........................................................................       S-29
Purchase and Redemption of Shares.....................................................       S-30
Shareholder Services..................................................................       S-31
Taxes.................................................................................       S-31
Portfolio Transactions................................................................       S-33
Description of Shares.................................................................       S-34
Limitation of Trustees' Liability.....................................................       S-34
Voting................................................................................       S-34
Shareholder Liability.................................................................       S-35
Control Persons and Principal Holders of Securities...................................       S-35
Financial Statements..................................................................       S-36
Experts...............................................................................       S-36
Legal Counsel.........................................................................       S-36
Appendix..............................................................................       S-37

July 31, 1998

                                   THE TRUST


    SEI Asset Allocation (the "Trust") is an open-end management investment company that currently consists of the following seven separate investment portfolios (each a "Fund" and, together, the "Funds"): Diversified Conservative Income Fund, Diversified Conservative Fund, Diversified Global Moderate Growth Fund, Diversified Moderate Growth Fund, Diversified Global Growth Fund, Diversified Global Stock Fund, and Diversified U.S. Stock Fund. The Funds invest in shares of certain portfolios (the "Underlying Portfolios") of SEI Liquid Asset Trust ("SLAT"), SEI Institutional Managed Trust ("SIMT") and SEI Institutional International Trust ("SIT"), most of which are managed by SEI Investments Management Corporation ("SIMC"), the Trust's investment adviser. (Together, SLAT, SIMT and SIT are the "Underlying Trusts.") The Funds may invest in the following Underlying Portfolios: SIMT Large Cap Growth Portfolio, SIMT Large Cap Value Portfolio, SIMT Small Cap Growth Portfolio, SIMT Small Cap Value Portfolio, SIT International Equity Portfolio, SIT Emerging Markets Equity Portfolio, SIMT Core Fixed Income Portfolio, SIMT High Yield Bond Portfolio, SIT International Fixed Income Portfolio, SIT Emerging Markets Debt Portfolio and SLAT Prime Obligation Portfolio.


    The Trust was established as a Massachusetts business trust pursuant to a Declaration of Trust dated November 20, 1995. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of portfolios. Except for differences between the Class A shares and Class D shares pertaining to distribution and shareholder servicing fees, voting rights, dividends and transfer agent expenses, each share of each Fund represents an equal proportionate interest in that Fund with each other share of that Fund.

    This Statement of Additional Information relates to the following Funds:
Diversified Conservative Income Fund, Diversified Conservative Fund, Diversified Global Moderate Growth Fund, Diversified Moderate Growth Fund, Diversified Global Growth Fund, Diversified Global Stock Fund, and Diversified U.S. Stock Fund. Shareholders may purchase shares in the Funds through two separate classes, Class A and Class D, which provide for variations in distribution and shareholder servicing costs, transfer agent fees, voting rights and dividends.

       DESCRIPTION OF PERMITTED INVESTMENTS OF THE UNDERLYING PORTFOLIOS


    AMERICAN DEPOSITORY RECEIPTS ("ADRS")--Generally, ADRs are designed for trading in the U.S. securities market, EDRs and CDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


    ASSET-BACKED SECURITIES--Asset-backed securities are securities backed by automobile, credit-card or other types of receivables and in securities backed by other types of assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

    Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities.

For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with the mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

    BANK NOTES--Bank notes are notes used to represent debt obligations issued by banks in large denominations.

    BANKERS' ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.


    BRADY BONDS--In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.


    CERTIFICATES OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

    COMMERCIAL PAPER--Commercial paper is a term used to describe unsecured short-term promissory notes issued by municipalities, corporations and other entities. Maturities on these issues vary, generally from one to 270 days.

    CONVERTIBLE SECURITIES--Convertible securities, such as rights, bonds, notes and preferred stocks, which are convertible into or exchange for common stocks, have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, an Underlying Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock.

    CORPORATE ZERO COUPON SECURITIES--Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance and may also make interest payments in kind (E.G., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

    DEMAND INSTRUMENTS--Demand instruments are instruments which may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. They may include variable amount master demand notes.

    FIXED INCOME SECURITIES--Fixed income securities with longer maturities tend to produce higher yields, the prices of longer maturity securities and are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect an Underlying Portfolio's net asset value.

    FOREIGN SECURITIES--Foreign securities are securities issued by non-U.S. issuers. Certain of the Underlying Portfolios may invest in U.S. dollar denominated obligations or securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits, Yankee Certificates of Deposit and investments in Canadian Commercial Paper and Europaper. These instruments may subject the Underlying Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in the exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to different accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The yankee obligations selected for the Portfolios will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

    Some securities issued by foreign governments or their subdivisions, agencies or instrumentalities may not be backed by the full faith and credit of the foreign government.

    FORWARD FOREIGN CURRENCY CONTRACTS--Forward Foreign Currency Contracts are contracts which involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow an Underlying Portfolio to establish a rate of exchange for a future point in time. At the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.

    When entering into a contract for the purchase or sale of a security in a foreign currency, an Underlying Portfolio may enter into a foreign forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the United States dollar or other foreign currency.


    Also, when the Underlying Portfolio's adviser or sub-adviser anticipates that a particular foreign currency may decline substantially relative to the United States dollar or other leading currencies, in order to reduce risk, an Underlying Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. An Underlying Portfolio will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into United States dollars. Some of the Underlying Portfolios may enter into forward foreign currency contracts. The Underlying Portfolios will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

    FUTURES AND OPTIONS--Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

    Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the Index is made; generally contracts are closed out prior to the expiration date of the contracts.

    No price is paid upon entering into futures contracts. Instead, an Underlying Portfolio would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

    Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of the funds and sellers to obtain a fixed rate for borrowings.

    An Underlying Portfolio may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of an Underlying Portfolio's net assets. An Underlying Portfolio may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce an Underlying Portfolio's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact an Underlying Portfolio's return.

    An Underlying Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, an Underlying Portfolio will only sell covered futures contracts and options on futures contracts.

    In order to avoid leveraging and related risks, when an Underlying Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

    Futures contracts and options may be used by the Funds to reallocate assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading or to seek higher investment returns or simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index. The Funds will not use futures contracts or options to leverage their portfolios.

    HIGH YIELD FOREIGN SOVEREIGN DEBT OBLIGATIONS--The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

    ILLIQUID SECURITIES--The advisers of the SIT Emerging Markets Equity Portfolio believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Portfolio's capital appreciation potential. Investments in special situations may be illiquid, as determined by the Portfolio's advisers based on criteria approved by the Board of Trustees. To the extent these investments are deemed illiquid, the Portfolio's investment in them will be consistent with its 15% restriction on investment in illiquid securities.

    LOWER RATED SECURITIES--Lower-rated securities are lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. These securities are rated "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") or "BBB" or lower by Standard & Poor's Corporation ("S&P"). The SIMT High Yield Bond Portfolio may invest in securities rated as low as "C" by Moody's or "D" by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, the Portfolio may invest in unrated securities of comparable quality subject to the restrictions stated in the Portfolio's Prospectus. The SIT Emerging Markets Debt Portfolio may invest in securities with the lowest available rating.

    CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK SECURITIES. The descriptions below are intended to supplement the discussion in the Prospectus.

    GROWTH OF HIGH-YIELD, HIGH-RISK BOND MARKET. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Underlying Portfolios' ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

    SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Underlying Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Underlying Portfolio's net asset value.

    PAYMENT EXPECTATIONS. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Underlying Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Underlying Portfolio's assets. If the Underlying Portfolio experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Underlying Portfolio's rate of return.

    LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely the Underlying Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.


    LEGISLATION. Legislative changes could adversely affect the Underlying Portfolio's net asset value and investment practices, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities.


    TAXES. The Portfolio may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by an Underlying Portfolio and therefore is subject to the distribution requirements of the tax code even though the Underlying Portfolio has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Underlying Portfolio in a taxable year may not be represented by cash income, the Underlying Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.

    MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association ("GNMA") and government-related organizations such as Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Certain Underlying Portfolios may, consistent with their respective investment objectives and policies, invest in mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Although certain mortgage-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If an Underlying Portfolio purchases a mortgage-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue. For this and other reasons, a mortgage-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's investment return to an Underlying Portfolio. In addition, regular payments received in respect of mortgage-backed securities include both interest and principal. No assurance can be given as to the return an Underlying Portfolio will receive when these amounts are reinvested.

    An Underlying Portfolio may also invest in collateralized mortgage obligations ("CMOs") structured on pools of mortgage pass-through certificates or mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. CMOs will be purchased only if rated in the three highest rating categories by a nationally recognized statistical rating organization such as Moody's or S&P. For purposes of determining the average maturity of a mortgage-backed security in its investment portfolio, the Underlying Portfolios may utilize the expected average life of the security, as estimated in good faith by the Portfolio's adviser and sub-advisers, and will not invest in mortgage-backed securities with an expected average maturity of over seven years.

    Stripped mortgage-backed securities ("SMBs") are mortgage-backed securities where the interest portion of the security has been stripped from the principal portion of the security, and the two component parts are sold separately. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs, therefore, may be illiquid.

    GOVERNMENT PASS-THROUGH SECURITIES--These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. GNMA, Fannie Mae and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury.

    PRIVATE PASS-THROUGH SECURITIES--These are mortgage-backed securities issued by a non-governmental entity, such as a trust or corporate. These securities include CMOs and real estate mortgage investment conduits ("REMICs"). While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

    There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

    MORTGAGE DOLLAR ROLLS--Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Underlying Portfolio to buy a security. If the broker-dealer to whom the Underlying Portfolio sells the security becomes insolvent, the Underlying Portfolio's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Underlying Portfolio is required to repurchase may be worth less than the security that the Underlying Portfolio originally held.

    To avoid any leveraging concerns, an Underlying Portfolio will place cash or liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation.

    MUNICIPAL LEASES--Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new for of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

    MUNICIPAL SECURITIES--Municipal Securities include general obligation bonds backed by the taxing power of the issuing municipality, revenue bonds backed by the revenues of a project or facility (tolls from a bridge, for example), and certificates of participation, which represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

    Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

    OPTIONS--Options on securities are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period.

    The Underlying Portfolios may trade put and call options on stocks and stock indices to a limited extent, as the Adviser or Sub-Adviser determines is appropriate in seeking an Underlying Portfolio's investment objective, and except as restricted by each Underlying Portfolio's investment limitations as set forth below. See "Investment Limitations."

    A put option on a security gives the purchaser (an Underlying Portfolio) the right to sell, and imposes on the writer an obligation to buy, the underlying security at the exercise price during the option period. The advantage to an Underlying Portfolio of buying the protective put is that if the price of the security falls during the option period, the Underlying Portfolio may exercise the put and receive the higher exercise price for the security. However, if the security rises in value, the Underlying Portfolio will have paid a premium for the put, which will expire unexercised.

    A call option on a security gives the purchaser the right to buy and imposes on the writer (an Underlying Portfolio) the obligation to sell, the underlying security at the exercise price during the option period. The advantage to an Underlying Portfolio of writing covered call options is that the Underlying Portfolio receives a premium, which is additional income. However, if the security rises in value, an

Underlying Portfolio may not fully participate in the market appreciation. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. An Underlying Portfolio's obligation as the writer of a covered call is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. As noted above, a closing purchase transaction is one in which an Underlying Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

    An Underlying Portfolio may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Underlying Portfolio may seek to purchase in the future. An Underlying Portfolio purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Underlying Portfolio, loss of the premium paid may be offset by an increase in the value of the Portfolio's securities or by a decrease in the cost of acquisition of securities by the Underlying Portfolio.

    An Underlying Portfolio may write covered call options as a means of increasing the yield on its fund and as a means of providing limited protection against decreases in its market value. When a fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Underlying Portfolio will realized as profit the premium received for such option. When a call option written by an Underlying Portfolio is exercised, the Underlying Portfolio will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by an Underlying Portfolio is exercised, the Underlying Portfolio will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

    An Underlying Portfolio may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

    An Underlying Portfolio may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by an Underlying Portfolio will be "covered," which means that the Underlying Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by an Underlying Portfolio, the Underlying Portfolio will establish a segregated account consisting of cash or liquid securities in an amount equal to the amount the Underlying Portfolio would be required to pay upon exercise of the put.

    An Underlying Portfolio may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. An Underlying Portfolio may choose to terminate an option position by entering into a closing transaction. The ability of an Underlying Portfolio to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

    All options written on indices must be covered. When an Underlying Portfolio writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

    The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. The Underlying Portfolios will engage in option transactions only as hedging transactions and not for speculative purposes.

    PAY-IN-KIND SECURITIES--Pay-in-kind securities are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

    PRIVATIZATIONS--Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which an Underlying Portfolio may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

    RECEIPTS--Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments. Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGRs and CATS are interests in private proprietary accounts, while TRs and STRIPS (See "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. For more information, see "Zero Coupon Securities."

    REPURCHASE AGREEMENTS--Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Underlying Portfolio or its agent will have actual or constructive possession of the securities held as collateral for the repurchase agreement. An Underlying Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, or if the Portfolio realizes a loss on the sale of the collateral securities. An adviser will enter into repurchase agreements on behalf of an Underlying Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees. An Underlying Portfolio enters into repurchase agreements only with financial institutions that it deems to present minimal risk of bankruptcy during the term of the agreement, based on guidelines that are periodically reviewed by the Board of Trustees. These guidelines currently permit each Underlying

Portfolio to enter into repurchase agreements only with approved banks and primary securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million, or with a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by an Underlying Portfolio will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The advisers and sub-advisers will monitor compliance with this requirement. Under all repurchase agreements entered into by an Underlying Portfolio, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, an Underlying Portfolio could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, an Underlying Portfolio may incur delay and costs in selling the security and may suffer a loss of principal and interest if the Underlying Portfolio is treated as an unsecured creditor.

    RESTRICTED SECURITIES--Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under
Section 4(2) of the 1933 Act, and is generally sold to institutional investors (including investment companies) who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A securities are securities re-sold in reliance on an exemption from registration provided by Rule 144A under the 1933 Act.

    SECURITIES LENDING--Securities lending is an investment technique which enables an Underlying Portfolio to generate additional income by lending its securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities, as collateral equal to at least the market value at all times of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding loaned securities for an Underlying Portfolio exceeds 20% of the value of that Portfolio's total assets taken at fair market value. Loans are made only to borrowers deemed by the adviser or sub-adviser to be in good standing and when, in the judgment of the adviser or sub-adviser, the consideration that can be earned currently from such loaned securities justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. Each of the Underlying Portfolios may use the Distributor as a broker in these transactions.

    SHORT SALES--An Underlying Portfolio may sell securities short against the box. A short sale is "against the box" if at all times during which the short position is open, the Underlying Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.


    STRUCTURED SECURITIES--The SIT Emerging Markets Debt Portfolio may purchase structured securities. Because Structured Securities of the type in which the SIT Emerging Markets Debt Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Portfolio's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

    SWAPS, CAPS, FLOORS AND COLLARS--In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

    In a typical cap or floor agreement, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. In swap agreements, if the Underlying Portfolio agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Underlying Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Underlying Portfolio's investment and their share price and yield.

    Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on the Underlying Portfolio's performance.

    Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. An Underlying Portfolio may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation an Underlying Portfolio may have under these types of arrangements will be covered by setting aside cash or liquid securities in a segregated account. An Underlying Portfolio will enter into swaps only with counterparties believed to be creditworthy.

    TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or maturing in more than seven days are considered to be illiquid securities.

    U.S. GOVERNMENT AGENCY SECURITIES--Guarantees of principal by agencies or instrumentalities of the United States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Underlying Portfolio's shares.

    U.S. TREASURY RECEIPTS--U.S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. U.S. Treasury receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts, while TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury.

    VARIABLE OR FLOATING RATE INSTRUMENTS--Variable or floating rate instruments are instruments which may involve a demand feature and may include variable amount master demand notes available through the Custodian. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security. The quality of the underlying credit must, in the opinion of an Underlying Portfolio's advisers, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for each Underlying Portfolio. Each Underlying Portfolio's advisers will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

    In case of obligations which include a put feature at the option of the debt holder, the date of the put may be used as an effective maturity date for the purpose of determining weighted average portfolio maturity.

    WHEN-ISSUED SECURITIES--When-issued securities are securities for which delivery and payment normally take place within 45 days after the date of commitment to purchase. In the case of debt obligations, delivery and payment normally takes place within 45 days after the date of commitment to purchase. An Underlying Portfolio will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery. An Underlying Portfolio will establish a segregated account and maintain cash or liquid securities in an amount at least equal in value to that Underlying Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Underlying Portfolio involved will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

    One form of when-issued or delayed-delivery security that a Portfolio may purchase is a "to be announced" ("TBA") mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

    YANKEE OBLIGATIONS--Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the Securities and Exchange Commission or issue securities under Rule 144A of the Securities Exchange Act of 1933. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

    ZERO COUPON SECURITIES--Zero coupon securities are fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities, including STRIPS and Receipts (TRs, TIGRs and CATS) are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. Shareholders may have to redeem shares to pay tax on the "phantom income" earned by an Underlying Portfolio, and the Underlying Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. An

Underlying Portfolio accrues income with respect to the securities prior to the receipt in cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. See also "Taxes."

                      INVESTMENT LIMITATIONS OF THE FUNDS

FUNDAMENTAL POLICIES

Each Fund may not:

1. Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties.

2. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase commodities contracts relating to financial instruments, such as financial futures or index contracts and options on such contracts.

3. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

4. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

5. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

    These investment limitations and certain of the investment limitations in each Prospectus are fundamental policies of the Funds and may not be changed without the approval of a majority of a Fund's outstanding shares. The term "majority of outstanding shares" means the vote of: (i) 67% or more of a fund's shares present at a meeting, if more than 50% of the outstanding shares of a fund are present or represented by proxy; or (ii) more than 50% of a fund's outstanding shares, whichever is less.

NON-FUNDAMENTAL POLICIES
Each Fund may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.  Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the Trust's SEC Order or as otherwise permitted by the 1940 Act.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

    A Fund's purchase of investment company securities results in the bearing of expenses such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

    Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid securities) applies at the time of purchase. These limitations are non-fundamental and may be changed by the Trust's Board of Trustees without a vote of shareholders.

              INVESTMENT LIMITATIONS OF THE UNDERLYING PORTFOLIOS

FUNDAMENTAL POLICIES

    The following investment limitations are fundamental policies of each Underlying Portfolio which cannot be changed with respect to an Underlying Portfolio without the consent of the holders of a majority of that Portfolio's outstanding shares.

    The SIMT Core Fixed Income, SIMT High Yield Bond, SIMT Large Cap Growth, SIMT Large Cap Value, SIMT Small Cap Growth, SIMT Small Cap Value, SIT International Equity, SIT Emerging Markets Debt and SIT Emerging Markets Equity Portfolios may not:

1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Portfolio to purchase securities or require a Portfolio to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets, (i) all borrowings will be repaid before a Portfolio makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required.

2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
    (ii) enter into repurchase agreements; and (iii) lend its securities in accordance with its prospectus and statement of additional information.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Portfolio may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The SIT International Fixed Income Portfolio may not:

1. Pledge, mortgage or hypothecate assets except to secure temporary borrowings as described in the Prospectuses in aggregate amounts not to exceed 10% of the net assets of such Portfolio taken at current value at the time of the incurrence of such loan.

2. Make loans, except that the Portfolio may (i) purchase or hold debt securities in accordance with its investment objectives and policies; (ii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information; and (iii) enter into repurchase agreements, provided that repurchase agreements and time deposits maturing in more than seven days, and other illiquid securities, including securities which are not readily marketable or are restricted, are not to exceed, in the aggregate, 10% of the total assets of the International Fixed Income Portfolio.

3.  Invest in companies for the purpose of exercising control.

4.  Acquire more than 10% of the voting securities of any one issuer.

5. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, subject to its permitted investments, the Portfolio may purchase obligations issued by companies which invest in real estate, commodities or commodities contracts.

6. Make short sales of securities, maintain a short position or purchase securities on margin, except as described in the Prospectus and except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and may only purchase securities of money market funds.

9. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in the Prospectuses in this Statement of Additional Information or as permitted by rule, regulation or order of the SEC.

10. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

11. Purchase securities of any company which has (with predecessors) a record of less than three years continuing operations if, as a result, more than 5% of the total assets (taken at current value) would be invested in such securities.

12. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

13. Purchase restricted securities (securities which must be registered under the Securities Act of 1933, as amended (the "1933 Act"), before they may be offered or sold to the public) or other illiquid securities except as described in the Prospectuses and this Statement of Additional Information.

The SLAT Prime Obligation Portfolio may not:

1. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings by the Portfolio will be repaid before making additional investments for the Portfolio and any interest on such borrowings will reduce the income of the Portfolio.

2. Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements, provided that repurchase agreements maturing in more than seven days, restricted securities and other illiquid securities are not to exceed, in the aggregate, 10% of the Portfolio's total assets.

3. Pledge, mortgage or hypothecate assets except to secure temporary borrowings, as described in the Prospectus, in aggregate amounts not to exceed 10% of the net assets of such Portfolio taken at fair market value at the time such loan is incurred.

4.  Invest in companies for the purpose of exercising control.

5.  Acquire more than 10% of the voting securities of any one issuer.

6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, the Portfolio may purchase obligations issued by companies which invest in real estate, real estate limited partnerships, commodities or commodities contracts.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Portfolio may obtain short-term credits as necessary for the clearance of securities transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and, in any event, may not purchase securities of other open-end investment companies. Under these rules and regulations, the Portfolio is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Portfolio owns more than 3% of the total voting stock of an investment company; securities issued by any one investment company represent more than 5% of the total Portfolio assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. The Portfolio's purchase of such investment companies results in the layering of expenses such that shareholders would indirectly bear a proportionate share of such investment companies' expenses, including advisory fees.

10. Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described in the Prospectus and Statement of Additional Information or as permitted by rule, regulation or order of the Securities and Exchange Commission.

11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares of securities.

12. Purchase securities of any company which has (with predecessors) a record of less than three years' continuing operations, except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or
    (ii) municipal securities which are rated by at least two nationally recognized municipal bond rating services, if, as a result, more than 5% of the total assets (taken at fair market value) of the Portfolio would be invested in such securities.

13. Purchase warrants, puts, calls, straddles, spreads or combinations thereof.

14. Invest in interests in oil, gas or other mineral exploration or development programs.

15. Purchase restricted securities (securities which must be registered under the Securities Act of 1933 before they may be offered or sold to the public) or other illiquid securities except as described in the Prospectus and this Statement of Additional Information.

    The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. These investment limitations and the investment limitations in each Underlying Portfolio's Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

NON-FUNDAMENTAL POLICIES


    The SIMT Core Fixed Income, SIMT High Yield Bond, SIMT Large Cap Growth, SIMT Large Cap Value, SIMT Small Cap Growth, SIMT Small Cap Value, SIT International Equity, SIT Emerging Markets Debt and SIT Emerging Markets Equity Portfolios may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Portfolio's fundamental limitation on borrowing.

2.  Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Portfolio may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. Purchase securities which are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such restricted securities.

The SLAT Prime Obligation Portfolio must:

1.  Maintain an average dollar-weighted portfolio maturity of 90 days or less.


    Under rules and regulations established by the SEC, an Underlying Portfolio is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Underlying Portfolio owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the Underlying Portfolio's total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Underlying Portfolio. An Underlying Portfolio's purchase of such investment company securities results in the bearing of expenses such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.


    Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid securities) apply at the time of purchase. These limitations are non-fundamental and may be changed by the Underlying Trust's Board of Trustees without a vote of shareholders.

                            THE MANAGER TO THE FUNDS


    The Administration Agreement provides that SEI Investments Fund Management ("SEI Management") shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SEI Management in the performance of its duties or from reckless disregard of its duties and obligations thereunder.


    The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated (a) by the mutual written agreement of the parties; (b) by either party of the Administration Agreement on 90 days' written notice, as of the end of the initial term or the end of any renewal term; (c) by either party of the Administration Agreement on such date as is specified in written notice given by the terminating party, in the event of a material breach of the

Administration Agreement by the other party, provided the terminating party has notified the other party of such breach at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; (d) effective upon the liquidation of SEI Management; or (e) as to any Fund or the Trust, effective upon the liquidation of such Fund or the Trust, as the case may be.


    SEI Management, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in SEI Management. Alfred
P. West, Jr., Carmen V. Romeo, and Henry H. Greer constitute the Board of Directors of SIMC, the Investment Adviser to the Funds. Mr. West serves as the Chairman of the Board of Directors and Chief Executive Officer of SIMC and SEI Investments, Mr. Greer serves as President and Chief Operating Officer of SIMC and SEI Investments, and Chief Financial Officer of SEI, and Mr. Romeo serves as Executive Vice President and Treasurer of SEI Investments. SEI Investments and its subsidiaries and affiliates, including SEI Management, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. SEI Management and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., High Mark Funds, The Nevis Funds, Marquis
Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, and TIP Institutional Funds.


    If operating expenses of any Fund exceed applicable limitations, SEI Management will pay such excess. SEI Management will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.


    For the fiscal years ended March 31, 1997 and 1998. SEI Management waived fees as follows:



                                                                             FEES PAID              FEE WAIVERS
                                                                           -------------        --------------------
                                                                         1997         1998        1997       1998
                                                                         -----        -----     ---------  ---------
Diversified Conservative Income Fund................................   $       0    $       0   $   3,551  $  19,257
Diversified Conservative Fund.......................................   $       0    $       0   $   5,471  $  38,376
Diversified Global Moderate Growth Fund.............................   $       0    $       0   $      29  $  20,464
Diversified Moderate Growth Fund....................................   $       0    $       0   $  20,907  $  77,341
Diversified Global Growth Fund......................................   $       0    $       0   $  20,537  $  93,780
Diversified Global Stock Fund.......................................   $       0    $       0   $   2,307  $  25,824
Diversified U.S. Stock Fund.........................................   $       0    $       0   $  16,684  $  50,632


                      THE INVESTMENT ADVISER TO THE FUNDS

    SIMC will discharge its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust. The Trust's Advisory Agreement with SIMC provides that SIMC shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

    The Trust will operate in a manner that is distinctly different from virtually all other investment companies. Most investment companies operate under a structure in which a single related group of companies provide investment advisory, administrative, and distribution services, and in which the investment companies purchase equity and debt securities. The Trust, however, invests in shares of certain related investment companies that are advised and/or administered by SIMC (I.E., the Underlying Portfolios). In turn, these Underlying Portfolios invest in equity, debt and other securities. SIMC is responsible for investing the assets of each Fund in certain of the Underlying Portfolios within percentage ranges established by SIMC, and for investing uninvested cash balances in short-term investments, including repurchase agreements.


    The continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the SIMC, or by SIMC on 90 days' written notice to the Trust.

           THE ADVISERS AND SUB-ADVISERS TO THE UNDERLYING PORTFOLIOS

    Each Advisory and certain of the Sub-Advisory Agreements provide that each Adviser (or Sub-Adviser) shall not be protected against any liability to the Underlying Trusts or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that the Sub-Advisers shall not be protected against any liability to the Underlying Trusts or their Shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

    Pursuant to the Advisory and Sub-Advisory Agreements, the Underlying SIMT and SIT Portfolios rely upon SIMC for access, on a pooled investment basis, to the core elements of SIMC's investment adviser selection, monitoring, and asset allocation services. Under the "Manager of Managers" approach employed by the Underlying SIMT and SIT Portfolios, SIMC will recommend and, if the Trustees of the Underlying Trusts approve the recommendation, monitor for the Underlying Portfolios one or more managers using a range of investment styles.

    The continuance of each Advisory and Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Underlying Portfolio or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory or Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to an Underlying Portfolio, by a majority of the outstanding shares of that Underlying Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser (or Sub-Adviser), or by the Adviser (or Sub-Adviser) on 90 days' written notice to the Trust. However, SIMC has obtained an exemptive order from the Securities and Exchange Commission (the "SEC") that permits SIMC, with the approval of the Trust's Board of Trustees, to retain sub-advisers for an Underlying Portfolio without submitting the sub-advisory agreement to a vote of the Underlying Portfolio's shareholders. In addition, the exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements.

    For the fiscal years ended March 31, 1997 and 1998, the Adviser waived fees as follows:



                                                           FEES PAID              FEE WAIVERS
                                                         -------------        --------------------
                                                       1997         1998        1997       1998
                                                       -----        -----     ---------  ---------
Diversified Conservative Income Fund..............   $       0    $       0   $   1,775  $   9,747
Diversified Conservative Fund.....................   $       0    $       0   $   2,709  $  19,188
Diversified Global Moderate Growth Fund...........   $       0    $       0   $      14  $  10,232
Diversified Moderate Growth Fund..................   $       0    $       0   $  10,453  $  37,000
Diversified Global Growth Fund....................   $       0    $       0   $  10,268  $  46,889
Diversified Global Stock Fund.....................   $       0    $       0   $   1,154  $  12,091
Diversified U.S. Stock Fund.......................   $       0    $       0   $   8,342  $  25,316


                PORTFOLIO MANAGERS OF THE UNDERLYING PORTFOLIOS


    The following persons serve as portfolio managers to the Underlying
Portfolios:


SIMT LARGE CAP GROWTH PORTFOLIO

    Alliance Capital Management L.P. ("Alliance") is a sub-adviser to a portion of the assets of the SIMT Large Cap Growth Portfolio. A committee of investment professionals at Alliance has been responsible for managing the assets of the Portfolio allocated to Alliance since the Portfolio's inception.


    A committee composed of the six investment portfolio managers of the equity investment team of American Express Asset Management Group Inc. ("American Express") is responsible for the day-to-day management of a portion of the SIMT Large Cap Growth Portfolio's investments. American Express has served as sub-adviser to the SIMT Large Cap Growth Portfolio since its inception.


    Provident Investment Counsel, Inc. ("PIC") is a sub-adviser to the SIMT Large Cap Growth Portfolio. PIC utilizes a team approach to portfolio management. However, its Managing Director, Jeffrey J. Miller, is responsible for the day-to-day management of the portion of the Portfolio's assets assigned to PIC. Mr. Miller has been employed by PIC since 1972, and has 24 years of investment experience.

SIMT LARGE CAP VALUE PORTFOLIO

    Josef Lakonishok, Andrei Shliefer and Robert Vishny, officers of LSV Asset Management ("LSV"), an affiliate of SIMC, monitor the quantitative analysis model on a continuous basis, and make adjustments to the model based on their ongoing research and statistical analysis. Securities are identified for purchase or sale for the SIMT Large Cap Value Portfolio based upon the computer model and defined variance tolerances. Purchases and sales are effected by LSV based upon the output from the model.


    William P. Rydell and Robert A. Wilk of Mellon Equity Associates, LLP ("Mellon") have been the Portfolio Managers for Mellon's portion of the assets of the SIMT Large Cap Value Portfolio since 1994. Mr. Rydell is the President and Chief Executive Officer of Mellon, and has been managing portfolios at Mellon since 1982. Mr. Wilk is a Senior Vice President and Portfolio Manager of Mellon, and has been at Mellon since April, 1990.



    Sanford C. Bernstein & Co., Inc., ("Bernstein") is a sub-adviser to a portion of the assets of SIMT's Large Cap Value Portfolio.


SIMT SMALL CAP GROWTH PORTFOLIO


    Nicholas-Applegate manages its portion of the Small Cap Fund's assets through its systematic-driven management team under the general supervision of Mr. Nicholas, founder and Chief Investment Officer of the firm. The U.S. Systematic team is responsible for the day-to-day management of the Fund's assets. The lead U.S. Systematic portfolio manager is John Kane, and he is assisted by five other portfolio manager/ analysts for the Fund's U.S. Systematic assets. Mr. Kane has been a fund manager and investment team leader since June 1994. Prior to joining Nicholas-Applegate, he had 25 years of investment/economics experience with ARCO Investment Management Company and General Electric Company.



    William Jeffrey III, Kenneth F. McCain, and Richard S. Coons, each of whom is a principal of Wall Street Associates ("WSA"), serve as Portfolio Managers for the portion of the SIMT Small Cap Growth Portfolio's assets allocated to WSA since August, 1995. Together, they have 73 years of investment management experience.


    Matthew S. Price and David C. Campbell, Managing Directors/Portfolio Managers of Furman Selz Capital Management LLC ("Furman Selz"), are primarily responsible for the day-to-day management and investment decisions made with respect to the assets of the Portfolio managed by Furman Selz. Prior to joining Furman Selz, Mr. Price and Mr. Campbell were Senior Portfolio Managers at Value Asset Management.


    Robertson, Stephens Investment Management, L.P. ("Robertson"), acts as a Sub-Adviser for a portion of the assets of the Small Cap Growth Portfolio. Robertson is a wholly-owned subsidiary of BankAmerica. Jim Callihan, a managing director of Robertson, is primarily responsible for the day-to-day management and investment decisions made with respect to the assets of the Portfolio.


SIMT SMALL CAP VALUE PORTFOLIO


    Edwin B. Powell has served as the portfolio manager to the SIMT Small Cap Value Portfolio since its inception, and since 1995, Cynthia R. Axelrod has also served as a portfolio manager to the Portfolio. These individuals work as a team and share responsibility. Mr. Powell joined 1838 in 1994. Mr. Powell managed small cap equity portfolios for Provident Capital Management from 1987 to 1994. Prior to joining 1838, Ms. Axelrod was with Friess Associates from 1992 to 1995. Prior to 1992, Ms. Axelrod was with Provident Capital Management from 1987 to 1992.


    The portion of the SIMT Small Cap Value Portfolio's assets allocated to Boston Partners Asset Management, L.P. ("Boston"), is managed by Wayne J. Archambo, C.F.A. Mr. Archambo has been employed by Boston since its organization, and has 10 years experience investing in equities. Prior to joining Boston, Mr. Archambo was employed at The Boston Company Asset Management, Inc. ("TBCAM"), from 1989 through April 1995.

    Josef Lakonishok, Andrei Shliefer and Robert Vishny, officers of LSV Asset Management ("LSV"), an affiliate of SIMC, monitor the quantitative analysis model on a continuous basis, and make adjustments to the model based on their ongoing research and statistical analysis. Securities are identified for purchase or sale for the SIMT Small Cap Value Portfolio based upon the computer model and defined variance tolerances. Purchases and sales are effected by LSV based upon the output from the model.

SIT INTERNATIONAL EQUITY PORTFOLIO

    Acadian Asset Management, Inc. ("Acadian") is a sub-adviser to a portion of the assets of the SIT International Equity Portfolio. A committee of investment professionals at Acadian has been responsible for managing the Portfolio assets allocated to Acadian since the Portfolio's inception.


    Capital Guardian Trust Company ("Capital Guardian") acts as a Money Manager for a portion of the assets of the SIT International Equity Portfolio. Capital Guardian utilizes a multiple portfolio management system under which a group of portfolio managers each will have investment discretion over a portion of the assets of the Fund managed by Capital Guardian.



    Scottish Widows Investment Management Limited ("Scottish Widows") acts as a Sub-Adviser for a portion of the assets of the SIT International Equity Portfolio. Albert Morillo, a Director of Scottish Widows, is primarily responsible for the day-to-day management and investment decisions made with respect to the assets of Scottish Widows' portion of the Portfolio. Mr. Morillo joined Scottish Widows as a UK analyst in 1985, and became the head of the European Team in 1991.



    SG Yamaichi Asset Management Co., Ltd. ("SG Yamaichi") serves as a Sub-Adviser for a portion of the assets of the SIT International Equity Portfolio. SG Pacific Asset Management, Inc. and SGY Asset Management (Singapore) Ltd., additional Sub-Advisers to the Portfolios, are wholly-owned subsidiaries of SG Yamaichi. Mr. Marco Wong leads the management team for the assets of the International Equity Portfolio allocated to SG Yamaichi. Mr. Wong has been with SG Yamaichi since 1986. Mr. Hiroyoshi Nakagawa oversees the Japan investment team in Tokyo, and also serves as a portfolio manager for the SIT International Equity Portfolio. Mr. Nakagawa joined SG Yamaichi in 1977.


SIT EMERGING MARKETS EQUITY PORTFOLIO

    Josephine S. Jimenez, Bryan L. Sudweeks and Jesus Duarte share primary responsibility for the SIT Emerging Markets Equity Portfolio managed by Montgomery Asset Management, LLC ("Montgomery"). Ms. Jimenez and Mr. Sudweeks have fifteen and eight years experience, respectively, in emerging markets investment. Both joined Montgomery in 1991. Mr. Duarte, Senior Portfolio Manager and Regional Head of Latin American Investing, joined Montgomery in 1994. Prior to joining Montgomery, he was a Director and Vice President of Latinvest.

    Investment decisions for Coronation Asset Management (Proprietary) Limited's ("Coronation") portion of the Portfolio are made by Anthony Gibson and Louis Stassen. Prior to joining Coronation in 1993, Mr. Gibson, the head of Coronation's Investment Committee, and Mr. Stassen, the head of Coronation's research department, worked at Syfrets Managed Assets for seven years and one year, respectively. Prior to joining Syfrets Managed Assets, Mr. Stassen worked as an Investment Analyst for Allan Gray Investment Counsel.

    Cliff Quisenberry, CFA, Senior Investment Manager and Research Manager, is responsible for managing the portion of the Portfolio's assets allocated to Parametric Portfolio Associates ("Parametric"). Prior to joining Parametric, Mr. Quisenberry was a Portfolio Manager with Cutler & Company.


    SG Pacific Asset Management, Inc. and SGY Asset Management (Singapore) Ltd., serve as sub-adviser for a portion of the assets of the International Equity Portfolio. SG Yamaichi was established in 1971 as a global asset management firm. Mr. Marco Wong leads the management team for the assets of the SIT Emerging Markets Equity Portfolio allocated to SG Yamaichi. Mr. Wong has been with SG Yamaichi since 1986.



    Credit Suisse Asset Management Limited ("Credit Suisse") acts as a sub-adviser for a portion of the assets of the SIT Emerging Markets Equity Portfolio. Glenn Wellman, a Managing Director of Credit Suisse, and Isabel Knight, an Associate Director of Credit Suisse, are primarily responsible for the day-to-day management and investment decisions made with respect to the assets of the Portfolio. Prior to joining Credit Suisse in 1993, Mr. Wellman was a Director and Senior Vice President at Alliance Capital Limited. Before joining Credit Suisse in 1997, Ms. Knight was Senior Fund Manager at Foreign and Colonial from 1995 to 1997. From 1992 to 1995, Ms. Knight was a Portfolio Manager for Morgan Stanley Asset Management.


SIMT CORE FIXED INCOME PORTFOLIO

    BlackRock Financial Management, Inc. ("BlackRock") employs a team approach in managing the SIMT Core Fixed Income Portfolio; however, the portfolio managers who have day-to-day responsibility for the Portfolio are Keith Anderson and Andrew Phillips. Mr. Anderson is a Managing Director and Co-Head of Portfolio Management at BlackRock, and has 13 years experience investing in fixed income securities. Mr. Phillips is a Vice President and Portfolio Manager with primary responsibility for the management of the firm's investment activities in fixed-rate mortgage securities.

    Mr. Charles Groeschell, a Senior Vice President of Firstar Investment Research & Management Company ("FIRMCO"), has been employed by FIRMCO or its affiliates since 1983, and has had 14 years experience in fixed income investing.

    Kent S. Engel, Director and Chief Investment Officer of Western Asset Management Company ("Western"), has been primarily responsible for the day-to-day management of the portion of the assets of the SIMT Core Fixed Income Portfolio managed by Western since January 19, 1994. Mr. Engel has been with Western and its predecessor since 1969.

SIMT HIGH YIELD BOND PORTFOLIO

    The SIMT High Yield Bond Portfolio's assets have been managed by Richard J. Lindquist, C.F.A., since its inception. Mr. Lindquist joined BEA Associates ("BEA") in 1995 as a result of BEA's acquisition of CS First Boston Investment Management, and has had 12 years of investment management experience, including 7 years of experience working with high yield bonds. Prior to joining CS First Boston, Mr. Lindquist was with Prudential Insurance Company of America.

SIT INTERNATIONAL FIXED INCOME PORTFOLIO


    Kenneth Windheim, President of Strategic Fixed Income, LLC ("SFI"), has been the portfolio manager of the SIT International Fixed Income Portfolio since its inception in 1993. Mr. Windheim is assisted by Gregory Barnett and David Jallits, Directors of SFI and portfolio managers of the Portfolio since April 1994. Prior to forming SFI, Kenneth Windheim was the Chief Investment Officer and Managing Director of the group which managed a global fixed income portfolios at Prudential Asset Management. Prior to joining SFI, Gregory Barnett was portfolio manager for the Pilgrim Multi-Market Income Fund. Prior to that he was vice president and senior fixed income portfolio manager at Lexington Management. Prior to joining SFI, David Jallits was Senior Portfolio Manager for a hedge fund at Teton Partners. From 1982-1994, he was Vice President and Global Fixed Income Portfolio Manager at The Putnam Companies.


SIT EMERGING MARKETS DEBT PORTFOLIO

    Salomon Brothers Asset Management Inc. ("SBAM") employs a team approach in managing the SIT Emerging Markets Debt Portfolio; however, Peter J. Wilby has the primary day-to-day responsibility for the Portfolio. Mr. Wilby, a Managing Director who joined SBAM in 1989, has considerable experience in managing high yield and emerging markets debt portfolios.

                                  DISTRIBUTION

    The Trust has adopted a Distribution Plan for its Class D shares (the "Class D Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act (which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares). In this regard, the Board of Trustees has determined that the Class D Plan and the Distribution Agreement are in the best interests of the shareholders. Continuance of the Class D Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of a Distribution Plan or in any agreements related thereto ("Qualified Trustees"). The Class D Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Class D Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Fund or class affected. All material amendments of the Class D Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

    Except to the extent that SEI Management (as Manager) and SIMC (as investment adviser) benefitted through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Class D Plan or related agreements.

    Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.


                                                                                                    AMOUNT PAID TO
                                                                                                    3RD PARTIES BY
                                                                                                    THE DISTRIBUTOR
                                                                                                          FOR
                                                                               TOTAL       FEES      DISTRIBUTION
                                                                            DISTRIBUTION   PAID         RELATED
PORTFOLIO CLASS D                                                            EXPENSES        %         SERVICES
--------------------------------------------------------------------------  -----------  ---------  ---------------
Diversified Conservative Income Fund......................................   $  16,392     .75%        $  16,392
Diversified Conservative Fund.............................................   $  33,903     .75%        $  33,903
Diversified Global Moderate Growth Fund...................................   $  34,296     .75%        $  34,296
Diversified Moderate Growth Fund..........................................   $  57,587     .75%        $  57,587
Diversified Global Growth Fund............................................   $  90,299     .75%        $  90,299
Diversified Global Stock Fund.............................................   $   9,229     .75%        $   9,229
Diversified U.S. Stock Fund...............................................   $  73,310     .75%        $  73,310


                       TRUSTEES AND OFFICERS OF THE TRUST


    The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis
Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, and TIP Institutional Funds, each of which is an open-end management investment company managed by SEI Fund Management or its affiliates and, except for Santa Barbara Group of Mutual Funds, Inc., distributed by SEI Investments Distribution Co. (the "Distributor").



    ROBERT A. NESHER (DOB 08/17/46)--Chairman of the Board of Trustees*--Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Adviser, the Manager and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, Pillar Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

    WILLIAM M. DORAN (DOB 05/26/40)--Trustee*--2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Adviser, the Manager and the Distributor, Director and Secretary of SEI Investments and Secretary of the Adviser, the Manager and the Distributor. Trustee of The Advisors' Inner Circle Fund. The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.



    F. WENDELL GOOCH (DOB 12/03/32)--Trustee**--President, Orange County Publishing Co., Inc.; Publisher, Paoli News and Paoli Republican; and Editor, Paoli Republican, October 1981-January 1997. President, H&W Distribution, Inc., since July 1984. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981. Trustee of SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust.



    FRANK E. MORRIS (DOB 12/30/23)--Trustee**--Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, and SEI Tax Exempt Trust.



    JAMES M. STOREY (DOB 04/12/31)--Trustee**--Partner, Dechert Price & Rhoads, from September 1987-December 1993. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, and SEI Tax Exempt Trust.



    GEORGE J. SULLIVAN, JR. (DOB 11/13/42)--Trustee**--Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991-December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995, Trustee of SEI Daily Income Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, and SEI Tax Exempt Trust.



    EDWARD D. LOUGHLIN (DOB 03/07/51)--President and Chief Executive Officer--Executive Vice President and President--Asset Management Division of SEI Investments, the Adviser and the Manager since 1997. Senior Vice President, SEI Investments, 1986-1991; Vice President, SEI Investments, 1981-1986.



    TODD B. CIPPERMAN (DOB 02/14/66)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Adviser, the Manager and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.



    LYDIA A. GAVALIS (DOB 06/05/64)--Vice President and Assistant
Secretary--Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.



    KATHY HEILIG (DOB 12/21/58)--Vice President and Assistant
Secretary--Treasurer of SEI Investments Company since 1997; Assistant Controller of SEI Investments Company since 1995; Vice President of SEI Investments Company since 1991; Director of Taxes of SEI Investments Company 1987 to 1991. Tax Manager, Arthur Anderson LLP prior to 1987.



    JOSEPH M. O'DONNELL (DOB 11/13/54--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the Adviser, the Administrator and the Distributor since 1998. Vice President and General Counsel, FPS Services, Inc., 1993-1997. Staff Counsel and Secretary, Provident Mutual Family of Funds, 1990-1993.



    SANDRA K. ORLOW (DOB 10/18/53)--Vice President and Assistant
Secretary--Secretary of the Distributor since 1998; Vice President of the Distributor since 1988. Vice President and Assistant Secretary of the Adviser, and the Manager since 1988. Assistant Secretary of the Distributor from 1988 to 1998.



    CYNTHIA M. PARRISH (DOB 10/23/59)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the SEI Investments, the Adviser, the Manager and the Distributor since August 1997. Branch Chief, Division of Enforcement, U.S. Securities and Exchange Commission, January 1995-August 1997. Senior Counsel--Division of Enforcement, U.S. Securities and Exchange Commission, September 1992-January 1995. Staff Attorney--Division of Enforcement, U.S. Securities and Exchange Commission, September 1990-September 1992.



    KEVIN P. ROBINS (DOB 04/15/61)--Vice President and Assistant Secretary--Senior Vice President and General Counsel of SEI Investments, the Adviser, the Manager and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Adviser and the Manager since 1994. Vice President, General Counsel and Assistant Secretary of the Adviser, the Manager and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.



    KATHRYN L. STANTON (DOB 11/19/58)--Vice President and Assistant Secretary--General Counsel, Investment Systems and Services since 1997. Deputy General Counsel of SEI Investments since 1996. Vice President and Assistant Secretary of SEI Investments, the Adviser, the Manager and the Distributor since 1994; Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.



    LYNDA J. STRIEGEL (DOB 10/30/48)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Senior Asset Management Counsel, Barnett Banks, Inc. (1997-1998). Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank, N.A., 1991-1995.



    RICHARD W. GRANT (DOB 10/25/45)--Secretary--2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Adviser, the Manager and the Distributor.



    MARK E. NAGLE (DOB 10/20/59)--Controller and Chief Financial Officer--Vice President of Fund Accounting and Administration for SEI Investments Mutual Fund Services and Vice President of the Manager since 1996. Vice President of the Distributor since December 1997. Vice President, Fund Accounting, BISYS Fund Services September 1995 to November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981 to September 1995.


------------------------

 *Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act.

**Messrs. Gooch, Storey, Morris and Sullivan serve as members of the Audit
  Committee of the Trust.

    The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. Compensation of officers and affiliated Trustees of the Trust is paid by SEI Management.


                                       AGGREGATE            PENSION OR                                  TOTAL COMPENSATION FROM
                                     COMPENSATION       RETIREMENT BENEFITS      ESTIMATED ANNUAL         REGISTRANT AND FUND
                                    FROM REGISTRANT   ACCRUED AS PART OF FUND      BENEFITS UPON       COMPLEX PAID TO DIRECTORS
NAME OF PERSON AND POSITION         FOR FYE 3/31/98          EXPENSES               RETIREMENT              FOR FYE 3/31/98
---------------------------------  -----------------  -----------------------  ---------------------  ----------------------------
Robert A. Nesher, Trustee........      $       0             $       0               $       0        $0 for services on 8 boards
William M. Doran, Trustee........      $       0             $       0               $       0        $0 for services on 8 boards
F. Wendell Gooch, Trustee........      $   9,660             $       0               $       0        $100,000 for services on 8
                                                                                                        boards
Frank E. Morris, Trustee.........      $   9,660             $       0               $       0        $100,000 for services on 8
                                                                                                        boards
James M. Storey, Trustee.........      $   9,660             $       0               $       0        $100,000 for services on 8
                                                                                                        boards
George J. Sullivan, Trustee......      $   9,660             $       0               $       0        $100,000 for services on 8
                                                                                                        boards


--------------------------

Mr. Edward W. Binshadler is a Trustee Emeritus of the Trust. Mr. Binshadler serves as a consultant to the Audit Committee and receives as compensation, $5,000 per Audit Committee meeting attended.

                                  PERFORMANCE

    From time to time, each Fund may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance.


    The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula: Yield = 2[((a-b)/(cd)) + 1)(to the power of)(6)-1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.



    The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P(1 + T)(to the power of)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return: n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

    Based on the forgoing, the average annual total returns for the Funds from inception through March 31, 1998, and for the one, five and ten year periods ended March 31, 1998, were as follows:



                                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                                       ------------------------------------------------
                                                                          ONE        FIVE          TEN         SINCE
FUND                                                          CLASS      YEAR        YEAR         YEAR       INCEPTION
----------------------------------------------------------  ---------  ---------      ---          ---      -----------
Diversified Conservative Income Fund......................    Class A      19.16%          *            *        14.03%
                                                              Class D      17.90%          *            *        13.18%
Diversified Conservative Fund.............................    Class A      22.35%          *            *        16.24%
                                                              Class D      21.29%          *            *        14.74%
Diversified Global Moderate Growth Fund...................    Class A      25.68%          *            *        21.10%
                                                              Class D      24.38%          *            *        19.36%
Diversified Moderate Growth Fund..........................    Class A      29.08%          *            *        19.60%
                                                              Class D      27.99%          *            *        17.90%
Diversified Global Growth Fund............................    Class A      30.38%          *            *        21.04%
                                                              Class D      29.22%          *            *        19.12%
Diversified Global Stock Fund.............................    Class A      34.70%          *            *        26.25%
                                                              Class D      33.38%          *            *        24.73%
Diversified U.S. Stock Fund...............................    Class A      50.40%          *            *        31.51%
                                                              Class D      48.86%          *            *        32.20%


------------------------


*   Not in operation during period.


                       PURCHASE AND REDEMPTION OF SHARES

    The purchase and redemption price of shares is the net asset value of each share. The net asset value of each Fund is determined by SIMC and is based upon the proportional net asset values of each Fund's Underlying Portfolio shares (plus any available cash). Each Underlying Portfolio's securities are valued by SIMC pursuant to valuations provided by an independent pricing service (generally the last quoted sale price). Underlying Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each Business Day (defined as days on which the New York Stock Exchange is open for business ("Business Day")) or, if there is no such reported sale, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. The pricing service may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

    It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by an Underlying Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Underlying Portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets. A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.

    Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the New York Stock Exchange, the Manager, the Distributor, the and/or the Custodian are not open for business.

                              SHAREHOLDER SERVICES

    DISTRIBUTION INVESTMENT OPTION: Distributions of dividends and capital gains made by the Funds may be automatically invested in shares of one of the Funds if shares of the Fund are available for sale. Such investments will be subject to initial investment minimums, as well as additional purchase minimums. A shareholder considering the Distribution Investment Option should obtain and read the prospectus of the Underlying Portfolios and consider the differences in objectives and policies before making any investment.

    EXCHANGE PRIVILEGE: Some or all of the shares of a Fund's Shares for which payment has been received (I.E., an established account), may be exchanged for Shares of the same Class of other Funds of the Trust. A shareholder may exchange the shares of each Fund's Shares, for which good payment has been received, in his or her account at any time, regardless of how long he or she has held his or her shares. Exchanges are made at net asset value. The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days' notice. Exchanges will be made only after proper instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Distributor.

    Each Exchange Request must be in proper form (I.E., if in writing, signed by the record owner(s) exactly as the shares are registered; if by telephone-proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. Each exchange involves the redemption of the shares of a Fund (the "Old Fund") to be exchanged and the purchase at net asset value of the shares of the other Funds (the "New Funds"). Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless such shares were held in a tax-deferred account or tax-qualified retirement plan. If the Exchange Request is received by the Distributor in writing or by telephone on any business day prior to the redemption cut-off time specified in the Prospectus, the exchange usually will occur on that day if all the restrictions set forth above have been complied with at that time. However, payment of the redemption proceeds by the Old Funds and thus the purchase of shares of the New Funds, may be delayed for up to seven days if the Fund determines that such delay would be in the best interest of all of its shareholders. Investment dealers which have satisfied criteria established by the Funds may also communicate a Shareholder's Exchange Request to the Funds subject to the restrictions set forth above. No more than five exchange requests may be made in any one telephone Exchange Request.

                                     TAXES

    The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning.

    This discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


    Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital loss) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock or securities; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer or of two or more issuers which are engaged in the same, similar, or related trades or businesses, if the Fund owns at least 20% of the voting power of such issuers.


    Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax applicable to RICs. A Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid federal excise tax liability when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

    If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. If a Fund fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders who have held shares for more than 45 days.

    A Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

STATE TAXES

    A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the effect of federal, state and local taxes in their own individual circumstances.

                             PORTFOLIO TRANSACTIONS

    The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers and sub-advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

    It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules and regulations of the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Fund may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.


    In connection with transactions effected for Underlying Portfolios operating within the "Manager of Managers" structure, SIMC and the various firms that serve as sub-advisers to certain Underlying Portfolios in the exercise of joint investment discretion over the assets of an Underlying Portfolio, may direct a substantial portion of that Underlying Portfolio's brokerage to the Distributor. All such transactions directed to the Distributor must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of transactions through affiliated brokers.


    Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Underlying Portfolio's advisers or sub-advisers may place portfolio orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

    The Trust does not expect to use one particular dealer, but the Underlying Portfolio's advisers or sub-advisers may, consistent with the interests of the Underlying Portfolios, select brokers on the basis of the research services they provide to the Underlying Portfolio's advisers and sub-advisers. Such services may include analysis of the business or prospects of a company, industry or economic sector or statistical and pricing services. Information so received by the advisers or sub-advisers will be in addition to and not in lieu of the services required to be performed by an Underlying Portfolio's advisers or sub-advisers under the advisory and sub-advisory agreements. If in the judgment of an Underlying Portfolio's advisers, the Underlying Portfolio, or other accounts managed by the Underlying Portfolio's advisers or sub-advisers, will be benefitted by supplemental research services, the Underlying Portfolio's advisers or sub-advisers are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of an Underlying Portfolio's advisers or sub-advisers will not necessarily be reduced as a result of the receipt of such supplemental information.


    The portfolio turnover rate for the fiscal year ended March 31, 1997 and March 31, 1998 was as follows:



                                                                                                TURNOVER RATE
                                                                                           ------------------------
PORTFOLIO                                                                                     1997         1998
-----------------------------------------------------------------------------------------     -----        -----
Diversified Conservative Income Fund.....................................................         27%          52%
Diversified Conservative Fund............................................................         65%          24%
Diversified Global Moderate Growth Fund..................................................          3%          30%
Diversified Moderate Growth Fund.........................................................         22%          20%
Diversified Global Growth Fund...........................................................         13%          15%
Diversified Global Stock Fund............................................................          0%          10%
Diversified U.S. Stock Fund..............................................................         28%          21%


    A portfolio turnover rate would exceed 100% if all of its securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less, are replaced in the period of one year. Turnover rates may vary from year to year and may be affected by cash requirements for redemptions and by requirements which enable a Fund to receive favorable tax treatment.

                             DESCRIPTION OF SHARES

    The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a PRO RATA share in the net assets of that Fund, after taking into account the additional distribution, shareholder servicing and transfer agency expenses attributable to Class D Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of portfolios. Share certificates representing the shares will not be issued.

                       LIMITATION OF TRUSTEES' LIABILITY

    The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                                     VOTING

    Where the Trust's Prospectus or Statement of Additional Information states that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by Proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

                             SHAREHOLDER LIABILITY

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because, the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As of May 5, 1998, the following persons were the only persons who were record owners (or, to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the following persons in accounts for their fiduciary, agency, or custodial customers.



    Diversified Conservative Income Fund: Community Bank NA, FBO Benefit Plans Administrators, 1500 Genesee Street, Utica, NY, 13502-5104, 20.70%; Palsan Company, 320 California Street, Trust Department, San Francisco, CA, 94104-1403, 13.00%; SEI Trust Company, One Freedom Valley Drive, Oaks, PA, 19456, 29.90%; GABCO, German American Bank, 711 Main Street, Jasper, IN, 47546-3042, 6.80%.



    Diversified Conservative Fund: SEI Trust Company, One Freedom Valley Drive, Oaks, PA 19456, 7.10%; North American Trust Company, Steptoe & Johnson Retirement Plan, P.O. Box 84419, San Diego, CA 92138-4419, 5.20%; Irwin Union Bank & Trust, One Freedom Valley Drive, Oaks, PA, 19456, 9.90%; Bankers Trust a Trustee for Hercules Incorporated, BTNY Services, 100 Plaza One, Jersey City, NJ, 07311-3901, 13.60%; Palsan Company, 320 California Street, Trust Department, San Francisco, CA, 94104-1403, 9.80%; SEI Trust Company, One Freedom Valley Drive, Oaks, PA 19456, 24.80%; SEI Trust Company, One Freedom Valley Drive, Oaks, PA 19456, 5.40%; SEI Trust Company, c/o Irwin Union Bank, Attn: Mutual Fund Administrator, One Freedom, Valley Drive, Oaks, PA 19456, 7.10%.



    Diversified Moderate Growth Fund: SEI Trust Company, One Freedom Valley Drive, Oaks, PA 19456, 7.68%; North American Trust Company, Steptoe & Johnson Retirement Plan, P.O. Box 84419, San Diego, CA 92138-4419, 8.94%; Bankers Trust a Trustees for Hercules Incorporated, BTNY Services, 100 Plaza One, Jersey City, NJ 07311-3901, 7.50%; Palsan Company, c/o Sumitomo Bank of California, 320 California Street, Trust Department, San Francisco, CA, 94104-1403, 18.50%; SEI Trust Company, One Freedom Valley Drive, Oaks, PA 19456, 28.90%; Oltrust & Company, c/o Old National Bank in Evansville, P.O. Box 207, Evansville, IN 47702-0207, 5.70%; GABCO, German American Bank, 711 Main Street, Jasper, IN 47546-3042, 9.40%.



    Diversified Global Growth Fund: North American Trust Company, Steptoe & Johnson Retirement Plan, P.O. Box 84419, San Diego, CA 92138-4419, 9.08%; Palsan Company, c/o Sumitomo Bank of California, 320 California Street, Trust Department, San Francisco, CA, 94104-1403, 6.40%; SEI Trust Company, One Freedom Valley Drive, Oaks, PA 19456, 47.30%; GABCO, German American Bank, 711 Main Street, Jasper, IN 47546-3042, 10.00%.



    Diversified U.S. Stock Fund: North American Trust Company, Steptoe & Johnson Retirement Plan, P.O, Box 84419, San Diego, CA 92138-4419, 19.22%; Community Bank, NA, FBO Benefits Plan Adminstrators, 1500 Genesee Street, Utica, NY 13502-5104, 13.50%; GABCO, German American Bank, 711 Main Street, Jasper, IN 47546-3042, 8.80%; SEI Trust Company, Oaks, PA 19456, 30.70%.

    Diversified Global Moderate Growth Fund: Irwin Union Bank & Trust, One Freedom Valley Drive, Oaks, PA 19456, 23.65%; Palsan Company, c/o Sumitomo Bank of California, 320 California Street, Trust Department, San Francisco, CA, 94104-1403, 10.00%; SEI Trust Company, c/o Irwin Union Bank, Attn: Mutual Fund Administrator, One Freedom Valley Drive, Oaks, PA 19456, 5.7%; SEI Trust Company, Oaks, PA 19456, 42.90%.



    Diversified Global Stock Fund: SEI Trust Company, Attn: Mutual Fund Administrator, Oaks, PA 19456, 14.94%; SEI Trust Company, Oaks, PA 19456, 7.20%.


                              FINANCIAL STATEMENTS


    The Trust's financial statements for the fiscal year ended March 31, 1998, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the 1998 Annual Report must accompany the delivery of this Statement of Additional Information.



                                    EXPERTS



    The financial statements incorporated by reference into this Statement of Additional Information have been incorporated by reference in reliance on the report of PricewaterhouseCoopers, LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



                                 LEGAL COUNSEL



    Morgan, Lewis & Bockius LLP serves as counsel to the Trust and to the Underlying Portfolios.

                                    APPENDIX

                     DESCRIPTION OF CORPORATE BOND RATINGS

                           MOODY'S RATING DEFINITIONS

LONG TERM BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

    Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

    When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

    Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

    Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

------------------------

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                      STANDARD & POOR'S RATING DEFINITIONS

    A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, as it does not comment on market price or suitability for a particular investor.

    The ratings are based, in varying degrees, on the following considerations:

    (1) Likelihood of default. The rating assesses the obligor's capacity and willingness as to timely payment of interest and repayment of principal in accordance with the terms of the obligation.

    (2) The obligation's nature and provisions.

    (3) Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under bankruptcy laws and other laws affecting creditors' rights.

    Likelihood of default is indicated by an issuer's senior debt rating. If senior debt is not rated, an implied senior debt rating is determined. Subordinated debt usually is rated lower than senior debt to better reflect relative position of the obligation in bankruptcy. Unsecured debt, where significant secured debt exists, is treated similarly to subordinated debt.

LONG-TERM RATINGS DEFINITIONS

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

    Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

    Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c     The letter 'c' indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

L The letter 'L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

     *Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

N.R.  Not rated.

    DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS
TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    If an issuer's actual or implied senior debt rating is 'AAA', its subordinated or junior debt is rated 'AAA' or 'AA+'. If an issuer's actual or implied senior debt rating is lower than 'AAA' but higher than 'BB+', its junior debt is typically rated one designation lower than the senior debt rating. For example, if the senior debt rating is 'A', subordinated debt normally would be rated 'A-'. If an issuer's actual or implied senior debt rating is 'BB+' or lower, its subordinated debt is typically rated two designations lower than the senior debt rating.

INVESTMENT AND SPECULATIVE GRADES

    The term "investment grade" was originally used by various regulatory bodies to connote obligations eligible for investment by institutions such as banks, insurance companies, and savings and loan associations. Over time, this term gained widespread usage throughout the investment community. Issues rated in the four highest categories, 'AAA', 'AA', 'A', 'BBB', generally are recognized as being investment grade. Debt rated 'BB' or below generally is referred to as speculative grade. The term "junk bond" is merely a more irreverent expression for this category of more risky debt. Neither term indicates which securities S&P deems worthy of investment, as an investor with a particular risk preference may appropriately invest in securities that are not investment grade.

    Ratings continue as a factor in may regulations, both in the U.S. and abroad, notably in Japan. For example, the Securities and Exchange Commission
(SEC) requires investment-grade status in order to register debt on Form-3, which, in turn, is how one offers debt via a Rule 415 shelf registration. The Federal Reserve Board allows members of the Federal Reserve System to invest in securities rated in the four highest categories, just as the Federal Home Loan Bank System permits federally chartered savings and loan associations to invest in corporate debt with those ratings, and the Department of Labor allows pension funds to invest in commercial paper rated in one of the three highest categories. In similar fashion, California regulates investments of municipalities and county treasurers, Illinois limits collateral acceptable for public deposits, and Vermont restricts investments of insurers and banks. The New York and Philadelphia Stock Exchanges fix margin requirements for mortgage securities depending on their rating, and the securities haircut for commercial paper, debt securities, and preferred stock that determines net capital requirements is also a function of the ratings assigned.

    SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

    Moody's description of its three highest short-term debt ratings:

    PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

    - Leading market positions in well-established industries.

    - High rates of return on funds employed.

    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    S&P's description of its three highest short-term debt ratings:

A-1   This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2   Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3   Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                           PART C: OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS:

    (a) Financial Statements

       Part A--Financial Highlights


       Part B--The following audited financial statements for the Diversified Conservative Income, Diversified Conservative, Diversified Moderate Growth, Diversified Global Growth, Diversified Global Moderate Growth, Diversified Global Stock and Diversified U.S. Stock Funds for the fiscal year ended March 31, 1998 and the report of the independent auditors, Price Waterhouse, LLP dated May 15, 1998 are incorporated by reference to the Statement of Additional Information from Form N-30D filed on May 28, 1998 with Accession Number 0000935069-98-000087.


               Schedule of Investments
               Statement of Assets & Liabilities
               Statement of Operations
               Statement of Changes in Net Assets
               Financial Highlights
               Notes to Financial Statements

    (b) Additional Exhibits


(1)        Agreement and Declaration of Trust of the Registrant, dated October 20, 1995
             (incorporated herein by reference to Initial Registration Statement, filed on December 1, 1995).
(2)        By-Laws of the Registrant (incorporated herein by reference to Initial
             Registration Statement, filed on December 1, 1995).
(2)(a)     Amended By-Laws (incorporated herein by reference to Post-Effective
             Amendment No. 2, filed on May 30, 1997).
(5)        Investment Advisory Agreement between the Registrant and SEI Financial
             Management Corporation, (incorporated herein by reference to Pre-Effective
             Amendment No. 1 to Registration Statement filed March 1, 1996).
(6)        Distribution Agreement between the Registrant and SEI Investments
             Distribution Co., (formerly SEI Financial Services Company), (incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration
             Statement filed March 1, 1996).
(8)        Custodian Agreement between the Registrant and CoreStates Bank, N.A.,
             (incorporated herein by reference to Pre-Effective Amendment No. 1 to
             Registration Statement filed March 1, 1996).
(9)(a)     Administration Agreement between the Registrant and SEI Financial Management
             Corporation, (incorporated herein by reference to Pre-Effective Amendment
             No. 1 to Registration Statement filed March 1, 1996).
9(b)       Transfer Agent Agreement between the Registrant and SEI Financial Management
             Corporation, (incorporated herein by reference to Pre-Effective Amendment
             No. 1 to Registration Statement filed March 1, 1996).
(10)       Opinion and Consent of Counsel, (incorporated herein by reference to
             Pre-Effective Amendment No. 1 to Registration Statement filed March 1,
             1996).
(11)       Consent of Independent Accountants is filed herewith.
(15)       Distribution Plan, Class D shares, (incorporated by reference to
             Pre-Effective Amendment No. 1 to Registration Statement filed March 1,
             1996).
(16)       Performance Calculations, (incorporated herein by reference to Pre-Effective
             Amendment No. 1 to Registration Statement filed March 1, 1996).
(17)       Financial Data Schedules, filed herewith.
(18)       18f-3 Plan, (incorporated herein by reference to Pre-Effective Amendment No.
             1 to Registration Statement filed March 1, 1996).

(24)       Powers of Attorney for William M. Doran, F. Wendell Gooch, Frank E. Morris,
             James M. Storey, George J. Sullivan, Jr., Edward D. Loughlin, Mark E.
             Nagle, and Robert A. Nesher are filed herewith.


Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

    See the Prospectuses and the Statement of Additional Information regarding the Registrant's control relationships. The Administrator is a subsidiary of SEI Investments Company, which also controls the distributor of the Registrant, SEI Financial Services Company, other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.


Item 26.  NUMBER OF HOLDERS OF SECURITIES AS OF JULY 1, 1998:



                                                                                CLASS A        CLASS D
Diversified Conservative Income Fund.......................................           20             22
Diversified Conservative Fund..............................................           20             25
Diversified Global Moderate Growth Fund....................................           13             23
Diversified Moderate Growth Fund...........................................           21             46
Diversified Global Growth Fund.............................................           26             57
Diversified Global Stock Fund..............................................           16             16
Diversified U.S. Stock Fund................................................           17             29


Item 27.  INDEMNIFICATION:

    Article VIII of the Agreement of Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

ADVISER


    SEI Investments Management Company ("SIMC") is the investment adviser for the Trust. The principal address of SIMC is Oaks, Pennsylvania 19456. SIMC is an investment adviser registered under the Advisers Act.



    The list required by this Item 28 of officers and directors of SIMC, together with information as to any other business profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by SIMC to the Advisers Act (SEC File No. 801-24593).

ITEM 29. PRINCIPAL UNDERWRITERS:



(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.



    Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:



SEI Daily Income Trust                        July 15, 1982
SEI Liquid Asset Trust                        November 29, 1982
SEI Tax Exempt Trust                          December 3, 1982
SEI Index Funds                               July 10, 1985
SEI Institutional Managed Trust               January 22, 1987
SEI International Trust                       August 30, 1988
The Advisors' Inner Circle Fund               November 14, 1991
The Pillar Funds                              February 28, 1992
CUFUND                                        May 1, 1992
STI Classic Funds                             May 29, 1992
CoreFunds, Inc.                               October 30, 1992
First American Funds, Inc.                    November 1, 1992
First American Investment Funds, Inc.         November 1, 1992
The Arbor Fund                                January 28, 1993
Boston 1784 Funds-Registered Trademark-       June 1, 1993
The PBHG Funds, Inc.                          July 16, 1993
Marquis Funds-Registered Trademark-           August 17, 1993
Morgan Grenfell Investment Trust              January 3, 1994
The Achievement Funds Trust                   December 27, 1994
Bishop Street Funds                           January 27, 1995
CrestFunds, Inc.                              March 1, 1995
STI Classic Variable Trust                    August 18, 1995
ARK Funds                                     November 1, 1995
Monitor Funds                                 January 11, 1996
FMB Funds, Inc.                               March 1, 1996
TIP Funds                                     April 28, 1996
SEI Institutional Investments Trust           June 14, 1996
First American Strategy Funds, Inc.           October 1, 1996
HighMark Funds                                February 15, 1997
Armada Funds                                  March 8, 1997
PBHG Insurance Series Fund, Inc.              April 1, 1997
The Expedition Funds                          June 9, 1997
TIP Institutional Funds                       January 1, 1998
Oak Associates Funds                          February 27, 1998
The Nevis Funds                               June 24, 1998



    The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.



                        POSITION AND OFFICE                                      POSITIONS AND OFFICES
NAME                    WITH UNDERWRITER                                            WITH REGISTRANT
----------------------  --------------------------------------------  -------------------------------------------
Alfred P. West, Jr.     Director, Chairman of the Board of Directors                      --
Henry H. Greer          Director                                                          --
Carmen V. Romeo         Director                                                          --
Mark J. Held            President & Chief Operating Officer                               --
Gilbert L. Beebower     Executive Vice President                                          --
Richard B. Lieb         Executive Vice President                                          --
Dennis J. McGonigle     Executive Vice President                                          --
Robert M. Silvestri     Chief Financial Officer & Treasurer                               --
Leo J. Dolan, Jr.       Senior Vice President                                             --
Carl A. Guarino         Senior Vice President                                             --
Larry Hutchison         Senior Vice President                                             --
Jack May                Senior Vice President                                             --
Hartland J. McKeown     Senior Vice President                                             --
Barbara J. Moore        Senior Vice President                                             --
Kevin P. Robins         Senior Vice President & General Counsel            Vice President and Assistant Secretary
Patrick K. Walsh        Senior Vice President                                             --
Robert Aller            Vice President                                                    --
Gordon W. Carpenter     Vice President                                                    --
Todd Cipperman          Vice President & Assistant Secretary               Vice President and Assistant Secretary
S. Courtney E. Collier  Vice President & Assistant Secretary                              --
Robert Crudup           Vice President & Managing Director                                --
Barbara Doyne           Vice President                                                    --
Jeff Drennen            Vice President                                                    --
Vic Galef               Vice President & Managing Director                                --
Lydia A. Gavalis        Vice President & Assistant Secretary                              --
Greg Gettinger          Vice President & Assistant Secretary                              --
Kathy Heilig            Vice President                                                    --
Jeff Jacobs             Vice President                                                    --
Samuel King             Vice President                                                    --
Kim Kirk                Vice President & Managing Director                                --
John Krzeminskl         Vice President & Managing Director                                --
Carolyn McLaurin        Vice President & Managing Director                                --
W. Kelso Morrill        Vice President                                                    --
Mark Nagle              Vice President                                     Controller and Chief Financial Officer
Joanne Nelson           Vice President                                                    --
Joseph M. O'Donnell     Vice President & Assistant Secretary                 Vice President & Assistant Secretary
Sandra K. Orlow         Vice President & Secretary                           Vice President & Assistant Secretary
Cynthia M. Parrish      Vice President & Assistant Secretary                 Vice President & Assistant Secretary
Kim Rainey              Vice President                                                    --

Rob Redican             Vice President                                                    --
Maria Rinehart          Vice President                                                    --
Mark Samuels            Vice President & Managing Director                                --
Steve Smith             Vice President                                                    --
Daniel Spaventa         Vice President                                                    --
Kathryn L. Stanton      Vice President & Assistant Secretary                 Vice President & Assistant Secretary
Lynda J. Striegel       Vice President & Assistant Secretary                              --
Lori L. White           Vice President & Assistant Secretary                              --
Wayne M. Withrow        Vice President & Assistant Secretary                              --


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS:

    Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

        (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
    (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:


           First Union National Bank
           Broad & Chestnut Streets
           P.O. Box 7618
           Philadelphia, Pennsylvania 19101


         (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4);
    (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and
    31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:


           SEI Investments Fund Management
           Oaks, Pennsylvania 19456


        (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f),
    the required books and records are maintained at the principal offices of the Registrant's Adviser:


           SEI Investments Management Corporation
           Oaks, Pennsylvania 19456


ITEM 31. MANAGEMENT SERVICES:

    None.

ITEM 32. UNDERTAKINGS:

    Registrant hereby undertakes that whenever shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Directors of their desire to communicate with Shareholders of the Corporation, the Directors will inform such Shareholders as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

    Registrant hereby undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Director(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to comply with the provisions of
Section 16(c) of the Investment Company Act of 1940.

    Registrant undertakes to furnish, upon request and without charge, to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders, when such annual report is issued containing information called for by Item 5A of Form N-1A.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 22nd day of July, 1998.



                                SEI ASSET ALLOCATION TRUST

                                By:            /s/ EDWARD D. LOUGHLIN
                                     -----------------------------------------
                                                 Edward D. Loughlin
                                         PRESIDENT, CHIEF EXECUTIVE OFFICER



    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacity on the dates indicated.


              *
------------------------------  Trustee                        July 22, 1998
       William M. Doran

              *
------------------------------  Trustee                        July 22, 1998
       F. Wendell Gooch

              *
------------------------------  Trustee                        July 22, 1998
       Frank E. Morris

              *
------------------------------  Trustee                        July 22, 1998
      George J. Sullivan

              *
------------------------------  Trustee                        July 22, 1998
       James M. Storey

              *
------------------------------  Trustee                        July 22, 1998
       Robert A. Nesher

    /s/ EDWARD D. LOUGHLIN
------------------------------  President, Chief Executive     July 22, 1998
      Edward D. Loughlin          Officer

      /s/ MARK E. NAGLE
------------------------------  Controller and Chief           July 22, 1998
        Mark E. Nagle             Financial Officer




*By:   /s/ EDWARD D. LOUGHLIN
      -------------------------
         Edward D. Loughlin
          ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


      EXHIBIT
--------------------
Ex-99.B1              Agreement and Declaration of Trust of the Registrant, dated October 20, 1995
                        (incorporated by reference to Initial Registration Statement, filed on December
                        1, 1995).

Ex-99.B2              By-Laws of the Registrant (incorporated by reference to Initial Registration
                        Statement, filed on December 1, 1995).

Ex-99.B2(a)           Amended By-Laws (incorporated by reference to Post-Effective Amendment No. 2, filed on May 30, 1997).

Ex-99.B5              Investment Advisory Agreement between the Registrant and SEI Financial Management
                        Corporation, (incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement filed March 1, 1996).

Ex-99.B6              Distribution Agreement between Registrant and SEI Investments Distribution Co.,
                        (formerly, SEI Financial Services Company), (incorporated herein by reference to
                        Pre-Effective Amendment No. 1 to Registration Statement filed March 1, 1996).

Ex-99.B8              Custodian Agreement between the Registrant and CoreStates Bank, N.A., (incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement
                        filed March 1, 1996).

Ex-99.B9(a)           Administration Agreement between the Registrant and SEI Financial Management
                        Corporation, (incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement filed March 1, 1996).

Ex-99.B9(b)           Transfer Agent Agreement between the Registrant and SEI Financial Management
                        Corporation, (incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement filed March 1, 1996).

Ex-99.B10             Opinion and Consent of Counsel, (incorporated herein by reference to Pre-Effective
                        Amendment No. 1 to Registration Statement filed March 1, 1996).

Ex-99.B11             Consent of Independent Public Accountants, is filed herewith.

Ex-99.B15             Distribution Plan, Class D shares, (incorporated herein by reference to Pre-
                        Effective Amendment No. 1 to Registration Statement filed March 1, 1996).

Ex-99.B16             Performance Calculations, (incorporated herein by reference to Pre-Effective
                        Amendment No. 1 to Registration Statement filed March 1, 1996).

Ex-99.B18             18f-3 Plan, (incorporated herein by reference to Pre-Effective Amendment No. 1 to
                        Registration Statement filed March 1, 1996).

Ex-99.B24             Powers of Attorney for William M. Doran, F. Wendell Gooch, Frank E. Morris, James
                        M. Storey, George J. Sullivan, Jr., Edward D. Loughlin, Mark E. Nagle, and Robert
                        A. Nesher are filed herewith.

Ex-27                 Financial Data Schedules, filed herewith.

Ex-27.1A              Diversified Conservative Income Fund, Class A

Ex-27.1D              Diversified Conservative Income Fund, Class D

Ex-27.2A              Diversified Conservative Fund, Class A

      EXHIBIT
--------------------
Ex-27.2D              Diversified Conservative Fund, Class D

Ex-27.3A              Diversified Moderate Growth Fund, Class A

Ex-27.3D              Diversified Moderate Growth Fund, Class D

Ex-27.4A              Diversified Global Growth Fund, Class A

Ex-27.4D              Diversified Global Growth Fund, Class D

Ex-27.5A              Diversified U.S. Stock Fund, Class A

Ex-27.5D              Diversified U.S. Stock Fund, Class D

Ex-27.6A              Diversified Global Moderate Growth Fund, Class A

Ex-27.6D              Diversified Global Moderate Growth Fund, Class D

Ex-27.7A              Diversified Global Stock Fund, Class A

Ex-27.7D              Diversified Global Stock Fund, Class D